STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                            800.820.0888 301.296.5100
                            WWW.RYDEXINVESTMENTS.COM

This Statement of Additional Information ("SAI") relates to shares of the following portfolios (the "Funds") of Rydex Series Funds (the "Trust"):

DOMESTIC EQUITY FUNDS                             SECTOR FUNDS
---------------------                             ------------
NOVA FUND                                         BANKING FUND
S&P 500 FUND                                      BASIC MATERIALS FUND
INVERSE S&P 500 FUND                              BIOTECHNOLOGY FUND
    (FORMERLY, URSA FUND)                         CONSUMER PRODUCTS FUND
LARGE-CAP GROWTH FUND                             ELECTRONICS FUND
LARGE-CAP VALUE FUND                              ENERGY FUND
OTC FUND                                          ENERGY SERVICES FUND
INVERSE OTC FUND                                  FINANCIAL SERVICES FUND
    (FORMERLY, ARKTOS FUND)                       HEALTH CARE FUND
MID-CAP ADVANTAGE FUND                            INTERNET FUND
    (FORMERLY, MEDIUS FUND)                       LEISURE FUND
INVERSE MID-CAP FUND                              PRECIOUS METALS FUND
MID-CAP GROWTH FUND                               REAL ESTATE FUND
MID-CAP VALUE FUND                                RETAILING FUND
RUSSELL 2000(R) ADVANTAGE FUND                      TECHNOLOGY FUND
    (FORMERLY, MEKROS FUND)                       TELECOMMUNICATIONS FUND
RUSSELL 2000(R) FUND                                TRANSPORTATION FUND
INVERSE RUSSELL 2000(R) FUND                        UTILITIES FUND
    (FORMERLY, INVERSE SMALL-CAP FUND)
SMALL-CAP GROWTH FUND                             ALTERNATIVE FUNDS
     SMALL-CAP VALUE FUND                         -----------------
                                                   COMMODITIES FUND
                                                   DYNAMIC STRENGTHENING DOLLAR FUND
INTERNATIONAL EQUITY FUNDS                            (FORMERLY, STRENGTHENING DOLLAR FUND)
--------------------------                        DYNAMIC WEAKENING DOLLAR FUND
EUROPE ADVANTAGE FUND                                 (FORMERLY, WEAKENING DOLLAR FUND)
    (FORMERLY, LARGE-CAP EUROPE FUND)
JAPAN ADVANTAGE FUND
    (FORMERLY, LARGE-CAP JAPAN FUND)              ALTERNATIVE STRATEGIES FUNDS
                                                  ----------------------------
                                                  SECTOR ROTATION FUND
    MASTER FUNDS                                  MULTI-CAP CORE EQUITY FUND
    ------------                                      (FORMERLY, CORE EQUITY FUND)
NOVA MASTER FUND                                  ABSOLUTE RETURN STRATEGIES FUND
INVERSE OTC MASTER FUND                           HEDGED EQUITY FUND
INVERSE S&P 500 MASTER FUND
INVERSE GOVERNMENT LONG BOND MASTER FUND
                                                      MONEY MARKET FUND
                                                      -----------------
FIXED INCOME FUNDS                                U.S. GOVERNMENT MONEY MARKET FUND
------------------
GOVERNMENT LONG BOND ADVANTAGE FUND
    (FORMERLY, U.S. GOVERNMENT BOND FUND)
INVERSE GOVERNMENT LONG BOND FUND
    (FORMERLY, JUNO FUND)

This SAI is not a prospectus. It should be read in conjunction with the Trust's current prospectuses for the Advisor Class, Investor Class, A-Class, C-Class and H-Class Shares dated August 1, 2006 (each a "Prospectus," and together, the "Prospectuses"). Copies of the Trust's Prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Funds' most recent financial statements are incorporated herein by reference and must be delivered with this SAI.

      The date of this SAI is August 1, 2006 as supplemented August 7, 2006

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION ABOUT THE TRUST............................................1

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS..............................2

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS.................................28

DESCRIPTION OF THE MONEY MARKET FUND..........................................32

INVESTMENT RESTRICTIONS.......................................................32

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................40

MANAGEMENT OF THE TRUST.......................................................49

PRINCIPAL HOLDERS OF SECURITIES...............................................70

DETERMINATION OF NET ASSET VALUE..............................................95

PURCHASE AND REDEMPTION OF SHARES.............................................97

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS ...............98

DIVIDENDS, DISTRIBUTIONS, AND TAXES..........................................101

OTHER INFORMATION............................................................108

INDEX PUBLISHERS.............................................................110

COUNSEL......................................................................111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................111

CUSTODIAN ...................................................................111

FINANCIAL STATEMENTS.........................................................112

APPENDIX A - DESCRIPTION OF BOND RATINGS.....................................A-1

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities.

This SAI relates to the following series of the Trust, which are categorized below according to each Fund's type of investment strategy:

------------------------------------------------------------------------------------------------------------------------
                                               THE "DOMESTIC EQUITY FUNDS"
------------------------------------------------------------------------------------------------------------------------
Nova Fund                                      Mid-Cap Advantage Fund                         Small-Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------
S&P 500 Fund                                   Inverse Mid-Cap Fund                           Small-Cap Value Fund
------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Fund                           Mid-Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Fund                          Mid-Cap Value Fund
------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                           Russell 2000(R) Advantage Fund
------------------------------------------------------------------------------------------------------------------------
OTC Fund                                       Russell 2000(R) Fund
------------------------------------------------------------------------------------------------------------------------
Inverse OTC Fund                               Inverse Russell 2000(R) Fund
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                    THE "SECTOR FUNDS"
------------------------------------------------------------------------------------------------------------------------
Banking Fund                                     Financial Services Fund                       Technology Fund
------------------------------------------------------------------------------------------------------------------------
Basic Materials Fund                             Health Care Fund                              Telecommunications Fund
------------------------------------------------------------------------------------------------------------------------
Biotechnology Fund                               Internet Fund                                 Transportation Fund
------------------------------------------------------------------------------------------------------------------------
Consumer Products Fund                           Leisure Fund                                  Utilities Fund
------------------------------------------------------------------------------------------------------------------------
Electronics Fund                                 Precious Metals Fund
------------------------------------------------------------------------------------------------------------------------
Energy Fund                                      Real Estate Fund
------------------------------------------------------------------------------------------------------------------------
Energy Services Fund                             Retailing Fund
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                             THE "INTERNATIONAL EQUITY FUNDS"
------------------------------------------------------------------------------------------------------------------------
Europe Advantage Fund                                                  Japan Advantage Fund
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                 THE "FIXED INCOME FUNDS"
------------------------------------------------------------------------------------------------------------------------
Government Long Bond Advantage Fund                                    Inverse Government Long Bond Advantage Fund
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                 THE "ALTERNATIVE FUNDS"
------------------------------------------------------------------------------------------------------------------------
Commodities  Fund                                                      Dynamic Weakening Dollar Fund
------------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening Dollar Fund
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                            THE "ALTERNATIVE STRATEGIES FUNDS"
------------------------------------------------------------------------------------------------------------------------
Sector Rotation Fund                                                  Absolute Return Strategies Fund
------------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity Fund                                            Hedged Equity Fund
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                 THE "MONEY MARKET FUND"
------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market  Fund
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                   THE "MASTER FUNDS*"
------------------------------------------------------------------------------------------------------------------------
                                                     Nova Master Fund
------------------------------------------------------------------------------------------------------------------------
                                                 Inverse OTC Master Fund
------------------------------------------------------------------------------------------------------------------------
                                               Inverse S&P 500 Master Fund
------------------------------------------------------------------------------------------------------------------------
                                         Inverse Government Long Bond Master Fund
------------------------------------------------------------------------------------------------------------------------

* THESE FUNDS SERVE AS MASTER FUNDS IN A MASTER-FEEDER ARRANGEMENT WITH THE NOVA, INVERSE S&P 500, INVERSE OTC AND INVERSE GOVERNMENT LONG BOND FUNDS, RESPECTIVELY. FOR MORE INFORMATION ON THE MASTER-FEEDER STRUCTURE, SEE "DIVIDENDS, DISTRIBUTIONS, AND TAXES - MASTER-FEEDER STRUCTURE."

Each Fund is an open-end, management investment company. The Trust currently offers Investor Class Shares, Advisor Class Shares, A-Class Shares, C-Class Shares and H-Class Shares of the Funds. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. In addition, an initial sales charge is imposed on the purchase of A-Class Shares, and a contingent deferred sales load is imposed on the redemption of C-Class Shares. Sales charges and minimum investment requirements are described in the Prospectuses. For more information on shareholder servicing and distribution expenses, see "Dividends, Distributions, and Taxes." Additional Funds and/or classes of shares may be created from time to time.

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS

GENERAL

Each Fund's investment objective and principal investment strategies are described in the Funds' Prospectuses. The benchmark of the Nova Fund, Nova Master Fund, Inverse S&P 500 Fund, Inverse S&P 500 Master Fund, OTC Fund, Government Long Bond Advantage Fund, Inverse Government Long Bond Fund and Inverse Government Long Bond Master Fund and are fundamental policies which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The investment objective of each Domestic Equity Fund (except for the Nova Fund, Inverse S&P 500 Fund, and OTC
Fund), Sector Fund, International Equity Fund, Alternative Fund, Alternative Strategies Fund and Master Fund (except for the Nova Master Fund and Inverse S&P 500 Master Fund) is non-fundamental and may be changed without the consent of the holders of a majority of that Fund's outstanding shares. The following information supplements, and should be read in conjunction with, those sections of the Funds' Prospectuses.

Portfolio management is provided to each Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Investments (the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectuses may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental investment policies. There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives.

BORROWING

While the Funds do not anticipate doing so, the Domestic Equity Funds (except for the Inverse S&P 500 Fund, OTC Fund, and Inverse OTC Fund), Sector Funds, International Equity Funds, Government Long Bond Advantage Fund, Alternative Funds, Alternative Strategies Funds and Nova Master Fund may borrow money for investment purposes. Borrowing for investment is one form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Domestic Equity Funds (except for the Inverse

S&P 500 Fund, OTC Fund, and Inverse OTC Fund), Sector Funds, International Equity Funds, Government Long Bond Advantage Fund, Alternative Funds, Alternative Strategies Funds and Nova Master Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, a Fund, within three days (not including Sundays and holidays), will reduce the amount of a Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

CURRENCY TRANSACTIONS

Although the International Equity Funds, Commodities Fund, Absolute Return Strategies Fund and Hedged Equity Fund do not currently expect to engage in currency hedging, currency transactions may be used in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures and options thereon, exchange listed and over-the-counter options ("OTC options") on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P(R) or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. Dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krone is linked to the euro, the Fund holds securities denominated in krone and the Advisor believes that the value of the krone will decline against the U.S.
Dollar, the Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

DYNAMIC STRENGTHENING DOLLAR FUND AND DYNAMIC WEAKENING DOLLAR FUND. While the Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds do not anticipate doing so they may conduct currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds will regularly enter into forward currency contracts.

The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a "synthetic" position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging. The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may use forward currency contracts for Position Hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds are not required to enter into forward currency contracts for hedging purposes and it is possible that the Funds may not be able to hedge against a currency devaluation that is so generally anticipated that the Funds are unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may have to limit their currency transactions to qualify as a "regulated investment company" under the U.S. Internal Revenue Code of 1986, as amended (the "Code").

The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds currently do not intend to enter into a forward currency contract with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments
to) that particular currency.

At or before the maturity of a forward currency contract, the Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency. If the Funds engage in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may convert their holdings of foreign currencies into U.S. Dollars from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

FOREIGN CURRENCY OPTIONS. The International Equity, Dynamic Strengthening Dollar, Dynamic Weakening Dollar, Absolute Return Strategies and Hedged Equity Funds may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FOREIGN CURRENCIES

The International Equity Funds, Absolute Return Strategies Fund and Hedged Equity Fund may, and the Dynamic Strengthening Dollar Fund and Dynamic Weakening Dollar Fund will, invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.

o INFLATION. Exchange rates change to reflect changes in a currency's buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

o TRADE DEFICITS. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

o INTEREST RATES. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

o BUDGET DEFICITS AND LOW SAVINGS RATES. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

o POLITICAL FACTORS. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.

o GOVERNMENT CONTROL. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Funds' investments is calculated in U.S. Dollars each day that the New York Stock Exchange ("NYSE") is open for business. As a result, to the extent that a Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund's NAV as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Funds will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the Funds will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in the Funds' assets also will be affected by the net investment income generated by the money market instruments in which the Funds invest and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The International Equity, Dynamic Strengthening Dollar, Dynamic Weakening Dollar, Absolute Return Strategies and Hedged Equity Funds may incur currency exchange costs when they sell instruments denominated in one currency and buy instruments denominated in another.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

FOREIGN CURRENCY WARRANTS. The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may invest in foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs(SM)") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (I.E., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES. The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may invest in principal exchange rate linked securities ("PERLs(SM)"). PERLs(SM) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on "standard" PERLs(SM) is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; "reverse" PERLs(SM) are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs(SM) may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

PERFORMANCE INDEXED PAPER. The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may invest in performance indexed paper ("PIPs(SM)"). PIPs(SM) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs(SM) is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

DEBT SECURITIES

The Fixed Income,  Alternative,  and Alternative  Strategies Funds may invest in debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk

FIXED INCOME SECURITIES

The market value of the fixed income investments in which the Fixed Income, Alternative and Alternative Strategies Funds may invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise.
Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's NAV. Additional information regarding fixed income securities is described below:

o DURATION. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

o     VARIABLE  AND  FLOATING  RATE  SECURITIES.   Variable  and  floating  rate
      instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

NON-INVESTMENT-GRADE SECURITIES. The Absolute Return Strategies and Hedged Equity Funds may invest in non-investment-grade securities. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Except as otherwise provided in the Absolute Return Strategies and Hedged Equity Funds' Prospectus, if a credit-rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Advisor deems it in the best interest of shareholders.

EQUITY SECURITIES

The Funds may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the NAV of the fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Domestic Equity, Sector, International Equity, Alternative, and Alternative Strategies Funds may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below.

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

o MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission ("SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

      The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

FOREIGN ISSUERS

The Domestic Equity, Sector, International Equity and Alternative Strategies Funds may invest in issuers located outside the United States through American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protect the Funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

RISK FACTORS REGARDING EUROPE. The Europe Advantage Fund seeks to provide investment results which correlate to the performance of the Dow Jones STOXX 50SM Index (the "STOXX 50 Index"). The STOXX 50 Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by STOXX Ltd. from 17 countries under criteria designed to identify highly liquid companies that are market leaders in their sectors. The 17 countries include Switzerland, Norway, and 15 of the 25 countries of the European Union ("EU") - Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom.

Investing in Euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. On January 1, 1999, the EU established a single currency, the Euro, to replace each member country's domestic currency. Following a three-year transition period, the Euro began circulating on January 1, 2002, and replaced the currencies previously used by Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Continent's economies are diverse, its governments are decentralized and its cultures differ widely. The adoption of a supranational currency has created uncertainties with regard to each member country's ability to coordinate the EU's monetary policy with their national fiscal policies and other political concerns. As economic conditions across member countries vary from robust to dismal, there is continued concern about national-level support for the Euro. According to the Maastricht treaty, member countries must maintain inflation below 3.3%, public debt below 60% of GDP, and a deficit of 3% or less of GDP to qualify for participation in the Euro. These requirements severely limit member countries' ability to implement monetary policy to address regional economic conditions. The potentially extensive ramifications of these uncertainties represent important risk considerations for investors in Euro-denominated securities.

The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S.

In addition, the securities markets of European countries are subject to varying degrees of regulation, which may be either less or more restrictive than that imposed by the U.S. Government. For example, the reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

The EU has been extending its influence to the east. It has accepted several new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. It is hoped that membership for these countries will help cement economic and political stability. Nevertheless, eight of the new entrants are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to what existed under the former Soviet Union. The current and future status of the EU continues to be the subject of political controversy, with widely differing views both within and between member countries.

Increased terrorism activity and related geo-political risks have led to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

RISK FACTORS REGARDING JAPAN.

The Japan Advantage Fund seeks to provide investment results that correlate to the performance of Japan's Topix 100 Index. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange ("TSE").

For three decades overall real economic growth in Japan had been spectacular: a 10% average in the 1960s, a 5% average in the 1970s, and a 4% average in the 1980s. Growth slowed markedly in the 1990s, averaging just 1.7%, largely because of the after effects of overinvestment during the late 1980s and contractionary domestic policies intended to wring speculative excesses from the stock and real estate markets. From 2000 to 2003, government efforts to revive economic growth met with little success and were further hampered by the slowing of the US, European, and Asian economies. In 2004, growth improved and the lingering fears of deflation in prices and economic activity lessened. In 2005, Japan's Gross Domestic Product ("GDP") grew by 2.7% in real terms, the largest growth since the beginning of the government's growth initiative. Japan's huge government debt, which totals more than 160% of GDP, and the aging of the population are two major long-run problems. A rise in taxes could be viewed as endangering the revival of growth.

Japanese  unemployment  levels  are  high and  have  been an area of  increasing concern. Also of concern are Japan's trade surpluses. As a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the Unites States. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. Additionally, the strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. In addition, the Japanese securities markets are less regulated than the U.S. markets, and evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights also are not always enforced. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. Internal conflict over the proper way to reform the ailing banking system continues.

ILLIQUID SECURITIES

While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% (10% for the Money Market
Fund) due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the "SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A

Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds (other than the Fixed Income Funds and Money Market Fund) may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC. Generally, a Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement. The Fixed Income Funds and Money Market Fund may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the requirements of the 1940 Act.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in ETFs is the same as investing in a portfolio of equity securities comprising the index. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). ETFs may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral), except that the Money Market Fund may not lend more than 10% of its total assets. No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. The Funds (other than the Money Market Fund) may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). To the extent the Funds use futures and/or options on futures, they will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Funds, except for the Money Market Fund, may buy put and call options and write (sell) put and call options on securities and on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing each Fund's respective investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that a Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or a Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RISKS ASSOCIATED WITH COMMODITY FUTURES CONTRACTS. There are several additional risks associated with the Commodities Fund's transactions in commodity futures contracts.

o STORAGE. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Commodities Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

o REINVESTMENT. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

o OTHER ECONOMIC FACTORS. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund's investments to greater volatility than investments in traditional securities.

o COMBINED POSITIONS. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

HYBRID INSTRUMENTS

The Commodities Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

PORTFOLIO TURNOVER

As discussed in the Trust's Prospectuses, the Trust anticipates that investors in the Funds, other than the Commodities Fund, Sector Rotation Fund, Multi-Cap Core Equity Fund, Absolute Return Strategies Fund and Hedged Equity Fund, as part of an asset allocation investment strategy, will frequently purchase and/or redeem shares of the Funds. The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. (See
"Purchasing and Redeeming Shares" and "Financial Highlights" in the Trust's Prospectuses). Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds, except for the Commodities Fund, Sector Rotation Fund, Multi-Cap Core Equity Fund, Absolute Return Strategies Fund and Hedged Equity Fund, will be substantial.

In general, the Advisor manages the Commodities Fund, Sector Rotation Fund, Multi-Cap Core Equity Fund, Absolute Return Strategies Fund and Hedged Equity Fund without regard to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. Because the Commodities Fund, Sector Rotation Fund, Multi-Cap Core Equity Fund, Absolute Return Strategies Fund and Hedged Equity Fund expect to use all short-term instruments, their reported portfolio turnover may be low despite relatively high portfolio activity which would involve correspondingly greater expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Commodities Fund, Sector Rotation Fund, Multi-Cap Core Equity Fund, Absolute Return Strategies Fund and Hedged Equity Fund, the higher these transaction costs borne by the Funds and their long-term shareholders generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates) for certain taxable shareholders.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one-year.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

The Real Estate Fund will invest a majority of its assets in REITs. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the U.S. Internal Revenue Code of 1986, as amended, (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES

The Real Estate Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, other than the Money Market Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The  Domestic  Equity,  Alternative,  Alternative  Strategies,  Money Market and
Master Funds may use reverse repurchase agreements as part of that Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES

The Inverse S&P 500 Fund, Inverse OTC Fund, Inverse Mid-Cap Fund, Inverse Russell 2000(R) Fund, Inverse Government Long Bond Fund, Dynamic Weakening Dollar Fund, Alternative Strategies Funds, Inverse S&P 500 Master Fund, Inverse OTC Master Fund, and Inverse Government Long Bond Master Fund may engage in short sales transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

The Domestic Equity (except for the Inverse S&P 500, Inverse OTC, Inverse Mid-Cap and Inverse Russell 2000(R) Funds), Sector, International Equity, and Alternative (except for the Dynamic Weakening Dollar Fund) Funds each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost.

STOCK INDEX FUTURES CONTRACTS

The Funds may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

SWAP AGREEMENTS

The Funds may enter into swap agreements, including, but not limited to, equity index swaps and interest rate swaps. The Absolute Return Strategies Fund may also enter into credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is the credit default swap. A credit default swap enables a fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives an upfront or periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default event occurs, the buyer will lose its investment and recover nothing. The Absolute Return Strategies Fund may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Absolute Return Strategies Fund is selling credit protection, the default of a third party issuer.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TRACKING ERROR

The following factors may affect the ability of the Domestic Equity Funds, International Equity Funds, Fixed Income Funds, Dynamic Strengthening Dollar Fund, Dynamic Weakening Dollar Fund and Master Funds to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) a Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark being held by a Fund; (4) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) a Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; (9) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) the time difference between the close of the International Equity Funds' respective benchmark and the time the International Equity Funds price their shares at the close of the New York Stock Exchange ("NYSE"); or (11) market movements that run counter to a leveraged Fund's investments. Market movements that run counter to a leveraged Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant. As a result of fair value pricing, the day-to-day correlation of the International Equity Funds' performance may tend to vary from the closing performance of the International Equity Funds' respective benchmarks. However, all of the Domestic Equity, International Equity, Fixed Income, Dynamic
Strengthening Dollar, Dynamic Weakening Dollar and Master Funds' performance attempts to correlate highly with the movement in their respective benchmarks over time.

U.S. GOVERNMENT SECURITIES

The Government Long Bond Advantage Fund invests primarily in U.S. Government securities, and each of the other Funds may invest in U.S. Government securities. The Inverse Government Long Bond Fund, Commodities Fund, Dynamic Strengthening Dollar Fund, Dynamic Weakening Dollar Fund and Inverse Government Long Bond Master Fund may enter into short transactions on U.S. Government securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal
Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer
Mac).

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Government Long Bond Advantage Fund will invest in such U.S. Government securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS

The S&P 500 Fund, Russell 2000(R) Fund, Fixed Income Funds, Absolute Return Strategies Fund, Hedged Equity Fund and Inverse Government Long Bond Master Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS

BANKING FUND

The Fund may invest in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. In addition, these companies may offer services such as merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national or international scale.

BASIC MATERIALS FUND

The Fund may invest in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector. The Fund may invest in companies handling products such as chemicals, lumber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement, and gypsum. The Fund may also invest in the securities of mining, processing, transportation, and distribution companies, including equipment suppliers and railroads.

BIOTECHNOLOGY FUND

The Fund may invest in companies engaged in the research, development, sale, and manufacture of various biotechnological products, services and processes. These include companies involved with developing or experimental technologies such as generic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.

The description of the biotechnology sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); chemicals (enzymes, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); and industry (biochips, fermentation, enhanced mineral recovery).

CONSUMER PRODUCTS FUND

The Fund may invest in companies engaged in the manufacture of goods to consumers, both domestically and internationally. The Fund may invest in companies that manufacture durable products such as furniture, major appliances, and personal computers. The Fund also may invest in companies that manufacture, wholesale or retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (I.E., books, magazines, TV, cable, movies, music, gaming, and sports). In addition, the Fund may invest in consumer products and services such as lodging, child care, convenience stores, and car rentals.

ELECTRONICS FUND

The Fund may invest in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. In addition, the Fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer-aided design and computer-aided manufacturing ("CAD/CAM"), computer-aided engineering, and robotics), lasers and electro-optics, and other developing electronics technologies.

ENERGY FUND

The Fund may invest in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The business activities of companies in which the Fund may invest include production, generation, transmission, refining, marketing, control, distribution or measurement of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field may also be considered for this Fund.

ENERGY SERVICES FUND

The Fund may invest in companies in the energy services field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The Fund may invest in companies involved in providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging. Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, downhole equipment, valves, pumps, compression equipment, and well completion equipment and service. Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services, and interpretation of this data. The Fund may also invest in companies with a variety of underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy related capital equipment, mining related equipment or services, and high technology companies serving these industries.

FINANCIAL SERVICES FUND

The Fund may invest in companies that are involved in the financial services sector, including commercial and investment banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, real estate-related companies, leasing companies, and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

SEC regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities. These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be "principally engaged" in this Fund's business activity. Rule 12d3-1 under the 1940 Act, allows investment portfolios such as this Fund, to invest in companies engaged in securities-related activities subject to certain conditions. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (I.E., broker/dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase. The Fund may purchase securities of an issuer that derived more than 15% of it gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

      a. the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that issuer;

      b. for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer's outstanding securities in that class;

      c. for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In  applying  the  gross  revenue  test,  an  issuer's  own   securities-related
activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holding of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

HEALTH CARE FUND

The Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

INTERNET FUND

The Fund may invest in companies that are involved in the Internet sector including companies which the Advisor believes should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware or software which impacts Internet commerce; or provide Internet access to consumers and businesses.

LEISURE FUND

The Fund may invest in companies engaged in the design, production, or distribution of goods or services in the leisure industries including television and radio broadcasting or manufacturing (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas. Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, hotels and motels, leisure apparel or footwear, tobacco products, and gaming casinos.

PRECIOUS METALS FUND

The Fund may invest in the equity securities of U.S. and foreign companies that are involved in the precious metals sector ("Precious Metals Companies"). Precious Metals Companies include precious metals manufacturers; distributors of precious metals products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies.

REAL ESTATE FUND

The Fund primarily invests in equity securities of publicly traded companies principally engaged in the real estate industry. Companies principally engaged in the real estate industry include REITs, master limited partnerships ("MLPs"), and real estate owners, real estate managers, real estate brokers, and real estate dealers, and may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. It is expected that the majority of the Fund's total assets will be invested in securities issued by REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity REITs or Mortgage REITs. Equity REITs invest the majority of their assets directly in ownership of real property and derive their income primarily from rental income. Equity REITs are further categorized according to the types of real estate properties they own, I.E., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the credit they have extended. The Fund will invest primarily in Equity REITs. Shareholders in the Fund should realize that by investing in REITs indirectly through the Fund, they would bear not only their proportionate share of the expenses of the Fund but also, indirectly, the management expenses of underlying REITs. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national scale.

RETAILING FUND

The Fund may invest in companies that are involved in the retailing sector including companies engaged in merchandising finished goods and services primarily to individual consumers. Companies in which the Fund may invest include general merchandise retailers, department stores, restaurant franchises, drug stores, motor vehicle and marine dealers, and any specialty retailers selling a single category of merchandise such as apparel, toys, jewelry, consumer electronics, or home improvement products. The Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video based electronic systems.

TECHNOLOGY FUND

The Fund may invest in companies that are involved in the technology sector including companies that the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. These may include, for example, companies that develop, produce, or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors.

TELECOMMUNICATIONS FUND

The Fund may invest in companies that are involved in the telecommunications sector including companies engaged in the development, manufacture, or sale of communications services and/or equipment. Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide-area product networks; satellite, microwave and cable television; Internet access; and equipment used to provide these products and services. Long-distance telephone companies may also have interests in developing technologies, such as fiber optics and data transmission. Certain types of companies in which the Fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.

TRANSPORTATION FUND

The Fund may invest in companies that are involved in the transportation sector, including companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. Transportation services may include companies involved in the movement of freight and/or people such as airline, railroad, ship, truck, and bus companies. Other service companies include those that provide leasing and maintenance for automobiles, trucks, containers, rail cars, and planes. Equipment manufacturers include makers of trucks, automobiles, planes, containers, rail cars, or any other mode of transportation and their related products. In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

UTILITIES FUND

The Fund will invest primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations as described in the Fund's Prospectuses. Such companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies involved in the public communication field, including telephone, telegraph, satellite, microwave and other public communication facilities.

DESCRIPTION OF THE MONEY MARKET FUND

The Money Market Fund seeks to provide security of principal, high current income, and liquidity. The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and may invest any remaining assets in receipts and enter into repurchase agreements fully collateralized by U.S. Government securities.

The Money Market Fund is governed by SEC rules that impose certain liquidity, maturity and diversification requirements. The Money Market Fund's assets are valued using the amortized cost method, which enables the Money Market Fund to maintain a stable NAV. All securities purchased by the Money Market Fund must have remaining maturities of 397 days or less. Although the Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds, which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE NOVA FUND, INVERSE S&P 500 FUND, OTC FUND, INVERSE OTC FUND, PRECIOUS METALS FUND, FIXED INCOME FUNDS AND MASTER FUNDS

The Nova Fund, Inverse S&P 500 Fund, OTC Fund, Inverse OTC Fund, Precious Metals Funds, Fixed Income Fund and Master Funds shall not:

1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except: (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations; or (ii) by engaging in repurchase agreements with respect to portfolio securities; or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

2.    Underwrite securities of any other issuer.

3. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Funds may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 5, 7, 8, and 9, as applicable to the Fund.

5. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with: (i) the writing of covered put and call options; (ii) the purchase of securities on a forward-commitment or delayed-delivery basis; and (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

6. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indices, and options on futures contracts or indices and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

      6.1 THE PRECIOUS METALS FUND MAY (A) TRADE IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS; OR (B) INVEST IN PRECIOUS METALS AND PRECIOUS MINERALS.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except that, to the extent the benchmark selected for a particular Domestic Equity Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry). This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.

      7.1   THE PRECIOUS METALS FUND WILL INVEST 25% OR MORE OF THE VALUE OF ITS
            TOTAL   ASSETS   IN   SECURITIES   IN   THE    METALS-RELATED    AND
            MINERALS-RELATED INDUSTRIES.

8. Borrow money, except: (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank; or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the

      Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

      8.1 THE NOVA FUND, GOVERNMENT LONG BOND ADVANTAGE FUND, AND NOVA MASTER FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, FOR THE PURPOSE OF INVESTMENT LEVERAGE.

      8.2 THE INVERSE GOVERNMENT LONG BOND FUND AND INVERSE GOVERNMENT LONG BOND MASTER FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, BUT SHALL NOT MAKE PURCHASES WHILE BORROWING IN EXCESS OF 5% OF THE VALUE OF ITS ASSETS. FOR PURPOSES OF THIS SUBPARAGRAPH, FUND ASSETS INVESTED IN REVERSE REPURCHASE AGREEMENTS ARE INCLUDED IN THE AMOUNTS BORROWED.

9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

      9.1 THE INVERSE S&P 500 FUND, INVERSE OTC FUND, INVERSE GOVERNMENT LONG BOND FUND, INVERSE S&P 500 MASTER FUND, INVERSE OTC MASTER FUND, AND INVERSE GOVERNMENT LONG BOND MASTER FUND MAY ENGAGE IN SHORT SALES OF PORTFOLIO SECURITIES OR MAINTAIN A SHORT POSITION IF AT ALL TIMES WHEN A SHORT POSITION IS OPEN: (I) THE FUND MAINTAINS A SEGREGATED ACCOUNT WITH THE FUND'S CUSTODIAN TO COVER THE SHORT POSITION IN ACCORDANCE WITH THE POSITION OF THE SEC; OR (II) THE FUND OWNS AN EQUAL AMOUNT OF SUCH SECURITIES OR SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE, WITHOUT PAYMENT OF ANY FURTHER CONSIDERATION, FOR SECURITIES OF THE SAME ISSUE AS, AND EQUAL IN AMOUNT TO, THE SECURITIES SOLD SHORT.

FUNDAMENTAL POLICIES APPLICABLE TO THE MONEY MARKET FUND

The Money Market Fund shall not:

10. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

11. Lend the Money Market Fund's portfolio securities in excess of 15% of the Money Market Fund's total assets. Any loans of the Money Market Fund's portfolio securities will be made according to guidelines established by the Board, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

12. Issue senior securities, except as permitted by the Money Market Fund's investment objectives and policies.

13.   Write or purchase put or call options.

14. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

15. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

16. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

FUNDAMENTAL POLICIES OF THE DOMESTIC EQUITY FUNDS (EXCEPT THE NOVA FUND, INVERSE S&P 500 FUND, OTC FUND, AND INVERSE OTC FUND), SECTOR FUNDS (OTHER THAN THE PRECIOUS METALS FUND), INTERNATIONAL EQUITY FUNDS, ALTERNATIVE FUNDS AND ALTERNATIVE STRATEGIES FUNDS

The Domestic Equity Funds (except the Nova Fund, Inverse S&P 500 Fund, OTC Fund, and Inverse OTC Fund), Sector Funds (other than the Precious Metals Fund), International Equity Funds, Alternative Funds and Alternative Strategies Funds may not:

17. With respect to 75% of the Absolute Return Strategies and Hedged Equity Funds' assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer (this limitation applies to the Absolute Return Strategies and Hedged Equity Fund only).

18. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require that Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

19. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

20. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Funds may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

21. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

22. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

23. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases, except that this restriction does not apply to the Commodities Fund.

24. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, (i) to the extent the benchmark selected for a particular Domestic Equity Fund or the [Absolute Return Strategies or Hedged Equity Fund] is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry; and
      (ii) a Sector Fund may be concentrated in an industry or group of industries within a sector. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

The Funds may not:

1. Invest in warrants (this limitation does not apply to the Absolute Return Strategies Fund or the Hedged Equity Fund).

2. Invest in real estate limited partnerships (this limitation does not apply to the Real Estate Fund).

3. Invest in mineral leases (this limitation does not apply to the Absolute Return Strategies and Hedged Equity Funds).

The Domestic Equity Funds (except the Nova Fund, Inverse S&P 500 Fund, OTC Fund, and Inverse OTC Fund), Sector Funds, International Equity Funds, Alternative Funds and Alternative Strategies Funds may not:

4. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

5.    Invest in companies for the purpose of exercising control.

6. Purchase securities on margin or effect short sales, except that a Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

7. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

8. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The S&P 500 Fund, OTC Fund, and Russell 2000(R) Fund may not:

9. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities (and derivatives thereof) of companies in the underlying index without 60 days' prior notice to shareholders.

10.   The Russell 2000(R) Advantage Fund may not:

      Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform similarly to those of its underlying index, without 60 days' prior notice to shareholders.

The Inverse S&P 500 Fund and the Inverse OTC Fund may not:

11. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to those of its underlying index, without 60 days' prior notice to shareholders.

The Large-Cap Growth Fund may not:

12. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in large-cap growth securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Value Fund may not:

13. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in large-cap value securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Mid-Cap Advantage Fund may not:

14. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in mid-cap securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Inverse Mid-Cap Fund may not:

15. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to those of its underlying index, without 60 days' prior notice to shareholders.

The Mid-Cap Growth Fund may not:

16. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in mid-cap growth securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Mid-Cap Value Fund may not:

17. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in mid-cap value securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Inverse Russell 2000(R) Fund may not:

18. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to those of its underlying index, without 60 days' prior notice to shareholders.

The Small-Cap Growth Fund may not:

19. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in small-cap growth securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Small-Cap Value Fund may not:

20. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in small-cap value securities (and derivatives thereof) without 60 days' prior notice to shareholders.

Each Sector Fund may not:

21. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (and derivatives thereof) of companies in its respective sector without 60 days' prior notice to shareholders.

      The Sector Funds will invest in companies within each Fund's respective sector as determined in accordance with the Standard & Poor's Global Industry Classification Standards (GICS).

The Europe Advantage Fund may not:

22. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of European issuers (and derivatives thereof) without 60 days' prior notice to shareholders.

The Japan Advantage Fund may not:

23. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of Japanese issuers (and derivatives thereof) without 60 days' prior notice to shareholders.

The Government Long Bond Advantage Fund and U.S. Government Money Market Fund may not:

24. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities issued by the U.S. Government (and derivatives thereof) without 60 days' prior notice to shareholders.

The Inverse Government Long Bond Fund may not:

25. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. Government without 60 days' prior notice to shareholders.

The Commodities Fund may not:

26.   Change its  investment  strategy to invest at least 80% of its net assets,
      plus  any  borrowings  for  investment   purposes,   in   commodity-linked
      instruments without 60 days' prior notice to shareholders.

The Multi-Cap Core Equity Fund and Hedged Equity Fund may not:

27. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (and derivatives thereof) without 60 days' prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 8 above under the heading "Fundamental Policies of the Nova Fund, Inverse S&P 500 Fund, OTC Fund, Inverse OTC Fund, Precious Metals Fund, Fixed Income Funds, and Master Funds" above and in paragraph 18 above under the heading "Fundamental Polices of the Domestic Equity Funds (except the Nova Fund, Inverse S&P 500 Fund, OTC Fund, and Inverse OTC Fund), Sector Funds (other than the Precious Metals Fund), International Equity Funds, Alternative Funds and Alternative Strategies Funds." With respect to borrowings in accordance with the limitations set forth in paragraphs 8 and 17, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended March 31, 2004, 2005 and 2006, the Funds paid the following brokerage commissions:

-----------------------------------------------------------------------------------------------------------------------------------
                                                      AGGREGATE BROKERAGE         AGGREGATE BROKERAGE         AGGREGATE BROKERAGE
                                  FUND INCEPTION   COMMISSIONS DURING FISCAL   COMMISSIONS DURING FISCAL      COMMISSIONS DURING
FUND NAME                              DATE             YEAR ENDED 2004             YEAR ENDED 2005         FISCAL YEAR ENDED 2006
-----------------------------------------------------------------------------------------------------------------------------------
Nova*                               7/12/1993                  $0                          $0                         $0
-----------------------------------------------------------------------------------------------------------------------------------
Nova Master                          8/1/2001               $813,129                    $660,578                   $320,427
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500                              6/1/2006                  **                          **                         **
-----------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500*                     1/7/1994                  $0                          $0                         $0
-----------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Master               4/1/2000               $292,882                       $0                       $62,241
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth                    2/20/2004                $2,631                     $231,506                   $375,472
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                     2/20/2004               $37,486                     $319,522                   $626,468
-----------------------------------------------------------------------------------------------------------------------------------
OTC                                 2/14/1994              $1,202,861                  $1,145,560                 $1,019,935
-----------------------------------------------------------------------------------------------------------------------------------
Inverse OTC*                         9/3/1998                  $0                          $0                         $0
-----------------------------------------------------------------------------------------------------------------------------------
Inverse OTC Master                   4/1/2000               $24,212                     $61,863                     $43,172
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage                   8/16/2000               $746,572                    $384,394                   $293,121
-----------------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                     2/20/2004                $1,353                      $7,501                     $3,040
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                      2/20/2004                $6,730                     $256,276                   $470,678
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                       2/20/2004               $68,186                     $500,037                   $745,060
-----------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Advantage           11/1/2000            $2,897,247                   $1,570,604                   $871,303
-----------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)                      6/1/2006                 **                          **                         **
-----------------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)             2/20/2004                $4,575                      $34,389                   $9,558
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth                    2/20/2004                $8,058                     $479,787                   $664,728
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                     2/20/2004               $61,740                     $712,496                  $1,048,554
-----------------------------------------------------------------------------------------------------------------------------------
Banking                              4/1/1998               $334,042                    $289,916                   $179,372
-----------------------------------------------------------------------------------------------------------------------------------
Basic Materials                      4/1/1998               $678,466                    $537,481                   $330,761
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology                        4/1/1998              $1,944,957                  $1,276,443                  $540,308
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Products                    7/6/1998               $266,974                    $437,217                   $231,148
-----------------------------------------------------------------------------------------------------------------------------------
Electronics                          4/1/1998              $1,931,256                  $1,050,979                  $860,942
-----------------------------------------------------------------------------------------------------------------------------------
Energy                              4/21/1998               $449,726                    $749,288                   $472,307
-----------------------------------------------------------------------------------------------------------------------------------
Energy Services                      4/1/1998               $599,013                    $434,546                   $424,270
-----------------------------------------------------------------------------------------------------------------------------------
Financial Services                   4/2/1998               $680,164                    $439,412                   $242,685
-----------------------------------------------------------------------------------------------------------------------------------
Health Care                         4/17/1998               $579,664                    $285,674                   $332,316
-----------------------------------------------------------------------------------------------------------------------------------
Internet                             4/6/2000               $672,904                    $897,143                   $428,669
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      AGGREGATE BROKERAGE         AGGREGATE BROKERAGE         AGGREGATE BROKERAGE
                                  FUND INCEPTION   COMMISSIONS DURING FISCAL   COMMISSIONS DURING FISCAL      COMMISSIONS DURING
FUND NAME                              DATE             YEAR ENDED 2004             YEAR ENDED 2005         FISCAL YEAR ENDED 2006
-----------------------------------------------------------------------------------------------------------------------------------
Leisure                              4/1/1998               $516,186                    $592,812                   $200,373
-----------------------------------------------------------------------------------------------------------------------------------
Precious Metals                     12/1/1993              $3,200,840                  $2,761,026                 $1,836,202
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate                         2/20/2004               $105,029                    $933,601                   $423,861
-----------------------------------------------------------------------------------------------------------------------------------
Retailing                            4/1/1998               $798,454                    $316,027                   $248,167
-----------------------------------------------------------------------------------------------------------------------------------
Technology                          4/14/1998              $1,974,613                  $1,104,524                  $362,395
-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications                   4/1/1998               $861,064                    $429,595                   $368,793
-----------------------------------------------------------------------------------------------------------------------------------
Transportation                       4/2/1998               $237,969                    $431,454                   $276,546
-----------------------------------------------------------------------------------------------------------------------------------
Utilities                            4/3/2003               $701,486                    $526,295                   $461,573
-----------------------------------------------------------------------------------------------------------------------------------
Europe Advantage                     5/8/2000                 $879                        $280                     $132,586
-----------------------------------------------------------------------------------------------------------------------------------
Japan Advantage                      5/8/2000                $9,988                     $21,327                     $59,350
-----------------------------------------------------------------------------------------------------------------------------------
Government Long Bond Advantage       1/3/1994               $40,539                     $44,930                     $63,590
-----------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond*        3/3/1995                  $0                          $0                         $0
-----------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond         4/1/2000               $216,639                    $779,922                   $535,630
-----------------------------------------------------------------------------------------------------------------------------------
Commodities                         5/25/2005                  **                          **                       $3,163
-----------------------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening Dollar        5/25/2005                  **                          **                        $743
-----------------------------------------------------------------------------------------------------------------------------------
Dynamic Weakening Dollar            5/25/2005                  **                          **                        $745
-----------------------------------------------------------------------------------------------------------------------------------
Sector Rotation                     3/22/2002               $432,593                    $358,868                   $562,308
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity               9/23/2002               $244,745                    $191,415                   $216,857
-----------------------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies          9/19/2005                  **                          **                       $33,709
-----------------------------------------------------------------------------------------------------------------------------------
Hedged Equity                       9/19/2005                  **                          **                       $22,909
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market        12/1/1993                  $0                          $0                         $0
-----------------------------------------------------------------------------------------------------------------------------------

* THE FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN A "MASTER" FUND. BROKERAGE COMMISSIONS FOR THE PERIOD WERE PAID BY THE FUND'S MASTER FUND.

**    NOT IN OPERATION FOR THE PERIOD INDICATED.

Differences, year to year, in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of shareholder purchase and redemption activity, as well as each Fund's overall volatility. Changes in the amount of commissions paid by a Fund do not reflect material changes in that Fund's investment objective or strategies over these periods.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's fiscal year ended March 31, 2006, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:

-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL DOLLAR AMOUNT OF                    TOTAL DOLLAR AMOUNT OF
                                                BROKERAGE COMMISSIONS FOR            TRANSACTIONS INVOLVING BROKERAGE
FUND NAME                                            RESEARCH SERVICES               COMMISSIONS FOR RESEARCH SERVICES
-----------------------------------------------------------------------------------------------------------------------
Nova                                                      $29,215                                $201,037,088
-----------------------------------------------------------------------------------------------------------------------
Nova Master                                                  $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
S&P 500                                                      $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Inverse S&P 500                                              $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Master                                       $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Large-Cap Growth                                          $25,904                                $205,720,763
-----------------------------------------------------------------------------------------------------------------------
Large-Cap Value                                           $47,760                                $291,536,671
-----------------------------------------------------------------------------------------------------------------------
OTC                                                       $53,326                                $305,158,295
-----------------------------------------------------------------------------------------------------------------------
Inverse OTC                                                  $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Inverse OTC Master                                           $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage                                         $34,092                                $223,047,159
-----------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                                              $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                                            $22,758                                $164,327,618
-----------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                                             $53,655                                $291,879,446
-----------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Advantage                                 $61,415                                $263,572,992
-----------------------------------------------------------------------------------------------------------------------
Russell 2000(R)                                              $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)                                      $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Small-Cap Growth                                          $47,449                                $296,920,535
-----------------------------------------------------------------------------------------------------------------------
Small-Cap Value                                           $71,425                                $302,501,968
-----------------------------------------------------------------------------------------------------------------------
Banking                                                    $5,982                                $42,386,235
-----------------------------------------------------------------------------------------------------------------------
Basic Materials                                           $25,023                                $154,939,297
-----------------------------------------------------------------------------------------------------------------------
Biotechnology                                             $27,520                                $145,393,210
-----------------------------------------------------------------------------------------------------------------------
Consumer Products                                         $14,042                                $99,395,703
-----------------------------------------------------------------------------------------------------------------------
Electronics                                               $48,745                                $163,799,864
-----------------------------------------------------------------------------------------------------------------------
Energy                                                    $21,827                                $215,799,427
-----------------------------------------------------------------------------------------------------------------------
Energy Services                                           $23,242                                $218,174,517
-----------------------------------------------------------------------------------------------------------------------
Financial Services                                         $9,724                                $73,735,418
-----------------------------------------------------------------------------------------------------------------------
Health Care                                               $20,340                                $175,357,337
-----------------------------------------------------------------------------------------------------------------------
Internet                                                  $22,847                                $87,030,415
-----------------------------------------------------------------------------------------------------------------------
Leisure                                                    $9,974                                $53,252,860
-----------------------------------------------------------------------------------------------------------------------
Precious Metals                                           $13,429                                $29,875,113
-----------------------------------------------------------------------------------------------------------------------
Real Estate                                               $36,290                                $239,364,527
-----------------------------------------------------------------------------------------------------------------------
Retailing                                                 $11,407                                $69,568,935
-----------------------------------------------------------------------------------------------------------------------
Technology                                                $24,453                                $100,144,420
-----------------------------------------------------------------------------------------------------------------------
Telecommunications                                        $16,735                                $54,830,026
-----------------------------------------------------------------------------------------------------------------------
Transportation                                            $19,209                                $128,344,646
-----------------------------------------------------------------------------------------------------------------------
Utilities                                                 $28,647                                $164,777,481
-----------------------------------------------------------------------------------------------------------------------
Europe Advantage                                          $10,178                                $82,485,848
-----------------------------------------------------------------------------------------------------------------------
Japan Advantage                                              $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Government Long Bond Advantage Fund                          $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond                                 $0                                       $0
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL DOLLAR AMOUNT OF                    TOTAL DOLLAR AMOUNT OF
                                                BROKERAGE COMMISSIONS FOR            TRANSACTIONS INVOLVING BROKERAGE
FUND NAME                                            RESEARCH SERVICES               COMMISSIONS FOR RESEARCH SERVICES
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond Master                          $0                                      $0
-----------------------------------------------------------------------------------------------------------------------
Commodities                                                  $0                                      $0
-----------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening Dollar                                 $0                                      $0
-----------------------------------------------------------------------------------------------------------------------
Dynamic Weakening Dollar                                     $0                                      $0
-----------------------------------------------------------------------------------------------------------------------
Sector Rotation                                           $50,297                               $444,141,683
-----------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity                                      $8,045                               $46,512,981
-----------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies                                 $1,421                                $9,424,054
-----------------------------------------------------------------------------------------------------------------------
Hedged Equity                                               $957                                 $7,571,588
-----------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market                                 $0                                      $0
-----------------------------------------------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor or the distributor for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Funds' objectives or of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Fund, the Advisor or Rydex Distributors, Inc. (the "Distributor"). With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended March 31, 2004, 2005 and 2006, the Funds paid the following brokerage commissions to the Distributor:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PERCENTAGE OF TOTAL
                                                                                   PERCENTAGE OF TOTAL    BROKERAGE TRANSACTIONS,
                                                                                        BROKERAGE          INVOLVING PAYMENT OF
                                                     AGGREGATE BROKERAGE           COMMISSIONS PAID TO     COMMISSIONS, EFFECTED
                                 FUND           COMMISSIONS PAID TO AFFILIATED      AFFILIATED BROKER       THROUGH AFFILIATED
                               INCEPTION                    BROKER                       IN 2006              BROKERS IN 2006
FUND NAME                        DATE
                                              ----------------------------------
                                               2004         2005         2006
---------------------------------------------------------------------------------------------------------------------------------
Nova*                          7/12/1993        $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Nova Master                    8/1/2001       $16,291      $9,667         $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500                        6/1/2006         **           **           **                **                      **
---------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500*               1/7/1994         $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PERCENTAGE OF TOTAL
                                                                                   PERCENTAGE OF TOTAL    BROKERAGE TRANSACTIONS,
                                                                                        BROKERAGE          INVOLVING PAYMENT OF
                                                     AGGREGATE BROKERAGE           COMMISSIONS PAID TO     COMMISSIONS, EFFECTED
                                 FUND           COMMISSIONS PAID TO AFFILIATED      AFFILIATED BROKER       THROUGH AFFILIATED
                               INCEPTION                    BROKER                       IN 2006              BROKERS IN 2006
FUND NAME                        DATE
                                              ----------------------------------
                                               2004         2005         2006
---------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Master         4/1/2000         $0           $0           $0                0%                       0%
---------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth               2/20/2004        $0         $9,488       $1,224            0.33%                    0.30%
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                2/20/2004        $0         $11,271      $1,819            0.29%                    0.33%
---------------------------------------------------------------------------------------------------------------------------------
OTC                            2/14/1994        $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Inverse OTC*                   9/3/1998         $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Inverse OTC Master             4/1/2000         $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage              8/16/2000      $1,425       $3,935        $512             0.17%                    0.06%
---------------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                2/20/2004        $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                 2/20/2004        $0         $28,069      $2,744            0.58%                    0.65%
---------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                  2/20/2004        $0         $14,802      $3,764            0.51%                    0.55%
---------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Advantage      11/1/2000        $0         $1,477       $1,563            0.18%                    0.06%
---------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)                6/1/2006         **           **           **                **                      **
---------------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)        2/20/2004        $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth               2/20/2004        $0         $24,810      $2,247            0.34%                    0.38%
---------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                2/20/2004        $0         $16,622      $2,425            0.23%                    0.27%
---------------------------------------------------------------------------------------------------------------------------------
Banking                        4/1/1998       $1,576        $743        $1,443            0.80%                    0.88%
---------------------------------------------------------------------------------------------------------------------------------
Basic Materials                4/1/1998       $4,542        $944          $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Biotechnology                  4/1/1998         $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Consumer Products              7/6/1998       $7,272       $7,437       $1,275            0.55%                    0.58%
---------------------------------------------------------------------------------------------------------------------------------
Electronics                    4/1/1998       $30,730      $18,698        $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Energy                         4/21/1998      $3,345       $5,512         $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Energy Services                4/1/1998       $6,560       $4,873         $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Financial Services             4/2/1998       $8,750       $1,731         $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Health Care                    4/17/1998      $1,222         $0         $1,285            0.39%                    0.37%
---------------------------------------------------------------------------------------------------------------------------------
Internet                       4/6/2000       $11,397      $17,380        $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Leisure                        4/1/1998       $11,850      $5,262         $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Precious Metals                12/1/1993        $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Real Estate                    2/20/2004      $3,402       $6,529       $1,140             0.27%                   0.28%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PERCENTAGE OF TOTAL
                                                                                   PERCENTAGE OF TOTAL    BROKERAGE TRANSACTIONS,
                                                                                        BROKERAGE          INVOLVING PAYMENT OF
                                                     AGGREGATE BROKERAGE           COMMISSIONS PAID TO     COMMISSIONS, EFFECTED
                                 FUND           COMMISSIONS PAID TO AFFILIATED      AFFILIATED BROKER       THROUGH AFFILIATED
                               INCEPTION                    BROKER                       IN 2006              BROKERS IN 2006
FUND NAME                        DATE
                                              ----------------------------------
                                               2004         2005         2006
---------------------------------------------------------------------------------------------------------------------------------
Retailing                      4/1/1998       $11,302       $966          $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Technology                     4/14/1998      $50,356       $782          $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Telecommunications             4/1/1998       $17,467      $1,149         $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Transportation                 4/2/1998       $3,629       $5,153         $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Utilities                      4/3/2003       $17,093      $7,142       $1,208            0.18%                    0.27%
---------------------------------------------------------------------------------------------------------------------------------
Europe Advantage               5/8/2000         $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Japan Advantage                5/8/2000         $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Government Long Bond Advantage 1/3/1994         $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond*  3/3/1995         $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long        4/1/2000         $0           $0           $0                0%                      0%
Bond Master
---------------------------------------------------------------------------------------------------------------------------------
Commodities                    5/25/2005        **           **           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening Dollar   5/25/2005        **           **           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Dynamic Weakening Dollar       5/25/2005        **           **           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Sector Rotation                3/22/2002        $0           $0         $1,102            0.20%                    0.25%
---------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity          9/23/2002        $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies     9/19/2005        **           **           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Hedged Equity                  9/19/2005        **           **           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market   12/1/1993        $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------

* THE FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN A "MASTER" FUND. BROKERAGE COMMISSIONS FOR THE PERIOD WERE PAID BY THE FUND'S MASTER FUND.

**    NOT IN OPERATION FOR THE PERIOD INDICATED.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. As of March 31, 2006, the following Funds held the following securities of the Trust's "regular brokers or dealers:"

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL $ AMOUNT OF SECURITIES OF EACH
FUND NAME                                         FULL NAME OF BROKER/DEALER                     REGULAR BROKER-DEALER HELD
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                              $11,184,989
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                  $7,962,196
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                    $11,395,239
                                          ---------------------------------------------------------------------------------------
                                                              Lehman                                        $345,466
                                          ---------------------------------------------------------------------------------------
                                                         Bank of America                                   $4,623,448
                                          ---------------------------------------------------------------------------------------
                                                          Goldman Sachs                                    $2,264,933
                                          ---------------------------------------------------------------------------------------
                                                         Lehman Brothers                                   $1,577,978
                                          ---------------------------------------------------------------------------------------
Nova Master                                               Merrill Lynch                                     $469,331
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                               $6,424,098
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                  $4,573,087
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                     $721,674
                                          ---------------------------------------------------------------------------------------
OTC                                                           Lehman                                        $198,419
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                               $7,468,367
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                  $5,316,465
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                    $3,427,298
                                          ---------------------------------------------------------------------------------------
Mid Cap Advantage                                             Lehman                                        $230,673
---------------------------------------------------------------------------------------------------------------------------------
                                                       Bear Stearns Cos., Inc.                            $26,229,901
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                 $18,672,133
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                    $5,551,658
                                          ---------------------------------------------------------------------------------------
                                                              Lehman                                        $810,153
                                          ---------------------------------------------------------------------------------------
Russell 2000(R) Advantage                               LaBranche and Co.                                   $228,945
---------------------------------------------------------------------------------------------------------------------------------
Government Long Bond Advantage                            Citigroup/BONY                                    $991,553
---------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond Master                       Citigroup/BONY                                  $220,296,914
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                               $3,455,074
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                  $2,459,544
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                    $ 717,748
                                          ---------------------------------------------------------------------------------------
Europe Advantage                                              Lehman                                       $3,230,821
---------------------------------------------------------------------------------------------------------------------------------
Banking                                                  Bank of America                                    $546,207
---------------------------------------------------------------------------------------------------------------------------------
Basic Materials                                               Lehman                                        $231,875
---------------------------------------------------------------------------------------------------------------------------------
Biotechnology                                                 Lehman                                        $488,548
---------------------------------------------------------------------------------------------------------------------------------
Consumer Products                                             Lehman                                        $76,170
---------------------------------------------------------------------------------------------------------------------------------
Electronics                                                   Lehman                                        $368,460
---------------------------------------------------------------------------------------------------------------------------------
Energy                                                        Lehman                                       $1,239,045
---------------------------------------------------------------------------------------------------------------------------------
Energy Services                                               Lehman                                       $1,975,528
---------------------------------------------------------------------------------------------------------------------------------
                                                         Bank of America                                    $378,210
                                          ---------------------------------------------------------------------------------------
                                                           Bear Stearns                                     $234,403
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                   $277,652
                                          ---------------------------------------------------------------------------------------
                                                          Goldman Sachs                                     $303,247
                                          ---------------------------------------------------------------------------------------
                                                         Lehman Brothers                                    $252,205
                                          ---------------------------------------------------------------------------------------
Financial Services                                        Merrill Lynch                                     $170,122
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL $ AMOUNT OF SECURITIES OF EACH
FUND NAME                                         FULL NAME OF BROKER/DEALER                     REGULAR BROKER-DEALER HELD
---------------------------------------------------------------------------------------------------------------------------------
Health Care                                                   Lehman                                        $693,361
---------------------------------------------------------------------------------------------------------------------------------
Internet                                                      Lehman                                        $87,215
---------------------------------------------------------------------------------------------------------------------------------
Leisure                                                       Lehman                                        $106,051
---------------------------------------------------------------------------------------------------------------------------------
Precious Metals                                               Lehman                                       $2,010,381
---------------------------------------------------------------------------------------------------------------------------------
Real Estate                                                   Lehman                                        $93,681
---------------------------------------------------------------------------------------------------------------------------------
Retailing                                                     Lehman                                        $112,610
---------------------------------------------------------------------------------------------------------------------------------
Technology                                                    Lehman                                        $337,226
---------------------------------------------------------------------------------------------------------------------------------
Telecommunications                                            Lehman                                        $357,008
---------------------------------------------------------------------------------------------------------------------------------
Transportation                                                Lehman                                        $386,842
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                               $2,665,191
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                  $1,897,255
                                          ---------------------------------------------------------------------------------------
                                                              Lehman                                        $82,319
                                          ---------------------------------------------------------------------------------------
                                                         Bank of America                                    $651,541
                                          ---------------------------------------------------------------------------------------
                                                          Goldman Sachs                                     $320,826
                                          ---------------------------------------------------------------------------------------
                                                            LaBranche                                       $175,333
                                          ---------------------------------------------------------------------------------------
Multi Cap Core Equity                                     Merrill Lynch                                     $289,049
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                               $3,220,807
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                  $2,292,778
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                     $218,360
                                          ---------------------------------------------------------------------------------------
Sector Rotation                                               Lehman                                        $99,480
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                                $481,798
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                   $342,975
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                     $32,664
                                          ---------------------------------------------------------------------------------------
Small-Cap Value                                               Lehman                                        $14,881
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                                $37,563
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                   $26,740
                                          ---------------------------------------------------------------------------------------
                                                          First Boston                                      $2,547
                                          ---------------------------------------------------------------------------------------
Mid-Cap Value                                                Lehman                                         $1,160
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                                $177,050
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                   $126,036
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                     $12,003
                                          ---------------------------------------------------------------------------------------
                                                              Lehman                                         $5,468
                                          ---------------------------------------------------------------------------------------
Large-Cap Value                                      Bear Stearns Cos., Inc.                                $194,596
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                                $189,460
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                   $134,870
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                     $12,845
                                          ---------------------------------------------------------------------------------------
Small-Cap Growth                                              Lehman                                         $5,852
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                                $190,197
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                   $135,394
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                     $12,895
                                          ---------------------------------------------------------------------------------------
Mid-Cap Growth                                                Lehman                                         $5,875
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL $ AMOUNT OF SECURITIES OF EACH
FUND NAME                                         FULL NAME OF BROKER/DEALER                     REGULAR BROKER-DEALER HELD
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                                $107,450
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                   $76,490
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                      $7,285
                                          ---------------------------------------------------------------------------------------
Large-Cap Growth                                              Lehman                                         $3,319
---------------------------------------------------------------------------------------------------------------------------------
Hedged Equity                                             Goldman Sachs                                     $276,249
---------------------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies                                Goldman Sachs                                     $384,552
---------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Board under the laws of the State of Delaware. Each member of the Board is responsible for the 53 Funds in the Trust as well as other funds in the Rydex Family of Funds, including the Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, that are described in separate prospectuses and Statements of Additional Information. In total the Rydex Family of Funds is comprised of 125 Funds, each of which is overseen by the Board. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD AND TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the length of term of office for the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

----------------------------------------------------------------------------------------------------------------------------
                                    POSITION
                                 WITH TRUST AND
          NAME AND                   LENGTH               PRINCIPAL OCCUPATIONS
        DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
----------------------------------------------------------------------------------------------------------------------------
MICHAEL P. BYRUM (35)         Trustee, 2005        Vice President of Rydex                  Trustee of Rydex Variable
                              to present;          Variable Trust, 1998 to present;         Trust, Rydex Dynamic Funds,
                              Vice President,      Vice President of Rydex                  Rydex Series Funds and Rydex
                              1997 to              Dynamic Funds, 1999 to                   ETF Trust, 2005 to present;
                              present.             present; Vice President of Rydex         Trustee of Rydex Capital
                                                   ETF Trust, 2002 to present;              Partners SPhinX Fund, 2003 to
                                                   President of Rydex Capital               present.
                                                   Partners SPhinX Fund, 2003 to
                                                   present; President of PADCO
                                                   Advisors, Inc. and PADCO
                                                   Advisors II Inc., 2004 to present;
                                                   Chief Operating Officer of
                                                   PADCO Advisors, Inc., 2003 to
                                                   2004; Executive Vice President
                                                   of PADCO Advisors, Inc., 1993
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                POSITION
                             WITH TRUST AND
      NAME AND                   LENGTH               PRINCIPAL OCCUPATIONS
    DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
                                                   to 2004; Senior Portfolio
                                                   Manager of PADCO Advisors,
                                                   Inc., 1993 to 2003; Executive
                                                   Vice President of PADCO
                                                   Advisors II, Inc., 1996 to 2004;
                                                   Senior Portfolio Manager of
                                                   PADCO Advisors II, Inc., 1996
                                                   to 2003;      President of Rydex
                                                   Capital   Partners I, LLC,
                                                   registered investment adviser,
                                                   and Rydex Capital Partners II,
                                                   LLC, registered investment
                                                   adviser, 2003 to present;
                                                   Executive Vice President of
                                                   Rydex Fund Services, Inc., 2004
                                                   to present; Executive Vice
                                                   President of Rydex Distributors,
                                                   Inc., 1996 to 2004; Secretary of
                                                   PADCO Advisors, Inc., PADCO
                                                   Advisors II, Inc., Rydex Capital
                                                   Partners I, LLC, registered
                                                   investment adviser Rydex
                                                   Capital Partners II, LLC,
                                                   registered investment adviser,
                                                   and Rydex Fund Services, Inc.,
                                                   2003 to present; Secretary of
                                                   Rydex Distributors, Inc., 1996 to
                                                   2004.
----------------------------------------------------------------------------------------------------------------------------
CARL G. VERBONCOEUR (52)      Trustee, 2004        President of Rydex Variable              Trustee of Rydex Capital
                              to present;          Trust, Rydex Dynamic Funds,              Partners SPhinX Fund, 2005 to
                              President, 2003      Rydex Series Funds and Rydex             present; Trustee of Rydex
                              to present.          ETF Trust, 2003 to present; Vice         Variable Trust, Rydex
                                                   President of the Trust, 1997 to          Dynamic Funds and Rydex
                                                   2003; Vice President of Rydex            ETF Trust, 2004 to present;
                                                   Variable Trust, 1997 to 2003;            Director of ICI Mutual
                                                   Vice President of Rydex                  Insurance Company, 2005 to
                                                   Dynamic Funds, 2000 to 2003;             present;
                                                   Vice President of Rydex ETF
                                                   Trust, calendar year 2003; Vice
                                                   President of Rydex Capital
                                                   Partners SPhinX Fund, 2003 to
                                                   present; Treasurer of the Trust
                                                   and Rydex Variable Trust, 1997
                                                   to 2003; Treasurer of Rydex
                                                   Dynamic Funds, 1999 to 2003;
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                POSITION
                             WITH TRUST AND
      NAME AND                   LENGTH               PRINCIPAL OCCUPATIONS
    DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
                                                   Treasurer of Rydex ETF Trust,
                                                   2002 to 2003; Treasurer of
                                                   Rydex Capital Partners SPhinX
                                                   Fund, calendar year 2003; Chief
                                                   Executive Officer and Treasurer
                                                   of PADCO Advisors, Inc.,
                                                   PADCO Advisors II, Inc.,
                                                   Rydex Fund Services, Inc. and
                                                   Rydex Distributors, Inc., 2003 to
                                                   present; Executive Vice
                                                   President and Treasurer of
                                                   Rydex Capital Partners I, LLC,
                                                   registered investment adviser,
                                                   and Rydex Capital Partners II,
                                                   LLC, registered investment
                                                   adviser, 2003 to present;
                                                   President of PADCO Advisors,
                                                   Inc., PADCO Advisors II, Inc.,
                                                   2003 to 2004; President of
                                                   Rydex Fund Services, Inc. and
                                                   Rydex Distributors, Inc., 2003 to
                                                   present; Executive Vice
                                                   President of PADCO Advisors,
                                                   Inc., PADCO Advisors II, Inc.,
                                                   Rydex Fund Services, Inc. and
                                                   Rydex Distributors, Inc., 2000 to
                                                   2003; Vice President of PADCO
                                                   Advisors, Inc., PADCO
                                                   Advisors II, Inc., Rydex Fund
                                                   Services, Inc. and Rydex
                                                   Distributors, Inc., 1997 to 2000.
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
COREY A. COLEHOUR (59)        Trustee, 1993        Owner and President of Schield         Trustee of Rydex Capital
                              to present.          Management Company,                    Partners SPhinX Fund, 2005 to
                                                   registered investment adviser,         present; Trustee of Rydex
                                                   February 2005 to present; Senior       Variable Trust, 1998 to
                                                   Vice President of Marketing and        present; Trustee of Rydex
                                                   Co-Owner of Schield                    Dynamic Funds, 1999 to
                                                   Management Company,                    present; Trustee of Rydex ETF
                                                   registered investment adviser,         Trust, 2003 to present.
                                                   1985 to February 2005.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                POSITION
                             WITH TRUST AND
      NAME AND                   LENGTH               PRINCIPAL OCCUPATIONS
    DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS                    OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
J. KENNETH DALTON (64)        Trustee, 1995        Mortgage Banking Consultant              Trustee of Rydex Capital
                              to present;          and Investor, The Dalton Group,          Partners SPhinX Fund, 2005 to
                              Chairman of          a real estate company, 1995 to           present; Trustee of Rydex
                              the Audit            present.                                 Variable Trust, 1998 to
                              Committee.                                                    present; Trustee of Rydex
                                                                                            Dynamic Funds, 1999 to
                                                                                            present; Trustee of Rydex ETF
                                                                                            Trust, 2003 to present.
----------------------------------------------------------------------------------------------------------------------------
JOHN O. DEMARET (65)          Trustee, 1997        Retired.                                 Trustee of Rydex Variable
                              to present;                                                   Trust, 1998 to present; Trustee
                              Chairman of                                                   of Rydex Dynamic Funds,
                              the Board,                                                    1999 to present; Trustee of
                              2006 to                                                       Rydex ETF Trust, 2003 to
                              present.                                                      present; Trustee of Rydex
                                                                                            Capital Partners SPhinX Fund,
                                                                                            2003 to present.
----------------------------------------------------------------------------------------------------------------------------
WERNER E. KELLER (65)         Trustee, 2005        President of Keller Partners,            Trustee of Rydex Variable
                              to present.          LLC, registered investment               Trust, Rydex Dynamic Funds
                                                   adviser, 2005 to present;                and Rydex ETF Trust, 2005 to
                                                   Retired, 2001 to 2005.                   present; Trustee of Rydex
                                                                                            Capital Partners SPhinX Fund,
                                                                                            2003 to present; Chairman of
                                                                                            Centurion Capital
                                                                                            Management, registered
                                                                                            investment advisor, 1991 to
                                                                                            2001.
----------------------------------------------------------------------------------------------------------------------------
THOMAS F. LYDON (45)          Trustee, 2005         President of Global Trends              Trustee of Rydex Variable
                              to present.           Investments, registered                 Trust, Rydex Dynamic Funds
                                                    investment advisor, 1996 to             and Rydex ETF Trust, 2005 to
                                                    present.                                present; Trustee of Rydex
                                                                                            Capital Partners SPhinX Fund,
                                                                                            2003 to present; Director of
                                                                                            U.S. Global Investors, Inc.,
                                                                                            1997 to present; Chairman of
                                                                                            Make-A-Wish Foundation of
                                                                                            Orange County, 1999 to
                                                                                            present.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                POSITION
                             WITH TRUST AND
      NAME AND                   LENGTH               PRINCIPAL OCCUPATIONS
    DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS                    OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
PATRICK T. MCCARVILLE (62)    Trustee, 1997        Founder and Chief Executive              Trustee of Rydex Capital
                              to present;          Officer of Par Industries, Inc.,         Partners SPhinX Fund, 2005 to
                              Chairman of          d/b/a Par Leasing, Northbrook,           present; Trustee of Rydex
                              the                  Illinois, 1977 to present.               Variable Trust, 1998 to
                              Nominating                                                    present; Trustee of Rydex
                              Committee.                                                    Dynamic Funds, 1999 to
                                                                                            present; Trustee of Rydex ETF
                                                                                            Trust, 2003 to present.
----------------------------------------------------------------------------------------------------------------------------
ROGER SOMERS (60)             Trustee, 1993        President of Arrow Limousine,            Trustee of Rydex Capital
                              to present.          1963 to present.                         Partners SPhinX Fund, 2005 to
                                                                                            present; Trustee of Rydex
                                                                                            Variable Trust, 1998 to
                                                                                            present; Trustee of Rydex
                                                                                            Dynamic Funds, 1999 to
                                                                                            present; Trustee of Rydex ETF
                                                                                            Trust, 2003 to present.
----------------------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------------------
NICK BONOS (42)               Vice President       Vice President and Treasurer of                     None
                              and Treasurer,       Rydex Variable Trust, Rydex
                              2003 to              Dynamic Funds and Rydex ETF
                              present.             Trust, 2003 to present; Treasurer
                                                   and Principal Financial Officer
                                                   of Rydex Capital Partners
                                                   SPhinX Fund, 2003 to present;
                                                   Senior Vice President of Rydex
                                                   Fund Services, Inc., 2003 to
                                                   present; Vice President of
                                                   Accounting of Rydex Fund
                                                   Services, Inc., 2000 to 2003.
----------------------------------------------------------------------------------------------------------------------------
JOANNA M. HAIGNEY (38)        Chief                Chief Compliance Officer of                         None
                              Compliance           Rydex Variable Trust, Rydex
                              Officer, 2004        Dynamic Funds, Rydex ETF
                              to present;          Trust and Rydex Capital
                              Secretary,           Partners SPhinX Fund, 2004 to
                              2000 to              present; Secretary of Rydex
                              present.             Dynamic Funds and Rydex
                                                   Series Funds, 2000 to present;
                                                   Secretary of Rydex ETF Trust,
                                                   2002 to present; Secretary of
                                                   Rydex Capital Partners SPhinX
                                                   Fund, 2003 to present; Vice
                                                   President of Rydex Fund
                                                   Services, Inc., 2004 to present;
                                                   Vice President of Compliance of
                                                   of Compliance of PADCO
                                                   Advisors, Inc. and PADCO
                                                   Advisors   II,  Inc.,
                                                   2000 to present.
----------------------------------------------------------------------------------------------------------------------------

* DENOTES A TRUSTEE WHO MAY BE DEEMED TO BE AN "INTERESTED" PERSON OF THE FUNDS AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF AFFILIATION WITH THE TRUST'S ADVISOR.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Board; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the Trust's most recently completed fiscal year.

NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of the Board. The Nominating Committee also reviews the compensation for the Board members. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met 2 times during the Trust's most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Board member's "beneficial ownership" of shares of the Funds and all Rydex Funds as of the end of the most recently completed calendar year. With the exception of those Funds listed below, none of the Trustees beneficially owned shares of the Funds as of December 31, 2005. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Board members and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF
                                  DOLLAR RANGE OF FUND SHARES                  SHARES IN ALL RYDEX FUNDS
NAME                               (RYDEX SERIES FUNDS ONLY)                      OVERSEEN BY TRUSTEE
--------------------------------------------------------------------------------------------------------------
                                       $10,001 - $50,000
                               (Absolute Return Strategies Fund)
                           ------------------------------------------
Carl G. Verboncoeur                    $50,001 - $100,000                               Over $100,000
                                  (Multi-Cap Core Equity Fund)
                           ------------------------------------------
                            $10,001 - $50,000 (Sector Rotation Fund)
--------------------------------------------------------------------------------------------------------------
                                       $50,001 - $100,000
Michael P. Byrum               (Absolute Return Strategies Fund)                     $50,001 - $100,000
                           ------------------------------------------
                             $10,001 - $50,000 (Hedged Equity Fund)
--------------------------------------------------------------------------------------------------------------
                            $10,001 - $50,000 (Japan Advantage Fund)
                           ------------------------------------------
                            $10,001 - $50,000 (Mid-Cap Growth Fund)
                           ------------------------------------------
                               $1 - $10,000 (Biotechnology Fund)
                           ------------------------------------------
                                $1 - $10,000 (Electronics Fund)
                           ------------------------------------------
                                 $1 - $10,000 (Technology Fund)
                           ------------------------------------------
                              $1 - $10,000 (Small-Cap Growth Fund)
                           ------------------------------------------
Corey A. Colehour             $1 - $10,000 (Europe Advantage Fund)              Over $100,000
                           ------------------------------------------
                             $10,001 - $50,000 (Mid-Cap Value Fund)
                           ------------------------------------------
                              $1 - $10,000 (Energy Services Fund)
                           ------------------------------------------
                                          $1 - $10,000
                             (Government Long Bond Advantage Fund)
                           ------------------------------------------
                            $10,001 - $50,000 (Sector Rotation Fund)
                           ------------------------------------------
                                       $10,001 - $50,000
                                  (Multi-Cap Core Equity Fund)
--------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton                      $10,001 - $50,000                             $10,001 - $50,000
                              (U.S. Government Money Market Fund)
--------------------------------------------------------------------------------------------------------------
John O. Demaret                         $50,001 - $100,000                              Over $100,000
                               (Absolute Return Strategies Fund)
--------------------------------------------------------------------------------------------------------------
                                       $10,001 - $50,000
                              (Inverse Government Long Bond Fund)
                           ------------------------------------------
Patrick T. McCarville               $1 - $10,000 (Nova Fund)                         $50,001 - $100,000
                           ------------------------------------------
                                    $1 - $10,000 (OTC Fund)
                           ------------------------------------------
                            $10,001 - $50,000 (Sector Rotation Fund)
--------------------------------------------------------------------------------------------------------------
                                       $50,001 - $100,000                               Over $100,000
                                (Russell 2000(R) Advantage Fund)
                           ------------------------------------------------------------------------------------
                             Over $100,000 (Mid-Cap Advantage Fund)
                           ------------------------------------------
                            $10,001 - $50,000 (Sector Rotation Fund)
                           ------------------------------------------
Roger Somers                              $1 - $10,000
                              (Inverse Government Long Bond Fund)                       Over $100,000
                           ------------------------------------------
                                $10,001 - $50,000 (Energy Fund)
                           ------------------------------------------
                           $50,001 - $100,000 (Energy Services Fund)
                           ------------------------------------------
                             $10,001 - $50,000 (Biotechnology Fund)
--------------------------------------------------------------------------------------------------------------
                                         Over $100,000
                              (U.S. Government Money Market Fund)
                           ------------------------------------------
Werner E. Keller           $50,001 - $100,000 (Precious Metals Fund)                    Over $100,000
                           ------------------------------------------
                                       $50,001 - $100,000
                                (Dynamic Weakening Dollar Fund)
                           ------------------------------------------
                           $50,001 - $100,000 (Energy Services Fund)
--------------------------------------------------------------------------------------------------------------
Thomas F. Lydon                     $1 - $10,000 (Nova Fund)                          $1,000 - $10,000
--------------------------------------------------------------------------------------------------------------

BOARD AND OFFICER COMPENSATION. The aggregate compensation paid by the Trust to each of its Board members and officers serving during the fiscal year ended March 31, 2006, is set forth in the table below. Board members who are directors, officers or employees of the Advisor or any of its affiliated entities do not receive compensation from the Trust:

-------------------------------------------------------------------------------------------------------
                                              PENSION OR               ESTIMATED               TOTAL
                            AGGREGATE         RETIREMENT                ANNUAL             COMPENSATION
                          COMPENSATION     BENEFITS ACCRUED            BENEFITS              FROM FUND
                           FROM TRUST     AS PART OF TRUST'S             UPON                COMPLEX *
      NAME OF PERSON                           EXPENSES               RETIREMENT
-------------------------------------------------------------------------------------------------------
Michael P. Byrum**          $52,550              $0                       $0                 $101,000
-------------------------------------------------------------------------------------------------------
Corey A. Colehour           $52,550              $0                       $0                 $101,000
-------------------------------------------------------------------------------------------------------
J. Kenneth Dalton           $52,550              $0                       $0                 $105,500
-------------------------------------------------------------------------------------------------------
John O. Demaret             $36,500              $0                       $0                 $75,000
-------------------------------------------------------------------------------------------------------
Werner E. Keller            $36,500              $0                       $0                 $75,000
-------------------------------------------------------------------------------------------------------
Thomas F. Lydon             $52,550              $0                       $0                 $101,000
-------------------------------------------------------------------------------------------------------
Patrick T. McCarville       $52,550              $0                       $0                 $101,000
-------------------------------------------------------------------------------------------------------
Roger J. Somers             $52,550              $0                       $0                 $101,000
-------------------------------------------------------------------------------------------------------
Carl G.                     $52,550              $0                       $0                 $101,000
Verboncoeur**
-------------------------------------------------------------------------------------------------------

* REPRESENTS TOTAL COMPENSATION FOR SERVICE AS TRUSTEE OF THE TRUST, RYDEX ETF TRUST, RYDEX DYNAMIC FUNDS, RYDEX VARIABLE TRUST, AND RYDEX CAPITAL PARTNERS SPHINX FUND.

** MESSRS. VERBONCOEUR AND BYRUM ARE INTERESTED TRUSTEES, AS DEFINED ABOVE. AS OFFICERS OF THE ADVISOR, THEY DO NOT RECEIVE COMPENSATION FROM THE TRUST.

***   MESSRS. KELLER AND LYDON BECAME TRUSTEES OF THE TRUST ON JUNE 27, 2005.

CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available, without charge, upon request, by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISORY AGREEMENTS

PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to each Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on February 5, 1993 and, together with PADCO Advisors II, Inc., a registered investment adviser under common control, does business under the name Rydex Investments (the "Advisor"). The voting common stock of the Advisor is held predominantly by a trust established by the late Albert P. Viragh, Jr., the founder of the Advisor, for the benefit of members of his family (the "Viragh Family Trust"). Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through its ownership of voting common stock, the Viragh Family Trust and/or its three trustees, Katherine A. Viragh, Mark S. Viragh and Roger E. Young, may be deemed, under the 1940 Act, to control the Advisor.

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

Under investment advisory agreements with the Advisor dated April 30, 2004 and May 23, 2005, the Advisor serves as the investment adviser for each series of the Trust, and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Board and the officers of the Trust. As of July 3, 2006 net assets under management of the Advisor and its affiliates were approximately $14.4 billion. Pursuant to the advisory agreement, the Funds pay the Advisor at an annual rate based on the average daily net assets for each respective Fund, as set forth below. Through August 1, 2007, Rydex has contractually agreed to waive its management fee to the extent necessary to limit the ordinary operating expenses of the Commodities Fund (but excluding interest expenses, brokerage commissions and extraordinary expenses) to not more than 1.20% per annum of the average monthly net assets of the Fund (the "Contractual Fee Waiver"). The Contractual Fee Waiver may not be modified or eliminated prior to August 1, 2007, except with the approval of the Board. There is not guarantee that the contractual fee waiver will continue beyond August 1, 2007.

The continuance of the advisory agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The advisory agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the fiscal years ended March 31, 2004, 2005 and 2006, the Funds paid the following advisory fees to the Advisor:

------------------------------------------------------------------------------------------------------------------------------
                                 FUND                            ADVISORY FEES           ADVISORY FEES     ADVISORY FEES
                               INCEPTION       ADVISORY         PAID FOR FISCAL         PAID FOR FISCAL   PAID FOR FISCAL
FUND NAME                        DATE             FEE              YEAR ENDED              YEAR ENDED        YEAR ENDED
                                                                      2004                    2005             2006
------------------------------------------------------------------------------------------------------------------------------
Nova*                          7/12/1993         0.75%                 $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------
Nova Master                     8/1/2001         0.75%             $1,849,182              $2,553,536        $2,226,492
------------------------------------------------------------------------------------------------------------------------------
S&P 500                         6/1/2006         0.75%                 **                      **                **
------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500*                1/7/1994         0.90%                 $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Master          4/1/2000         0.90%             $4,424,893              $4,196,787        $4,075,474
------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth               2/20/2004         0.75%                $499                  $176,237          $322,187
------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                2/20/2004         0.75%              $11,760                 $510,432          $435,677
------------------------------------------------------------------------------------------------------------------------------
OTC                            2/14/1994         0.75%             $6,736,768              $7,056,687        $7,265,148
------------------------------------------------------------------------------------------------------------------------------
Inverse OTC*                    9/3/1998         0.90%                 $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------
Inverse OTC Master              4/1/2000         0.90%             $1,469,947              $2,040,941        $1,804,546
------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage              8/16/2001         0.90%              $569,478                $642,577          $725,595
------------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                2/20/2004         0.90%               $3,821                  $95,929          $122,440
------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                 2/20/2004         0.75%                $775                  $230,429          $594,267
------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                  2/20/2004         0.75%              $12,905                 $480,840          $757,243
------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Advantage      11/1/2000         0.90%             $1,622,332              $1,727,754        $1,532,901
------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)                 6/1/2006         0.75%                 **                      **                **
------------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)        2/20/2004         0.90%               $8,059                 $298,350          $480,862
------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth               2/20/2004         0.75%               $1,101                 $451,892          $476,755
------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                2/20/2004         0.75%               $6,635                 $605,378          $553,752
------------------------------------------------------------------------------------------------------------------------------
Banking                         4/1/1998         0.85%              $186,086                $148,382          $90,465
------------------------------------------------------------------------------------------------------------------------------
Basic Materials                 4/1/1998         0.85%              $276,304                $398,276          $301,919
------------------------------------------------------------------------------------------------------------------------------
Biotechnology                   4/1/1998         0.85%             $1,465,991              $1,129,588        $1,227,637
------------------------------------------------------------------------------------------------------------------------------
Consumer Products               7/6/1998         0.85%              $182,937                $386,508          $261,171
------------------------------------------------------------------------------------------------------------------------------
Electronics                     4/1/1998         0.85%              $642,976                $364,895          $429,641
------------------------------------------------------------------------------------------------------------------------------
Energy                         4/21/1998         0.85%              $334,204               $1,129,087        $1,400,241
------------------------------------------------------------------------------------------------------------------------------
Energy Services                 4/1/1998         0.85%              $333,075                $598,570         $1,415,125
------------------------------------------------------------------------------------------------------------------------------
Financial Services              4/2/1998         0.85%              $413,137                $352,666          $303,602
------------------------------------------------------------------------------------------------------------------------------
Health Care                    4/17/1998         0.85%              $385,890                $449,221          $755,010
------------------------------------------------------------------------------------------------------------------------------
Internet                        4/6/2000         0.85%              $171,983                $184,568          $152,710
------------------------------------------------------------------------------------------------------------------------------
Leisure                         4/1/1998         0.85%              $135,799                $323,122          $179,516
------------------------------------------------------------------------------------------------------------------------------
Precious Metals                12/1/1993         0.75%             $1,411,039              $1,439,490        $1,536,532
------------------------------------------------------------------------------------------------------------------------------
Real Estate                    2/20/2004         0.85%              $24,660                 $346,730          $278,357
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                 FUND                            ADVISORY FEES           ADVISORY FEES     ADVISORY FEES
                               INCEPTION       ADVISORY         PAID FOR FISCAL         PAID FOR FISCAL   PAID FOR FISCAL
FUND NAME                        DATE             FEE              YEAR ENDED              YEAR ENDED        YEAR ENDED
                                                                      2004                    2005             2006
------------------------------------------------------------------------------------------------------------------------------
Retailing                       4/1/1998         0.85%              $281,858                $134,814          $175,155
------------------------------------------------------------------------------------------------------------------------------
Technology                     4/14/1998         0.85%              $458,225                $422,999          $357,577
------------------------------------------------------------------------------------------------------------------------------
Telecommunications              4/1/1998         0.85%              $192,153                $153,471          $161,381
------------------------------------------------------------------------------------------------------------------------------
Transportation                  4/2/1998         0.85%              $91,820                 $288,747          $329,596
------------------------------------------------------------------------------------------------------------------------------
Utilities                       4/3/2000         0.85%              $221,222                $250,823          $466,642
------------------------------------------------------------------------------------------------------------------------------
Europe Advantage                5/8/2000         0.90%              $299,158                $509,159          $507,913
------------------------------------------------------------------------------------------------------------------------------
Japan Advantage                 5/8/2000         0.90%              $416,090                $609,738          $785,818
------------------------------------------------------------------------------------------------------------------------------
Government Long Bond            1/3/1994         0.50%              $290,892                $529,565          $587,542
Advantage
------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long         3/3/1995         0.90%                 $0                      $0                $0
Bond*
------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long         4/1/2000         0.90%             $6,682,440              $23,980,129      $18,373,376
Bond Master
------------------------------------------------------------------------------------------------------------------------------
Commodities                     5/25/05          0.75%                 **                      **             $150,839
------------------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening           5/25/05          0.90%                 **                      **             $90,743
Dollar
------------------------------------------------------------------------------------------------------------------------------
Dynamic Weakening Dollar        5/25/05          0.90%                 **                      **             $189,120
------------------------------------------------------------------------------------------------------------------------------
Sector Rotation                3/22/2002         0.90%              $840,645               $1,102,581        $1,779,379
------------------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies     9/19/2005         1.15%                 **                      **             $105,792
------------------------------------------------------------------------------------------------------------------------------
Hedged Equity                  9/19/2005         1.15%                 **                      **             $58,154
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money          12/1/1993         0.50%             $7,920,008              $7,699,470        $7,266,999
Market
------------------------------------------------------------------------------------------------------------------------------

* THE FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN A "MASTER" FUND. THE ADVISORY FEES ARE PAID BY THE FUND'S MASTER FUND.

**    NOT IN OPERATION FOR THE PERIOD INDICATED.

The Multi-Cap Core Equity Fund pays the Advisor a management fee that is comprised of two components: the first component is an annual basic fee (the "basic fee") equal to 0.70% of the Multi-Cap Core Equity Fund's average daily net assets, and the second component is a performance fee adjustment. The Multi-Cap Core Equity Fund's fee structure is described below.

The Multi-Cap Core Equity Fund's basic fee is subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Fund for the relevant performance period exceeds, or is exceeded by, the investment record (the "record") of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Russell 3000(R) Index (the "Index") for this purpose. The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The performance period consists of a rolling 12-month period, and will be calculated and applied at the end of each month. Each 0.0375% of difference will result in a performance rate adjustment of 0.01%. The maximum annualized performance rate adjustment is +/- 0.20%. A percentage of this rate (based on the number of days in the current month) is then multiplied by the average daily net assets of the Multi-Cap Core Equity Fund over the entire performance period, giving the dollar amount that will be added to (or subtracted from) the basic fee.

PERFORMANCE ADJUSTMENT EXAMPLE. The following hypothetical example illustrates the application of the performance adjustment. For purposes of the example, any dividends and capital gain distributions paid by the Multi-Cap Core Equity Fund are treated as if reinvested in shares of the Multi-Cap Core Equity Fund at net asset value, and any dividends paid on the stocks in the Index are treated as if reinvested in the Index.

The example also makes these assumptions:

                              FUND'S            INDEX'S           FUND'S
FOR THE ROLLING 12-MONTH    INVESTMENT        CUMULATIVE    PERFORMANCE RELATIVE
PERFORMANCE PERIOD          PERFORMANCE         CHANGE         TO THE INDEX
------------------          -----------         ------         ------------

January 1                     $50.00            100.00
December 31                   $55.25            110.20
Absolute change               +$5.25           +$10.20
Actual change                 +10.50%           +10.20%           +0.30%

Based on these assumptions, the Multi-Cap Core Equity Fund calculates the Advisor's management fee rate for the last month of the performance period as follows:

      o The portion of the annual basic fee rate of 0.70% applicable to that month is multiplied by the Fund's average daily net assets for the month. This results in the dollar amount of the basic fee.

      o The +0.30% difference between the performance of the Multi-Cap Core Equity Fund and the record of the Index is divided by 3.75, producing a rate of 0.08%.

      o The 0.08% rate (adjusted for the number of days in the month) is multiplied by the Fund's average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

      o The dollar amount of the performance adjustment is added to the dollar amount of the basic fee, producing the adjusted management fee.

If the record of the Index during the performance period exceeded the Multi-Cap Core Equity Fund's performance, the dollar amount of the performance adjustment would be deducted from the dollar amount of the basic fee.

Because the adjustment to the basic fee is based on the comparative performance of the Multi-Cap Core Equity Fund and the record of the Index, the controlling factor is not whether the Multi-Cap Core Equity Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Therefore, it is possible that the Fund will pay a positive performance adjustment even during periods of negative Fund performance. Moreover, the comparative investment performance of the Multi-Cap Core Equity Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Multi-Cap Core Equity Fund. In such event, a successor index may be substituted for the Index in prospectively calculating the performance based adjustment to the basic fee. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Multi-Cap Core Equity Fund's performance compared to the Index.

It is not possible to predict the effect of the performance adjustment on the overall compensation to the Advisor in the future since it will depend on the performance of the Multi-Cap Core Equity Fund relative to the record of the Index.

Under the terms of the advisory contract, the Multi-Cap Core Equity Fund pays management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment for the current semi-annual period. The management fee is computed and accrued daily, and the entire management fee is paid monthly.

For the fiscal years ended March 31, 2004, 2005 and 2006, the Multi-Cap Core Equity Fund paid the following advisory fees to the Advisor:

---------------------------------------------------------------------------------------------------
                                                                  ADVISORY FEES     ADVISORY FEES
                                           ADVISORY FEES PAID       PAID FOR          PAID FOR
                            FUND             FOR FISCAL YEAR      FISCAL YEAR       FISCAL YEAR
FUND NAME              INCEPTION DATE           ENDED 2004         ENDED 2005        ENDED 2006
---------------------------------------------------------------------------------------------------
Multi-Cap Core Equity     9/23/2002              $374,291           $642,796          $750,945
---------------------------------------------------------------------------------------------------

PORTFOLIO MANAGERS

This  section  includes   information  about  each  Fund's  portfolio  managers,
including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

------------------------------------------------------------------------------------------------------------------------
                         REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                             COMPANIES 1,2                       VEHICLES 1                  OTHER ACCOUNTS 1
                     ---------------------------------------------------------------------------------------------------
                      NUMBER OF      TOTAL ASSETS      NUMBER OF         TOTAL ASSETS    NUMBER OF        TOTAL ASSETS
      NAME             ACCOUNTS                         ACCOUNTS                         ACCOUNTS
------------------------------------------------------------------------------------------------------------------------
Michael P. Byrum         112         $14 billion           2             $1.7 million        6              Less than
                                                                                                           $5 million
------------------------------------------------------------------------------------------------------------------------
Michael Dellapa          110         $14 billion           0                  $0             7              Less than
                                                                                                           $5 million
------------------------------------------------------------------------------------------------------------------------
James R. King            110         $14 billion           0                  $0             3              Less than
                                                                                                           $5 million
------------------------------------------------------------------------------------------------------------------------

1     INFORMATION PROVIDED IS AS OF MARCH 31, 2006.

2     THE  PORTFOLIO   MANAGERS   MANAGE  ONE  ACCOUNT  THAT  IS  SUBJECT  TO  A
      PERFORMANCE-BASED ADVISORY FEE. THE ACCOUNT HAD $87.4 MILLION IN ASSETS UNDER MANAGEMENT AS OF MARCH 31, 2006.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his management of the Funds. The portfolio managers' compensation consists of a fixed annual salary and a discretionary bonus. The amount of the discretionary bonus is determined by two components. The first component is a comparison of the portfolio manager's Fund performance relative to a mutual fund peer's performance and/or to the performance of applicable internal or external benchmarks as measured over a one-year period. Mutual fund peers are those funds with similar investment objectives to a Fund managed by the portfolio manager. Mutual fund peers do not exist for all of the Rydex Funds. Rydex Funds that do not have a mutual fund peer available for comparison purposes will instead be compared to applicable internal or external benchmarks. An external benchmark, such as the S&P 500 Index, will be used for each Rydex Fund that seeks to track the performance of a published index. For a complete list and description of the external benchmarks used by the Funds, see "Investments and Risk - A Brief Guide to the Benchmarks" in the Funds' Prospectuses. An internal benchmark, such as the inverse of the S&P 500 Index, will be used when an external benchmark is not available. The second component used to determine the discretionary bonus is based on the Advisor's profit margin and assets under management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the Trust's most recently completed fiscal year end. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. With the exception of the Absolute Return Strategies and Hedged Equity Funds, none of the portfolio managers beneficially owned shares of the Funds as of March 31, 2006.

--------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                    FUND NAME                  DOLLAR RANGE OF SHARES OWNED
--------------------------------------------------------------------------------------------------------
Michael P. Byrum             Absolute Return Strategies              $50,001 - $100,000
--------------------------------------------------------------------------------------------------------
Michael Dellapa                    Hedged Equity                     $10,001 - $50,000
--------------------------------------------------------------------------------------------------------
James R. King                Absolute Return Strategies              $10,001 - $50,000
--------------------------------------------------------------------------------------------------------

THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund
Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by the Viragh Family Trust.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Fund except the Government Long Bond Advantage and U.S. Government Money Market Funds which have an annual rate of 0.20% of the daily net assets of the Funds. The service fee contractual rate paid to the Servicer by the Funds is set forth below.

For the fiscal years ended March 31, 2004, 2005 and 2006, the Funds paid the following service fees to the Servicer:

--------------------------------------------------------------------------------------------------------------------------------
                                                         ADMINISTRATIVE           ADMINISTRATIVE             ADMINISTRATIVE
                                                          SERVICE FEES             SERVICE FEES           SERVICE FEES PAID FOR
                                         FUND           PAID FOR FISCAL           PAID FOR FISCAL           FISCAL YEAR ENDED
                                      INCEPTION            YEAR ENDED               YEAR ENDED                    2006
FUND NAME                                DATE                 2004                     2005
--------------------------------------------------------------------------------------------------------------------------------
Nova                                  7/12/1993             $616,131                 $850,815                    $741,920
--------------------------------------------------------------------------------------------------------------------------------
Nova Master *                          8/1/2001                $0                       $0                          $0
--------------------------------------------------------------------------------------------------------------------------------
S&P 500                                6/1/2006                **                       **                          **
--------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500                        1/7/1994            $1,228,644               $1,165,305                  $1,131,698
--------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Master *               4/1/2000                $0                       $0                          $0
--------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth                      2/20/2004               $166                   $58,746                     $107,396
--------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                       2/20/2004              $3,920                  $170,144                    $145,225
--------------------------------------------------------------------------------------------------------------------------------
OTC                                   2/14/1994            $2,245,589               $2,352,229                  $2,421,716
--------------------------------------------------------------------------------------------------------------------------------
Inverse OTC                            9/3/1998             $408,220                 $566,785                    $501,190
--------------------------------------------------------------------------------------------------------------------------------
Inverse OTC Master *                   4/1/2000                $0                       $0                          $0
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage                     8/16/2001             $158,188                 $178,494                    $201,554
--------------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                       2/20/2004              $1,062                  $26,647                     $34,011
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                        2/20/2004               $258                   $76,810                     $198,089
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                         2/20/2004              $4,302                  $160,280                    $252,414
--------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Advantage             11/1/2000             $450,648                 $479,932                    $425,806
--------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)                        6/1/2006                **                       **                          **
--------------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)               2/20/2004              $2,239                  $82,875                     $133,573
--------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth                      2/20/2004               $367                   $150,631                    $158,918
--------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                       2/20/2004              $2,212                  $201,793                    $184,584
--------------------------------------------------------------------------------------------------------------------------------
Banking                                4/1/1998              $54,731                 $43,642                     $26,607
--------------------------------------------------------------------------------------------------------------------------------
Basic Materials                        4/1/1998              $81,266                 $117,140                    $88,800
--------------------------------------------------------------------------------------------------------------------------------
Biotechnology                          4/1/1998             $431,174                 $332,232                    $361,070
--------------------------------------------------------------------------------------------------------------------------------
Consumer Products                      7/6/1998              $53,805                 $113,679                    $76,815
--------------------------------------------------------------------------------------------------------------------------------
Electronics                            4/1/1998             $189,111                 $107,322                    $126,365
--------------------------------------------------------------------------------------------------------------------------------
Energy                                4/21/1998              $98,295                 $332,084                   $411, 836
--------------------------------------------------------------------------------------------------------------------------------
Energy Services                        4/1/1998              $97,963                 $176,050                    $416,213
--------------------------------------------------------------------------------------------------------------------------------
Financial Services                     4/2/1998             $121,511                 $103,725                    $89,295
--------------------------------------------------------------------------------------------------------------------------------
Health Care                           4/17/1998             $113,497                 $132,124                    $222,062
--------------------------------------------------------------------------------------------------------------------------------
Internet                               4/6/2000              $50,583                 $54,285                     $44,915
--------------------------------------------------------------------------------------------------------------------------------
Leisure                                4/1/1998              $39,941                 $95,036                     $52,799
--------------------------------------------------------------------------------------------------------------------------------
Precious Metals                       12/1/1993             $470,346                 $479,830                    $512,177
--------------------------------------------------------------------------------------------------------------------------------
Real Estate                           2/20/2004              $7,253                  $101,979                    $81,870
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                         ADMINISTRATIVE           ADMINISTRATIVE             ADMINISTRATIVE
                                                          SERVICE FEES             SERVICE FEES           SERVICE FEES PAID FOR
                                         FUND           PAID FOR FISCAL           PAID FOR FISCAL           FISCAL YEAR ENDED
                                      INCEPTION            YEAR ENDED               YEAR ENDED                    2006
FUND NAME                                DATE                 2004                     2005
--------------------------------------------------------------------------------------------------------------------------------
Retailing                              4/1/1998              $82,899                 $39,651                     $51,516
--------------------------------------------------------------------------------------------------------------------------------
Technology                            4/14/1998             $134,772                 $124,412                    $105,170
--------------------------------------------------------------------------------------------------------------------------------
Telecommunications                     4/1/1998              $56,516                 $45,139                     $47,465
--------------------------------------------------------------------------------------------------------------------------------
Transportation                         4/2/1998              $27,006                 $84,926                     $96,940
--------------------------------------------------------------------------------------------------------------------------------
Utilities                              4/3/2000              $65,065                 $73,771                     $137,247
--------------------------------------------------------------------------------------------------------------------------------
Europe Advantage                       5/8/2000              $83,099                 $141,433                    $141,087
--------------------------------------------------------------------------------------------------------------------------------
Japan Advantage                        5/8/2000             $115,581                 $169,372                    $218,283
--------------------------------------------------------------------------------------------------------------------------------
Government Long Bond Advantage         1/3/1994             $116,357                 $211,826                    $235,017
--------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond           3/3/1995            $1,855,610               $6,658,694                  $5,101,707
--------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond           4/1/2000                $0                       $0                          $0
Master *
--------------------------------------------------------------------------------------------------------------------------------
Commodities                           5/25/2005                **                       **                       $50,280
--------------------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening Dollar          5/25/2005                **                       **                       $25,206
--------------------------------------------------------------------------------------------------------------------------------
Dynamic Weakening Dollar              5/25/2005                **                       **                       $52,533
--------------------------------------------------------------------------------------------------------------------------------
Sector Rotation                       3/22/2002             $233,513                 $306,273                    $494,272
--------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity                 9/23/2002             $128,033                 $193,112                    $208,961
--------------------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies            9/19/2005                **                       **                          $0
--------------------------------------------------------------------------------------------------------------------------------
Hedged Equity                         9/19/2005                **                       **                          $0
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market          12/1/1993            $3,168,003               $3,079,788                  $2,906,800
--------------------------------------------------------------------------------------------------------------------------------

* THE FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN A "MASTER-FEEDER ARRANGEMENT". THE ADMINISTRATIVE SERVICE FEES ARE PAID BY THE FEEDER FUND.

**    NOT IN OPERATION FOR THE PERIOD INDICATED.

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions. Certain officers and Trustees of the Trust are also officers and directors of the Servicer.

For the fiscal years ended March 31, 2004, 2005 and 2006, the Funds paid the following accounting service fees to the Servicer:

--------------------------------------------------------------------------------------------------------------------------
                                                              ACCOUNTING             ACCOUNTING           ACCOUNTING
                                                           SERVICE FEES PAID     SERVICE FEES PAID    SERVICE FEES PAID
                                                             FOR FISCAL YEAR      FOR FISCAL YEAR      FOR FISCAL YEAR
                                             FUND                ENDED                 ENDED                 ENDED
FUND NAME                               INCEPTION DATE            2004                  2005                  2006
--------------------------------------------------------------------------------------------------------------------------
Nova                                       7/12/1993             $240,577              $317,349             $285,310
--------------------------------------------------------------------------------------------------------------------------
Nova Master *                              8/1/2001                 $0                    $0                   $0
--------------------------------------------------------------------------------------------------------------------------
S&P 500                                    6/1/2006                 **                    **                   **
--------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500                            1/7/1994              $419,179              $406,038             $401,636
--------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Master *                   4/1/2000                 $0                    $0                   $0
--------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth                           2/20/2004               $66                 $23,498               $42,958
--------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                            2/20/2004              $1,568               $68,058               $58,090
--------------------------------------------------------------------------------------------------------------------------
OTC                                        2/14/1994             $607,118              $619,070             $629,957
--------------------------------------------------------------------------------------------------------------------------
Inverse OTC                                9/3/1998              $163,001              $224,325             $200,132
--------------------------------------------------------------------------------------------------------------------------
Inverse OTC Master *                       4/1/2000                 $0                    $0                   $0
--------------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage                          8/16/2001             $63,275               $71,397               $80,622
--------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                            2/20/2004               $425                $10,659               $13,605
--------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                             2/20/2004               $103                $30,724               $79,236
--------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                              2/20/2004              $1,721               $64,112              $100,966
--------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Advantage                  11/1/2000             $178,672              $188,566             $170,131
--------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)                             6/1/2006                 **                    **                   **
--------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)                    2/20/2004               $895                $33,150               $53,429
--------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth                           2/20/2004               $147                $60,252               $63,567
--------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                            2/20/2004               $885                $80,717               $73,834
--------------------------------------------------------------------------------------------------------------------------
Banking                                    4/1/1998              $21,893               $17,457               $10,643
--------------------------------------------------------------------------------------------------------------------------
Basic Materials                            4/1/1998              $32,506               $46,856               $35,520
--------------------------------------------------------------------------------------------------------------------------
Biotechnology                              4/1/1998              $172,446              $132,893             $144,428
--------------------------------------------------------------------------------------------------------------------------
Consumer Products                          7/6/1998              $21,522               $45,472               $30,726
--------------------------------------------------------------------------------------------------------------------------
Electronics                                4/1/1998              $75,644               $42,929               $50,546
--------------------------------------------------------------------------------------------------------------------------
Energy                                     4/21/1998             $39,318               $132,834             $164,734
--------------------------------------------------------------------------------------------------------------------------
Energy Services                            4/1/1998              $39,185               $70,420              $165,826
--------------------------------------------------------------------------------------------------------------------------
Financial Services                         4/2/1998              $48,604               $41,490               $35,718
--------------------------------------------------------------------------------------------------------------------------
Health Care                                4/17/1998             $45,399               $52,849               $88,835
--------------------------------------------------------------------------------------------------------------------------
Internet                                   4/6/2000              $20,233               $21,714               $17,966
--------------------------------------------------------------------------------------------------------------------------
Leisure                                    4/1/1998              $15,976               $38,014               $21,119
--------------------------------------------------------------------------------------------------------------------------
Precious Metals                            12/1/1993             $186,438              $191,417             $204,551
--------------------------------------------------------------------------------------------------------------------------
Real Estate                                2/20/2004              $2,901               $40,792               $32,748
--------------------------------------------------------------------------------------------------------------------------
Retailing                                  4/1/1998              $33,160               $15,861               $20,606
--------------------------------------------------------------------------------------------------------------------------
Technology                                 4/14/1998             $53,909               $49,765               $42,068
--------------------------------------------------------------------------------------------------------------------------
Telecommunications                         4/1/1998              $22,606               $18,055               $18,986
--------------------------------------------------------------------------------------------------------------------------
Transportation                             4/2/1998              $10,802               $33,970               $38,776
--------------------------------------------------------------------------------------------------------------------------
Utilities                                  4/3/2000              $26,026               $29,509               $54,899
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                              ACCOUNTING             ACCOUNTING           ACCOUNTING
                                                           SERVICE FEES PAID     SERVICE FEES PAID    SERVICE FEES PAID
                                                             FOR FISCAL YEAR      FOR FISCAL YEAR      FOR FISCAL YEAR
                                             FUND                ENDED                 ENDED                 ENDED
FUND NAME                               INCEPTION DATE            2004                  2005                  2006
--------------------------------------------------------------------------------------------------------------------------
Europe Advantage                           5/8/2000              $33,240               $56,573               $56,435
--------------------------------------------------------------------------------------------------------------------------
Japan Advantage                            5/8/2000              $46,232               $67,749               $87,313
--------------------------------------------------------------------------------------------------------------------------
Government Long Bond Advantage             1/3/1994              $58,178               $105,913             $117,508
--------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond               3/3/1995              $513,259             $1,135,845            $951,556
--------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond Master *      4/1/2000                 $0                    $0                   $0
--------------------------------------------------------------------------------------------------------------------------
Commodities                                5/25/2005                **                    **                 $20,112
--------------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening Dollar               5/25/2005                **                    **                 $10,083
--------------------------------------------------------------------------------------------------------------------------
Dynamic Weakening Dollar                    5/25/05                 **                    **                 $21,013
--------------------------------------------------------------------------------------------------------------------------
Sector Rotation                            3/22/2002             $93,405               $122,509             $193,592
--------------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity                      9/23/2002             $51,123               $77,245               $83,584
--------------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies                 9/19/2005                **                    **                   $0
--------------------------------------------------------------------------------------------------------------------------
Hedged Equity                              9/19/2005                **                    **                   $0
--------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market               12/1/1993             $813,399              $798,770             $775,371
--------------------------------------------------------------------------------------------------------------------------

* THE FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN A "MASTER-FEEDER ARRANGEMENT". THE ACCOUNTING SERVICE FEES ARE PAID BY THE FEEDER FUND.

**    NOT IN OPERATION FOR THE PERIOD INDICATED.

DISTRIBUTION

Pursuant to a distribution agreement adopted by the Trust (the "Distribution Agreement"), Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is wholly owned by the Viragh Family Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Funds. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Funds or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Funds on behalf of the various classes of shares. Each of the Fund's current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

ADVISOR CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - Each Fund has adopted a Distribution and Shareholder Services Plan for Advisor Class Shares (the "Advisor Class Plan"). Under the Advisor Class Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to 0.25% of each Fund's assets attributable to Advisor Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. In addition to distribution services, the Advisor Class Plan permits the payment of up to 0.25% of each Fund's assets attributable to Advisor Class Shares to the

Distributor or designated Service Providers as compensation for shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

A-CLASS DISTRIBUTION PLAN - Each Fund has adopted a Distribution Plan applicable to A-Class Shares (the "A-Class Plan"). Under the A-Class Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund's assets attributable to A-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act.

C-CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - Each Fund has adopted a Distribution and Shareholder Services Plan for C-Class Shares (the "C-Class Plan"). Under the C-Class Plan, the Distributor, or designated Service Providers, may receive up to a total of 1.00% of each Fund's assets attributable to C-Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The C-Class Plan allows for payment of up to 0.75% of each Fund's assets attributable to C-Class Shares as compensation for distribution services and up to 0.25% of each Fund's assets attributable to C-Class Shares as compensation for shareholder services.

H-CLASS DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN - Each Fund has adopted a Distribution Plan and a Shareholder Services Plan applicable to H-Class Shares (the "H-Class Plan"). Under the H-Class Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund's assets attributable to H-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. The Shareholder Services Plan permits the payment of up to 0.25% of each Fund's assets attributable to H-Class Shares to designated Service Providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Services Providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

For the fiscal year ended March 31, 2006, the Funds paid the following fees pursuant to the plans described above:

--------------------------------------------------------------------------------------------------------------------------------
                                     FUND          ADVISOR CLASS       A-CLASS (0.25%       C-CLASS (1.00%     H-CLASS (0.25%
FUND NAME                       INCEPTION DATE   (0.25% 12b-1 FEE)       12b-1 FEE)           12b-1 FEE)         12b-1 FEE)
--------------------------------------------------------------------------------------------------------------------------------
Nova                              7/12/1993          $259,416              $67,915             $513,761              $0
--------------------------------------------------------------------------------------------------------------------------------
S&P 500                            6/1/2006              *                    *                   *                   *
--------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500                    1/7/1994          $200,889              $27,416             $441,131              $0
--------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth                  2/20/2004             $0                 $1,771              $97,901             $81,149
--------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                   2/20/2004             $0                 $3,469              $92,916            $118,528
--------------------------------------------------------------------------------------------------------------------------------
OTC                               2/14/1994          $138,281              $5,562              $179,525              $0
--------------------------------------------------------------------------------------------------------------------------------
Inverse OTC                        9/3/1998           $58,660              $7,061              $154,463              $0
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage                 8/16/2001             $0                 $12,402             $200,684           $138,981
--------------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                   2/20/2004             $0                  $337                $8,743             $31,488
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                    2/20/2004             $0                 $4,059              $29,246            $186,718
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                     2/20/2004             $0                 $3,851              $74,254            $230,000
--------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Advantage         11/1/2000             $0                 $23,569             $324,728           $321,055
--------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)                    6/1/2006              *                    *                   *                   *
--------------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)           2/20/2004             $0                 $3,887              $37,848            $120,224
--------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth                  2/20/2004             $0                 $3,347              $49,185            $143,275
--------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                   2/20/2004             $0                 $2,668              $86,675            $160,247
--------------------------------------------------------------------------------------------------------------------------------
Banking                            4/1/1998           $13,772               $109               $11,304               $0
--------------------------------------------------------------------------------------------------------------------------------
Basic Materials                    4/1/1998           $34,092               $734               $63,617               $0
--------------------------------------------------------------------------------------------------------------------------------
Biotechnology                      4/1/1998          $100,179              $5,128              $62,555               $0
--------------------------------------------------------------------------------------------------------------------------------
Consumer Products                  7/6/1998           $76,380              $2,757              $35,873               $0
--------------------------------------------------------------------------------------------------------------------------------
Electronics                        4/1/1998           $69,507              $1,177              $27,041               $0
--------------------------------------------------------------------------------------------------------------------------------
Energy                            4/21/1998          $110,948              $9,507              $238,240              $0
--------------------------------------------------------------------------------------------------------------------------------
Energy Services                    4/1/1998          $145,764              $7,639              $182,701              $0
--------------------------------------------------------------------------------------------------------------------------------
Financial Services                 4/2/1998           $93,395              $2,182              $24,546               $0
--------------------------------------------------------------------------------------------------------------------------------
Health Care                       4/17/1998           $92,562              $2,259              $70,810               $0
--------------------------------------------------------------------------------------------------------------------------------
Internet                           4/6/2000           $17,127               $642               $22,494               $0
--------------------------------------------------------------------------------------------------------------------------------
Leisure                            4/1/1998           $63,276                $36               $17,468               $0
--------------------------------------------------------------------------------------------------------------------------------
Precious Metals                   12/1/1993           $39,288              $4,974              $216,749              $0
--------------------------------------------------------------------------------------------------------------------------------
Real Estate                       2/20/2004             $0                  $778               $25,245             $74,781
--------------------------------------------------------------------------------------------------------------------------------
Retailing                          4/1/1998           $34,988               $145               $23,677               $0
--------------------------------------------------------------------------------------------------------------------------------
Technology                        4/14/1998           $78,423               $800               $26,350               $0
--------------------------------------------------------------------------------------------------------------------------------
Telecommunications                 4/1/1998           $16,461              $1,068              $17,269               $0
--------------------------------------------------------------------------------------------------------------------------------
Transportation                     4/2/1998           $35,239              $1,436              $21,683               $0
--------------------------------------------------------------------------------------------------------------------------------
Utilities                          4/3/2000           $43,304              $2,645              $71,812               $0
--------------------------------------------------------------------------------------------------------------------------------
Europe Advantage                   5/8/2000             $0                 $3,355              $55,263            $123,916
--------------------------------------------------------------------------------------------------------------------------------
Japan Advantage                    5/8/2000             $0                 $4,255              $65,121            $197,748
--------------------------------------------------------------------------------------------------------------------------------
Government Long Bond Advantage     1/3/1994          $346,464              $2,790              $95,393               $0
--------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond       3/3/1995          $647,482             $380,163            $6,933,591             $0
--------------------------------------------------------------------------------------------------------------------------------
Commodities                       5/24/2005             $0                 $3,870              $19,835             $41,451

--------------------------------------------------------------------------------------------------------------------------------
                                     FUND          ADVISOR CLASS       A-CLASS (0.25%       C-CLASS (1.00%     H-CLASS (0.25%
FUND NAME                       INCEPTION DATE   (0.25% 12b-1 FEE)       12b-1 FEE)           12b-1 FEE)         12b-1 FEE)
--------------------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening Dollar      5/24/2005             $0                  $233                $8,794             $22,775
--------------------------------------------------------------------------------------------------------------------------------
Dynamic Weakening Dollar          5/24/2005             $0                  $1,927             $11,075             $47,838
--------------------------------------------------------------------------------------------------------------------------------
Sector Rotation                   3/22/2002             $0                 $25,198             $704,179           $293,029
--------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity             9/23/2002             $0                 $4,714              $330,113           $121,719
--------------------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies        9/19/2005             $0                 $2,763              $11,787             $17,289
--------------------------------------------------------------------------------------------------------------------------------
Hedged Equity                     9/19/2005             $0                  $969                $7,157             $9,884
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market      12/1/1993          $920,739              $32,041            $1,489,576             $0
--------------------------------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES

Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-Interested Trustees' fees and expenses; the costs and expenses of redeeming shares of a Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the members of the Board who are not affiliated with, or interested persons of, the Advisor.

BUSINESS CONTINUITY AND DISASTER RECOVERY

The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

As of July 3, 2006 the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.


-------------------------------------------------------------------------------------------------------------------------
                                                      A-CLASS SHARES
-------------------------------------------------------------------------------------------------------------------------
701-EUROPE ADVANTAGE                     19170.701     21.96   PERSHING LLC                    P. O. BOX 2052
                                                                                               JERSEY CITY, NJ 07303-
                                                                                               2052
-------------------------------------------------------------------------------------------------------------------------
702-JAPAN ADVANTAGE                      7409.2370      8.04   FIRST CLEARING, LLC             100 WEST HOUSTON
                                                               BERNARD MCELHONE &              NEW YORK, NY 10012-2547
                                                               PATRICIA MCELHONE JT
                                                               WROS
-------------------------------------------------------------------------------------------------------------------------
703-RUSSELL 2000(R)                     29507.1390     17.52   CITIGROUP GLOBAL                333 WEST 34TH STREET -
ADVANTAGE                                                      MARKETS INC.                    3RD FLOOR
                                                                                               NEW YORK, NEW YORK
                                                                                               10001
                              -------------------------------------------------------------------------------------------
                                        51206.1280     30.40   UBS FINANCIAL SERVICES          C/O ANALYTIC ASSET
                                                               INC. FBO                        MANAGEMNT
                                                               THE COUNTESS* MOIRA             600 THIRD AVE 17TH FLR
                                                               CHRTBL FDN                      NEW YORK, NY 10016-1919
-------------------------------------------------------------------------------------------------------------------------
704-MID-CAP ADVANTAGE                    4415.8470      5.29   PERSHING LLC                    P. O. BOX 2052
                                                                                               JERSEY CITY, NJ 07303-
                                                                                               9998
                              -------------------------------------------------------------------------------------------
                                         5884.2430      7.05   PIPER JAFFRAY & CO.             800 NICOLLET MALL
                                                                                               MINNEAPOLIS, MN 55402
-------------------------------------------------------------------------------------------------------------------------
710-U.S. GOVERNMENT                    855224.3400      5.87   BEAR STEARNS SECURITIES         1 METROTECH CENTER
MONEY MARKET                                                   CORP.                           NORTH
                                                                                               BROOKLYN, NY 11201-3859
                              -------------------------------------------------------------------------------------------
                                         851435.66      5.85   UBS FINANCIAL SERVICES          1009 BASIL RD
                                                               INC. FBO                        MCLEAN, VA 22101-1819
                                                               EDWIN L PHELPS
                              -------------------------------------------------------------------------------------------
                                      1344527.5100      9.23   DEAN WITTER FOR THE             PO BOX 250 CHURCH
                                                               BENEFIT OF JEFFREY              STREET STATION
                                                               CHANDLER & ANN
                                                               CHARLOTTE
-------------------------------------------------------------------------------------------------------------------------
712-GOVERNMENT LONG                    355352.0280     43.41   CITIGROUP GLOBAL                333 WEST 34TH STREET -
BOND ADVANTAGE                                                 MARKETS INC.                    3RD FLOOR
                                                                                               NEW YORK, NEW YORK
                                                                                               10001
                              -------------------------------------------------------------------------------------------

                              -------------------------------------------------------------------------------------------
                                        92678.4060    11.32    NFS LLC FEBO                     PO BOX 92956
                                                               THE NORTHERN TRUST               CHICAGO, IL 60675
                                                               COMPANY
                              -------------------------------------------------------------------------------------------
                                       437638.4390     7.08    DEAN WITTER FOR THE              PO BOX 250 CHURCH
                                                               BENEFIT OF MERCURY               STREET STATION
                                                               INSURANCE COMPANY                NEW YORK, NY 10008-0250
-------------------------------------------------------------------------------------------------------------------------
714-INVERSE                             1213774.39    19.64    UBS FINANCIAL SERVICES           NO.63-100
GOVERNMENT LONG                                                INC. FBO                         PISO 8
BOND                                                           FONDO DE PENSIONES               MEDELLIN COLOMBIA
                                                               OBLIGATORIAS
                                                               PROTECCION
-------------------------------------------------------------------------------------------------------------------------
715-NOVA                               271037.7880    37.72    CITIGROUP GLOBAL                 333 WEST 34TH STREET -
                                                               MARKETS INC.                     3RD FLOOR
                                                                                                NEW YORK, NEW YORK
                                                                                                10001
                              -------------------------------------------------------------------------------------------
                                       128628.7830    17.90    WILLIAM & ANNA                   608 NO BEVERLY DR
                                                               TENENBLATT                       BEVERLY HILLS, CA 90210-
                                                               TTEES WILLIAM & ANNA             3320
                                                               TENENBLATT TR U/A 4/12/86
-------------------------------------------------------------------------------------------------------------------------
717-INVERSE S&P 500                    369913.6860    17.49    CITIGROUP GLOBAL                 333 WEST 34TH STREET -
                                                               MARKETS INC.                     3RD FLOOR
                                                                                                NEW YORK, NEW YORK
                                                                                                10001
                              -------------------------------------------------------------------------------------------
                                         112528.09     5.32    UBS FINANCIAL SERVICES           1 WILLOW BEND DR
                                                               INC. FBO
                                                               BRETT FAVRE                      HATTIESBURG, MS 39402-
                                                               DEANNA FAVRE JTWROS              8552
                              -------------------------------------------------------------------------------------------
                                       124639.8660     5.89    UBS FINANCIAL SERVICES           108 SHASTA
                                                               INC. FBO                         HOUSTON, TX 77024-6914
                                                               PAUL B LOYD JR
-------------------------------------------------------------------------------------------------------------------------
718-OTC                                 67675.6540    31.62    CAPITAL BANK & TRUST             C/O PLAN
                                                               COMPANY                          PREMIER/FASCORP
                                                               FBO VINING SPARKS IBG, LP        8515 E ORCHARD ROAD,
                                                               401K PLAN                        2T2
                                                                                                ENGLEWOOD, CO 80111
                              -------------------------------------------------------------------------------------------
                                        13689.4160     6.40    BEAR STEARNS SECURITIES          1 METROTECH CENTER
                                                               CORP.                            NORTH
                                                                                                BROOKLYN, NY 11201-3859
                              -------------------------------------------------------------------------------------------
                                        18685.0920     8.73    PERSHING LLC                     P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
-------------------------------------------------------------------------------------------------------------------------
720-INVERSE OTC                         27400.0000    21.70    CITIGROUP GLOBAL                 333 WEST 34TH STREET -
                                                               MARKETS INC.                     3RD FLOOR
                                                                                                NEW YORK, NEW YORK
                                                                                                10001
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
732-FINANCIAL SERVICES                   26111.8810    37.36   PENSON FINANCIAL                1700 PACIFIC AVENUE
                                                               SERVICES, INC.                  SUITE 1400
                                                                                               DALLAS, TX 75201
                              -------------------------------------------------------------------------------------------
                                          3648.6800     5.22   HILLIARD LYONS CUST FOR         10208 DOYLESTOWN RD
                                                               LARRY G CAUTHEN SE              MATTHEWS, NC 28105-7141
                                                               ADVANTAGED ASSET
                                                               ACCOUNT I
                              -------------------------------------------------------------------------------------------
                                          4980.8430     7.13   HILLIRD LYONS CUST FOR          1169 OUT OF BOUNDS DR
                                                               MATT G PROVOST IRA-             SUMMERVILLE, SC 29485-
                                                               ROLLOVER                        6223
                                                               ADVANTAGED ASSET
                                                               ACCOUNT I
-------------------------------------------------------------------------------------------------------------------------
733-HEALTH CARE                           6149.7830    12.98   PIPER JAFFRAY & CO.             800 NICOLLET MALL
                                                                                               MINNEAPOLIS, MN 55402
                              -------------------------------------------------------------------------------------------
                                            2750.15     5.80   OLIVER ROSS (RIRA)              10346 N 101ST ST
                                                                                               SCOTTSDALE, AZ 85258
-------------------------------------------------------------------------------------------------------------------------
734-TECHNOLOGY                             832.6390     7.71   NFS LLC FEBO                    62 REDAN DRIVE
                                                               ADRIENNE GIANNONE               SMITHTOWN, NY 11787
                              -------------------------------------------------------------------------------------------
                                           736.8120     6.82   NFS LLC FEBO #                  FBO HERBERT W
                                                               NFS/FMTC IRA                    ANDERSON
                                                                                               1400 WEBSTER ST
                              -------------------------------------------------------------------------------------------
                                          1784.2490    16.51   NFS LLC FEBO                    80 HUMMINGBIRD
                                                               RICHARD L COTE TTEE             HOLLOW
                                                               REVOCABLE TRUST                 SOUTH KINGSTOWN, RI
                                                               U/A 3/9/90                      02879
                              -------------------------------------------------------------------------------------------
                                           604.2340     5.59   RBC DAIN RAUSCHER               1676 7 1/S AVE NE
                                                               CUSTODIAN                       ROCHESTER, MN 55906
                                                               WILLIAM F CLEVELAND
                              -------------------------------------------------------------------------------------------
                                           746.5530     6.91   RBC DAIN RAUSCHER               2119 WASHINGTON
                                                               CUSTODIAN                        LANE SW
                                                               JACQUELINE S PURCELL            ROCHESTER, MN
                                                                                               55902-2227
                              -------------------------------------------------------------------------------------------
                                             663.00     6.14   RBC DAIN RAUSCHER INC           ELIZABETH A MCGLONE
                                                               FBO COREY M MCGLONE             JT TEN/WROS
                                                                                               1916 46TH ST NW
                                                                                               ROCHESTER, MN 55901
                              -------------------------------------------------------------------------------------------
                                             578.62     5.36   GEORGIA K KROUSTALIS            4715 HEARTHSTONE RD.
                                                               OR SPYROS N KROUSTALIS          CLEMMONS, NC 27012
                              -------------------------------------------------------------------------------------------
                                           554.0530     5.13   RBC DAIN RAUSCHER               2812 OSJOR CT NE
                                                               CUSTODIAN MARK A                ROCHESTER, MN 55906
                                                               JASMIN
-------------------------------------------------------------------------------------------------------------------------
735-BASIC MATERIALS                       2261.5780     6.03   OPPENHEIMER & CO INC.           125 BROAD STREET
                                                               FBO EDWARD AABAK                NEW YORK, NY 10004
                              -------------------------------------------------------------------------------------------
                                          2961.2000     7.90   LPL FINANCIAL SERVICES          9785 TOWNE CENTRE
                                                                                               DRIVE
                                                                                               SAN DIEGO, CA 92121-1968
                              -------------------------------------------------------------------------------------------
                                          2032.9500     5.42   OPPENHEIMER & CO INC.           125 BROAD STREET
                                                               FBO DELAWARE                    NEW YORK, NY 10004
                                                               CHARTERG&T CO TR
-------------------------------------------------------------------------------------------------------------------------
736-CONSUMER                             29907.8050    59.42   PENSON FINANCIAL                1700 PACIFIC AVENUE
PRODUCTS                                                       SERVICES, INC.                  SUITE 1400
                                                                                               DALLAS, TX 75201

-------------------------------------------------------------------------------------------------------------------------
737-LEISURE                                1216.89    65.68     H&R BLOCK FINANCIAL             THE DIME BUILDING
                                                                ADVISORS                        719 GRISWOLD STREET,
                                                                                                STE 1700
                                                                                                DETROIT, MI 48226
                              -------------------------------------------------------------------------------------------
                                          353.7320    19.09     BUCKEYE RUBBER & PACK           PO Box 94984
                                                                PS FBO: K. L                    CLEVELAND, OH 44101-
                                                                NATIONAL CITY BANK TTEE         4984
                                                                TRUST MUTUAL FUNDS
                              -------------------------------------------------------------------------------------------
                                            112.78     6.09     JOHN R TUCKER AND               1151 HIDDEN VALLEY
                                                                CONNIE R TUCKER                 BRENTWOOD, TN 37027-
                                                                JT TEN WROS                     6304
                              -------------------------------------------------------------------------------------------
                                          110.3960     5.96     HILLIARD LYONS CUST FOR         1151 HIDDEN VALLEY
                                                                JOHN R TUCKER IRA-              BRENTWOOD, TN 37027-
                                                                ROLLOVER                        6304
-------------------------------------------------------------------------------------------------------------------------
738-RETAILING                             519.4810    33.07     PERSHING LLC                    P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
                              -------------------------------------------------------------------------------------------
                                          260.3700    16.58     HILLIARD LYONS CUST FOR         1151 HIDDEN VALLEY
                                                                JOHN R TUCKER IRA-              BRENTWOOD, TN 37027-
                                                                ROLLOVER                        6304
                              -------------------------------------------------------------------------------------------
                                          241.1580    15.35     JANNEY MONTGOMERY               1801 MARKET STREET
                                                                SCOTT LLC                       PHILADELPHIA, PA 19103-
                                                                JACQUELINE A CHADWICK           1675
                                                                (IRA-ROL
                              -------------------------------------------------------------------------------------------
                                          187.9700    11.97     A G EDWARDS & SONS INC          1 NORTH JEFFERSON
                                                                ROY D SIANO &                   ST LOUIS, MO 63103
                                                                ANABEL L SIANO
                              -------------------------------------------------------------------------------------------
                                            266.00    16.94     JOHN R TUCKER AND               1151 HIDDEN VALLEY
                                                                CONNIE R TUCKER                 BRENTWOOD, TN 37027-
                                                                JT TEN WROS                     6304
                              -------------------------------------------------------------------------------------------
                                           95.6940     6.09     PADCO ADVISORS INC.             SUITE 500
                                                                SECTOR FUND ACCOUNT             9601 BLACKWELL ROAD
                                                                                                ROCKVILLE, MD 20850
-------------------------------------------------------------------------------------------------------------------------
739-                                     1140.9010     6.48     NFS LLC FEBO                    7576 B LEXINGTON
TELECOMMUNICATIONS                                              MR WALTER MARKS TTEE            CLUB BLVD
                                                                WALTER MARKS REVLVG             DELRAY BEACH, FL 33446
                                                                TRUST
                                                                U/A 5/25/99
                              -------------------------------------------------------------------------------------------
                                         1146.1320     6.51     NFS LLC FEBO                    MRS DORIS & MR I R
                                                                DORIS WEINRAUB REV LVG          WEINRAUB TTEE
                                                                TR                              1717 HOMEWOOD BLVD
                                                                                                #347
                                                                                                ABBEY DELRAY
                                                                                                DELRAY BEACH, FL 33445
                              -------------------------------------------------------------------------------------------
                                         1426.1270     8.11     NFS LLC FEBO                    1801 CENTREPARK DRIVE
                                                                NFS/FMTC ROLLOVER IRA           EAST
                                                                FBO ALAN P FABRICANT            SUITE 140
                                                                                                WEST PALM BEACH, FL
                                                                                                33401
-------------------------------------------------------------------------------------------------------------------------
742-BANKING                               700.9350     5.35     FIRST CLEARING, LLC             10479 NW 3RD ST
                                                                CHRISTINE MCDONALD TOD          PLANTATION, FL 33324-
                                                                ACCT                            1703
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                           1401.8690    10.70   FIRST CLEARING, LLC             10479 NW 3RD STREET
                                                                CHRISTINE MCDONALD REV          PLANTATION FL, 33324-
                                                                TRUST                           1703
                                                                CHRISTINE MCDONALD
                                                                TTEE
                              -------------------------------------------------------------------------------------------
                                           1168.2240     8.91   FIRST CLEARING, LLC             112 PINEVIEW RD
                                                                IRENE STANLEY REV TRUST         JUPITER, FL 33469
                                                                IRENE STANLEY TTEE
-------------------------------------------------------------------------------------------------------------------------
BANKING (CONTD.)                            700.9350     5.35   FIRST CLEARING, LLC             10479 NW 3RD ST
                                                                CHRISTINE MCDONALD              PLANTATION, FL 33324-
                                                                TOD REGISTRATION                1703
                              -------------------------------------------------------------------------------------------
                                           2443.3540    18.64   PERSHING LLC                    P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
                              -------------------------------------------------------------------------------------------
                                            967.4230     7.38   LPL FINANCIAL SERVICES          9785 TOWNE CENTRE
                                                                                                DRIVE
                                                                                                SAN DIEGO, CA 92121-1968
                              -------------------------------------------------------------------------------------------
                                            914.9130     6.98   UBS FINANCIAL SERVICES          P.O.BOX 3321,
                                                                INC. FBO                        1000 HARBOR BLVD
                                                                UBS-FINSVC CDN FBO              WEEHAWKEN, NJ 07086-
                                                                MRS SHERYL TRUE KOHL            8154
                              -------------------------------------------------------------------------------------------
                                              845.07     6.45   *** T. BARRY RUSSELLO           7005 BRANTFORD RD
                                                                 CGM SIMPLE IRA                 DAYTON, OH 45414-2348
                                                                CUSTODIAN
                              -------------------------------------------------------------------------------------------
                                            897.8160     6.85   STIFEL NICOLAUS & CO INC        501 NORTH BROADWAY
                                                                ALICE BUTTERWORTH IRA           ST. LOUIS, MO 63102
                                                                R/O
-------------------------------------------------------------------------------------------------------------------------
743-BIOTECHNOLOGY                         75206.4770    43.93   UBS FINANCIAL SERVICES          C/O ANALYTIC ASSET
                                                                INC. FBO                        MANAGEMNT
                                                                THE COUNTESS* MOIRA             600 THIRD AVE 17TH FLR
                                                                CHRTBL FDN                      NEW YORK, NY 10016-1919
                              -------------------------------------------------------------------------------------------
                                          30223.4990    17.65   PERSHING LLC                    P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
                              -------------------------------------------------------------------------------------------
                                          16337.6820     9.54   DEAN WITTER FOR THE             PO BOX 250 CHURCH
                                                                BENEFIT OF SHEILA K             STREET STATION
                                                                PETERSON                        NEW YORK, NY 10008-0250
                              -------------------------------------------------------------------------------------------
                                           9668.5230     5.65   DEAN WITTER FOR THE             PO BOX 250 CHURCH
                                                                BENEFIT OF DAVID                STREET STATION
                                                                MICHAEL MARKOWITZ               NEW YORK, NY 10008-0250
-------------------------------------------------------------------------------------------------------------------------
744-ELECTRONICS                           60214.0950    48.98   PERSHING LLC                    P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
-------------------------------------------------------------------------------------------------------------------------
745-INTERNET                                437.9780     8.68   NFS LLC FEBO                    23 APPLE VALLEY DRIVE
                                                                MRS STEFANIE H                  SHARON, MA 02067
                                                                BORNSTEIN
                              -------------------------------------------------------------------------------------------
                                            401.2840     7.96   NFS LLC FEBO                    6606 VILLA SONRISA
                                                                MR LEONARD MARGOLIN             APT 924
                                                                                                BOCA RATON, FL 33433
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                            280.1880     5.56   NFS LLC FEBO                    TOD BENEFICIARY
                                                                ROBERT H DOLMAN                 ACCOUNT
                                                                                                C/O BLAKE DOLMAN
                                                                                                822 BAY COVE STREET
                                                                                                BOCA RATON, FL 33487
-------------------------------------------------------------------------------------------------------------------------
INTERNET (C0NTD.)                             433.99     8.61   MARK D WHITE (RIRA)             3517 KENSINGTON
                                                                                                AMARILLO, TX 79121
                              -------------------------------------------------------------------------------------------
                                            341.6560     6.77   NFS LLC FEBO                    2562 BAY POINTE DR
                                                                NFS/FMTC ROLLOVER IRA           FT LAUDERDALE, FL 33327
                                                                FBO DR JEROLD M LYNN
-------------------------------------------------------------------------------------------------------------------------
746-UTILITIES                              5832.0630    11.25   LPL FINANCIAL SERVICES          9785 TOWNE CENTRE
                                                                                                DRIVE
                                                                                                SAN DIEGO, CA 92121-1968
-------------------------------------------------------------------------------------------------------------------------
747-REAL ESTATE                            3893.4340    43.38   NATIONAL INVESTOR               55 WATER STREET,32ND
                                                                SERVICES FBO                    FLOOR
                                                                                                NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
750-INVERSE RUSSELL                       54381.8750    11.43   CITIGROUP GLOBAL                333 WEST 34TH STREET -
2000(R)                                                         MARKETS INC.                    3RD FLOOR
                                                                                                NEW YORK, NEW YORK
                                                                                                10001
-------------------------------------------------------------------------------------------------------------------------
751-SMALL-CAP VALUE                       15621.7800    47.87   PERSHING LLC                    P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
                              -------------------------------------------------------------------------------------------
                                             2804.76     8.59   RANDALL C SOBBA (RIRA)          224 BERNIECE
                                                                                                WICHITA, KS 67206
-------------------------------------------------------------------------------------------------------------------------
752-SMALL-CAP GROWTH                       3540.1340    30.30   FIRST CLEARING, LLC             2574 COMFORT ST
                                                                RICHARD B MERKLE R/O IRA        WEST BLOOMFIELD, MI
                                                                FCC AS CUSTODIAN                48323-3706
                              -------------------------------------------------------------------------------------------
                                            800.7690     6.85   FIRST CLEARING, LLC             220 N JACKSON STREET
                                                                FRANK J WESNER JR               P.O. BOX 998
                                                                                                MEDIA, PA 19063-0998
                              -------------------------------------------------------------------------------------------
                                            800.7690     6.85   FIRST CLEARING, LLC             220 NORTH JACKSON
                                                                MUTZEL & WESNER LLP             STREET
                                                                SAVING PL U/A DTD 9/21/04       P.O. BOX 998
                              -------------------------------------------------------------------------------------------
                                           1529.9880    13.09   LPL FINANCIAL SERVICES          9785 TOWNE CENTRE
                                                                                                DRIVE
                                                                                                SAN DIEGO, CA 92121-1968
                              -------------------------------------------------------------------------------------------
                                              972.94     8.33   RANDALL C SOBBA (RIRA)          224 BERNIECE
                                                                                                WICHITA, KS 67206
                              -------------------------------------------------------------------------------------------
                                            774.4870     6.63   PERSHING LLC                    P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
-------------------------------------------------------------------------------------------------------------------------
753-MID-CAP VALUE                         19814.5550    36.68   PERSHING LLC                    P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
                              -------------------------------------------------------------------------------------------
                                             2754.72     5.10   RANDALL C SOBBA (RIRA)          224 BERNIECE
                                                                                                WICHITA, KS 67206
-------------------------------------------------------------------------------------------------------------------------
754-MID-CAP GROWTH                        15118.8750    43.63   LPL FINANCIAL SERVICES          9785 TOWNE CENTRE
                                                                                                DRIVE
                                                                                                SAN DIEGO, CA 92121-1968
                              -------------------------------------------------------------------------------------------

                              -------------------------------------------------------------------------------------------
                                          6675.4750    19.27   PERSHING LLC                      P. O. BOX 2052
                                                                                                 JERSEY CITY, NJ 07303-
                                                                                                 9998
                              -------------------------------------------------------------------------------------------
                                            2170.04     6.26   MARK D WHITE (RIRA)               3517 KENSINGTON
                                                                                                 AMARILLO, TX 79121
-------------------------------------------------------------------------------------------------------------------------
756-LARGE-CAP VALUE                      11040.0910    37.99   PERSHING LLC                      P. O. BOX 2052
                                                                                                 JERSEY CITY, NJ 07303-
                                                                                                 9998
                              -------------------------------------------------------------------------------------------
                                            2962.80    10.19   RANDALL C SOBBA (RIRA)            224 BERNIECE
                              -------------------------------------------------------------------------------------------
                                                                                                 WICHITA, KS 67206
                                            2178.13     7.49   MARK D WHITE (RIRA)               3517 KENSINGTON
                                                                                                 AMARILLO, TX 79121
-------------------------------------------------------------------------------------------------------------------------
757-LARGE-CAP GROWTH                      8074.9240    30.27   PERSHING LLC                      P. O. BOX 2052
                                                                                                 JERSEY CITY, NJ 07303-
                                                                                                 9998
                              -------------------------------------------------------------------------------------------
                                          1523.6310     5.71   MORGAN KEEGAN &                   50 NORTH FRONT STREET
                                                               COMPANY, INC.                     MEMPHIS, TN 38103
                              -------------------------------------------------------------------------------------------
                                          1436.5480     5.39   A G EDWARDS & SONS INC            1 NORTH JEFFERSON
                                                               MJA FAMILY LIMITED PART           ST LOUIS, MO 63103
-------------------------------------------------------------------------------------------------------------------------
759-MULTI-CAP CORE                       30368.7680    15.51   RBC DAIN RAUSCHER INC             BRUCE H RAIMY TRUST
EQUITY                                                         FBO                               U/A DTD 12/15/2001
                                                               BRUCE H RAIMY                     6825 GRENADIER BLVD
                                                                                                 NAPLES, FL 34108-7215
                              -------------------------------------------------------------------------------------------
                                         24429.9620    12.47   RBC DAIN RAUSCHER                 295 GRANDE WAY
                                                               FBO DOUGLAS S BELL                NAPLES, FL 34110-6482
                                                                CAROLYN R BELL
                              -------------------------------------------------------------------------------------------
                                         13556.5750     6.92   J.J.B.HILLIARD,W.L.LYONS,         501 S.4TH STREET
                                                               INC                               LOUISVILLE, KY 40202
                                                               FBO JOSEPH B HADDAD
-------------------------------------------------------------------------------------------------------------------------
763-DYNAMIC                              41001.4730     8.79   PERSHING LLC                      P. O. BOX 2052
WEAKENING DOLLAR                                                                                 JERSEY CITY, NJ 07303-
                                                                                                 9998
                              -------------------------------------------------------------------------------------------
                                         38777.2900     8.32   A G EDWARDS & SONS INC            1 NORTH JEFFERSON
                                                               JUSBASCHE INVESTMENT              ST LOUIS, MO 63103
                                                               LTD
-------------------------------------------------------------------------------------------------------------------------
764-DYNAMIC                               1946.2830    14.88   ROBERT W BAIRD & CO. INC.         777 EAST WISCONSIN
STRENGTHENING DOLLAR                                                                             AVENUE
                                                                                                 MILWAUKEE, WI
                                                                                                 53202-5391
                              -------------------------------------------------------------------------------------------
                                          1914.9750    14.64   NATIONAL INVESTOR                 55 WATER STREET,32ND
                                                               SERVICES FBO                      FLOOR
                                                                                                 NEW YORK, NY 10041
                              -------------------------------------------------------------------------------------------
                                           713.8800     5.46   JANNEY MONTGOMERY                 1801 MARKET STREET
                                                               SCOTT LLC                         PHILADELPHIA, PA 19103-
                                                               WARREN A PARKER (IRA-             1675
                                                               ROLL)
                              -------------------------------------------------------------------------------------------
                                           675.8800     5.17   A G EDWARDS & SONS INC            1 NORTH JEFFERSON
                                                               ERIC PAUL WATTS                   ST LOUIS, MO 63103
-------------------------------------------------------------------------------------------------------------------------
765-COMMODITIES                          24809.5500    21.87   COUNSEL TRUST CO FBO              235 ST CHARLES WAY,
                                                               FTJFC                             SUITE 100
                                                                                                 YORK, PA 17402
                              -------------------------------------------------------------------------------------------
                                           7041.6300     6.21   FOLIOfn Investments Inc         8000 TOWERS CRESCENT
                                                                                                DRIVE
                                                                                                15th FLOOR
                                                                                                Vienna, VA 22182
                              -------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
766-HEDGED EQUITY                          8814.3530     6.78   FIRST CLEARING, LLC             2968 MILL ROAD
                                                                KENNETH A SWANSTROM             DOYLESTOWN, PA 18901-
                                                                (IRA)                           1652
                                                                FCC AS CUSTODIAN
                              -------------------------------------------------------------------------------------------
                                          35491.4200    27.29   FIRST CLEARING, LLC             2968 MILL ROAD
                                                                KENNETH A SWANSTROM &           DOYLESTOWN, PA 18901-
                                                                MARGARET L SWANSTROM            1652
                                                                JT WROS
-------------------------------------------------------------------------------------------------------------------------
767-ABSOLUTE RETURN                       44956.9980    11.36   FIRST CLEARING, LLC             2968 MILL ROAD
STRATEGIES                                                      KENNETH A SWANSTROM &           DOYLESTOWN, PA 18901-
                                                                MARGARET L SWANSTROM            1652
                                                                JT WROS
                              -------------------------------------------------------------------------------------------
                                          20491.7550     5.18   PIPER JAFFRAY & CO.             800 NICOLLET MALL
                                                                                                MINNEAPOLIS, MN 55402
-------------------------------------------------------------------------------------------------------------------------
768-S&P 500                                  3305.68    17.17   OLIVER ROSS (RIRA)              10346 N 101ST ST
                                                                                                SCOTTSDALE, AZ 85258
                              -------------------------------------------------------------------------------------------
                                             1285.33     6.68   PEGGY A AGUIRRE (IRA)           5885 E PARADISE LANE
                                                                SUZANNE K HELLER (DECD)         SCOTTSDALE, AZ 85254
-------------------------------------------------------------------------------------------------------------------------
769-RUSSELL 2000(R)                           400.0000      100   RYDEX DISTRIBUTORS              9601 BLACKWELL RD,
                                                                                                SUITE 500
                                                                                                ATTN: JOANNE HAIGNEY
                                                                                                ROCKVILLE, MD 20850
-------------------------------------------------------------------------------------------------------------------------

                                               ADVISOR CLASS SHARES

-------------------------------------------------------------------------------------------------------------------------
310-U.S. GOVERNMENT                    76858860.8400    33.14   NATIONAL FINANCIAL              200 LIBERTY STREET
MONEY MARKET                                                    SERVICES, LLC.                  1 WORLD FINANCIAL
                                                                FOR THE EXCLUSIVE               CENTER
                                                                BENEFIT OF:                     NEW YORK, NY 10281
                                                                OUR CUSTOMERS
                                                                ATTN.: MUTUAL FUND DEPT.
                                                                (5TH FLR)
                              -------------------------------------------------------------------------------------------
                                       42655894.8100    18.39   FTC & CO                        PO BOX 173736
                                                                DATALYNX                        DENVER, CO 80217-3736
                              -------------------------------------------------------------------------------------------
                                       16785774.1800     7.24   TRUST COMPANY OF                P O BOX 6503
                                                                AMERICA                         ENGLEWOOD, CO 80155
-------------------------------------------------------------------------------------------------------------------------
312-GOVERNMENT LONG                      314798.8460    30.32   TRUST COMPANY OF                P O BOX 6503
BOND ADVANTAGE                                                  AMERICA                         ENGLEWOOD, CO 80112
                              -------------------------------------------------------------------------------------------
                                         232217.4010    22.37   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
-------------------------------------------------------------------------------------------------------------------------
314-INVERSE                              503018.1380    12.27   NATIONWIDE TRUST                P.O. BOX 182029
GOVERNMENT LONG                                                 COMPANY, FSB                    COLUMBUS, OH 43218-2029
BOND                                                            C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                        282534.9980     6.89    NATIONAL INVESTOR                 55 WATER STREET,32ND
                                                                SERVICES                          FLOOR
                                                                                                  NEW YORK, NY 10041
                              -------------------------------------------------------------------------------------------
                                        252214.3980     6.15    PIPER JAFFRAY & CO.               800 NICOLLET MALL
                                                                                                  MINNEAPOLIS, MN 55402
                              -------------------------------------------------------------------------------------------

                              -------------------------------------------------------------------------------------------
                                        223449.4160     5.45    NATIONAL FINANCIAL SVCS           200 LIBERTY STREET
                                                                CORP                              NEW YORK, NY 10281
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
315-NOVA                                227362.4750    22.92    CITIGROUP GLOBAL                  333 WEST 34TH STREET -
                                                                MARKETS INC.                      3RD FLOOR
                                                                333 WEST 34TH STREET - 3RD        NEW YORK, NEW YORK
                                                                FLOOR                             10001
                              -------------------------------------------------------------------------------------------
                                         65846.9990     6.64    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                         51494.2640     5.19    NATIONAL INVESTOR                 55 WATER STREET,
                                                                SERVICES                          32ND FLOOR
                                                                                                  NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
316-PRECIOUS METALS                      62557.2630    35.43    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
-------------------------------------------------------------------------------------------------------------------------
317-INVERSE S&P 50                      829954.5440    11.19    CITIGROUP GLOBAL                  333 WEST 34TH STREET -
                                                                MARKETS INC.                      3RD FLOOR
                                                                                                  NEW YORK, NEW YORK
                                                                                                  10001
                              -------------------------------------------------------------------------------------------
                                        687111.5000     9.26    NATIONAL FINANCIAL SVCS           200 LIBERTY STREET
                                                                CORP                              NEW YORK, NY 10281
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OURCUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
318-OTC                                 140915.7710    12.31    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                         99464.2310     8.69    NATIONAL INVESTOR                 55 WATER STREET,32ND
                                                                SERVICES                          FLOOR
                                                                                                  NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
320-INVERSE OTC                         170364.6000    17.43    NATIONAL INVESTOR                 55 WATER STREET,32ND
                                                                SERVICES                          FLOOR
                                                                                                  NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
331-ENERGY                              112698.7940    13.40    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                         97304.6540    11.57    GENWORTH FINANCIAL                3200 N CENTRAL
                                                                TRUST COMPANY FBO                 SUITE 612
                                                                GENWORTH FINANCIAL                PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
                              -------------------------------------------------------------------------------------------
                                         60755.2660     7.22    NATIONAL FINANCIAL SVCS           200 LIBERTY STREET
                                                                CORP                              NEW YORK, NY 10281
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         53844.8330     6.40    NATIONAL INVESTOR                 55 WATER STREET
                                                                SERVICES                          32ND FLOOR
                                                                                                  NEW YORK, NY 10041
                              -------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
332-FINANCIAL SERVICES                   98542.3470    20.08    GENWORTH FINANCIAL                3200 N CENTRAL
                                                                TRUST COMPANY FBO                 SUITE 612
                                                                GENWORTH FINANCIAL                PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
-------------------------------------------------------------------------------------------------------------------------
333-HEALTH CARE                         671200.3570    47.70    COUNSEL TRUST CO FBO              235 ST CHARLES WAY,
                                                                FTJFC                             SUITE 100
                                                                                                  YORK, PA 17402
-------------------------------------------------------------------------------------------------------------------------
334-TECHNOLOGY                          108869.6290    29.24    GENWORTH FINANCIAL                3200 N CENTRAL, SUITE
                                                                TRUST COMPANY FBO                 612
                                                                GENWORTH FINANCIAL                PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
                              -------------------------------------------------------------------------------------------
                                         72438.9600    19.46    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
-------------------------------------------------------------------------------------------------------------------------
335-BASIC MATERIALS                       9780.4420     5.87    TRUST CO. OF AMERICA              PO BOX 6503
                                                                                                  ENGLEWOOD, CO 80155
                              -------------------------------------------------------------------------------------------
                                         18351.5050    11.01    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                         11013.3250     6.61    NATIONAL INVESTOR                 55 WATER STREET,32ND
                                                                SERVICES                          FLOOR
                                                                                                  NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
336-CONSUMER                             64815.9750    26.82    NATIONWIDE TRUST                  P.O. BOX 182029
PRODUCTS                                                        COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                         42690.7980    17.67    NATIONAL FINANCIAL SVCS           200 LIBERTY STREET
                                                                CORP                              NEW YORK, NY 10281
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         18009.2720     7.45    GENWORTH FINANCIAL                3200 N CENTRAL, SUITE
                                                                TRUST COMPANY FBO                 612
                                                                GENWORTH FINANCIAL                PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
-------------------------------------------------------------------------------------------------------------------------
337-LEISURE                              11086.4520    10.99    GENWORTH FINANCIAL                3200 N CENTRAL
                                                                TRUST COMPANY FBO                 SUITE 612
                                                                GENWORTH FINANCIAL                PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
                              -------------------------------------------------------------------------------------------
                                          9671.8780     9.59    NATIONAL INVESTOR                 55 WATER STREET,32ND
                                                                SERVICES                          FLOOR
                                                                                                  NEW YORK, NY 10041
                              -------------------------------------------------------------------------------------------
                                          7190.2800     7.13    TRUST COMPANY OF                  PO BOX 6503
                                                                AMERICA                           ENGLEWOOD, CO 80112
                              -------------------------------------------------------------------------------------------

                              -------------------------------------------------------------------------------------------
                                          6241.4170     6.19    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
-------------------------------------------------------------------------------------------------------------------------
338-RETAILING                            25062.9040    11.82    GENWORTH FINANCIAL                3200 N CENTRAL
                                                                TRUST COMPANY FBO                 SUITE 612
                                                                GENWORTH FINANCIAL                PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
                              -------------------------------------------------------------------------------------------
                                         21997.9730    10.38    TRUST COMPANY OF                  PO BOX 6503
                                                                AMERICA                           ENGLEWOOD, CO 80112
-------------------------------------------------------------------------------------------------------------------------
339-                                     27714.6520    16.67    NATIONWIDE TRUST                  P.O. BOX 182029
TELECOMMUNICATIONS                                              COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                         10715.0360     6.45    COUNSEL TRUST CO FBO              235 ST CHARLES WAY,
                                                                FTJFC                             SUITE 100
                                                                                                  YORK, PA 17402
-------------------------------------------------------------------------------------------------------------------------
340-TRANSPORTATION                       63414.4400    12.43    FTC & CO                          PO BOX 173736
                                                                DATALYNX                          DENVER, CO 80217-3736
                              -------------------------------------------------------------------------------------------
                                         74329.7610    14.57    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                         50605.3460     9.92    GENWORTH FINANCIAL                3200 N CENTRAL, SUITE
                                                                TRUST COMPANY FBO                 612
                                                                GENWORTH FINANCIAL                PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
                              -------------------------------------------------------------------------------------------
                                         47208.7950     9.25    NATIONAL FINANCIAL SVCS           200 LIBERTY STREET
                                                                CORP                              NEW YORK, NY 10281
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
341-ENERGY SERVICES                      87870.9980    12.00    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                         59437.7640     8.12    FTC & CO                          PO BOX 173736
                                                                DATALYNX                          DENVER, CO 80217-3736
                              -------------------------------------------------------------------------------------------
                                         43898.2150     5.99    COUNSEL TRUST CO FBO              235 ST CHARLES WAY,
                                                                FTJFC                             SUITE 100
                                                                                                  YORK, PA 17402
                              -------------------------------------------------------------------------------------------
                                         40496.1560     5.53    NATIONAL INVESTOR                 55 WATER STREET,32ND
                                                                SERVICES                          FLOOR
                                                                                                  NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
342-BANKING                              26785.2550     8.55    TRUST COMPANY OF                  PO BOX 6503
                                                                AMERICA                           ENGLEWOOD, CO 80112

                                         25316.5300     8.08    NATIONAL INVESTOR                 55 WATER STREET,32ND
                                                                SERVICES                          FLOOR
                                                                                                  NEW YORK NY 10041
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
343-BIOTECHNOLOGY                       68131.1670      13.87   NATIONAL INVESTOR               55 WATER STREET
                                                                SERVICES                        32ND FLOOR
                                                                                                NEW YORK, NY 10041
                              -------------------------------------------------------------------------------------------
                                        60539.7940      12.32   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                        49002.5480       9.97   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
344-ELECTRONICS                         74266.5400      29.19   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
-------------------------------------------------------------------------------------------------------------------------
345-INTERNET                             6441.5640      10.42   TRUST COMPANY OF                PO BOX 6503
                                                                AMERICA                         ENGLEWOOD, CO 80112
                              -------------------------------------------------------------------------------------------
                                        28057.2170      45.36   TRUST COMPANY OF                PO BOX 6503
                                                                AMERICA                         7103 S REVERE PKWY
                                                                                                ENGLEWOOD, CO 80155
                              -------------------------------------------------------------------------------------------
                                         3357.9130       5.43   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
346-UTILITIES                           80685.1080      26.38   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                        64790.0420      21.18   GENWORTH FINANCIAL              3200 N CENTRAL, SUITE
                                                                TRUST COMPANY FBO               612
                                                                GENWORTH FINANCIAL              PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
                              -------------------------------------------------------------------------------------------
                                        49229.0650      16.10   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                        31133.4900      10.18   FTC & CO                        PO BOX 173736
                                                                DATALYNX                        DENVER, CO 80217-3736
-------------------------------------------------------------------------------------------------------------------------

                                                    C-CLASS SHARES

-------------------------------------------------------------------------------------------------------------------------
801-EUROPE ADVANTAGE                    20461.7550       5.47   PERSHING LLC                    P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
                              -------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
812-GOVERNMENT LONG                  64648.6930     5.00       CITIGROUP GLOBAL                 333 WEST 34TH STREET -
BOND ADVANTAGE                                                 MARKETS INC.                     3RD FLOOR
                                                                                                NEW YORK, NEW YORK
                                                                                                10001
-------------------------------------------------------------------------------------------------------------------------
818-OTC                                98719.23     8.23       UBS FINANCIAL SERVICES           905 N 200 EAST
                                                               INC. FBO                         CHESTERTON, IN 46304-
                                                               PAUL VAN EEKEREN JR              9356
                                                               TTEE
                                                               PAUL VAN EEKEREN JR
                                                               TRUST
                                                               DTD 12/22/1994 - STOCKS
-------------------------------------------------------------------------------------------------------------------------
834-TECHNOLOGY                        7781.5000     6.47       BEAR STEARNS SECURITIES          1 METROTECH CENTER
                                                               CORP.                            NORTH
                                                                                                BROOKLYN, NY 11201-3859
-------------------------------------------------------------------------------------------------------------------------
836-CONSUMER                          3068.5970     5.29       PERSHING LLC                     JERSEY CITY, NJ 07303-
PRODUCTS                                                       P. O. BOX 2052                   2052
-------------------------------------------------------------------------------------------------------------------------
838-RETAILING                        43402.7780    38.62       NFS LLC FEBO                     433 AVE T
                                                               JACKSON FAMILY TRUST M           BROOKLYN, NY 11223
                                                               CHEHEBAR, I SHEHEBAR
                                                               TTEE
                                                               U/A 12/12/88
                              -------------------------------------------------------------------------------------------
                                      6504.7700     5.79       NFS LLC FEBO                     433 AVE T
                                                               JACK CHEHEBAR CUST               BROOKLYN, NY 11223
                                                               ELLIOT J CHEHEBAR UTMA
                                                               NY
                              -------------------------------------------------------------------------------------------
                                      6504.7700     5.79       NFS LLC FEBO                     433 AVE T
                                                               JACK CHEHEBAR CUST               BROOKLYN, NY 11223
                                                               REUBEN CHEHEBAR UTMA
                                                               NY
-------------------------------------------------------------------------------------------------------------------------
839-                                 12811.9950    10.30       PERSHING LLC                     P. O. BOX 2052
TELECOMMUNICATIONS                                                                              JERSEY CITY, NJ 07303-
                                                                                                9998
                              -------------------------------------------------------------------------------------------
                                      6965.8920     5.60       SOUTHWEST SECURITIES             PO BOX 509002
                                                               INC FBO                          DALLAS, TX 75250-1826
                                                               NANCY M MARWILL
-------------------------------------------------------------------------------------------------------------------------
842-BANKING                          11294.3200     6.17       D. A. DAVIDSON & CO. INC.        BOX 5015
                                                               (FBO)                            GREAT FALLS, MT 59403
                                                               D A DAVIDSON & CO AS
                                                               CUST FOR
-------------------------------------------------------------------------------------------------------------------------
845-INTERNET                          2966.4790     9.05       SOUTHWEST SECURITIES             PO BOX 509002
                                                               INC FBO                          DALLAS, TX 75250-1826
                                                               NANCY M MARWILL
                              -------------------------------------------------------------------------------------------
                                        6438.69    19.65       UBS FINANCIAL SERVICES           9441 LBJ FREEWAY SUITE
                                                               INC. FBO                         605
                                                               PAUL B MASON                     DALLAS, TX 75243-4636
                                                               DOROTHY M MASON TEN
                                                               COMM
-------------------------------------------------------------------------------------------------------------------------
850-INVERSE RUSSELL                  23698.6440     6.61       CITIGROUP GLOBAL                 333 WEST 34TH STREET -
2000(R)                                                        MARKETS INC.                     3RD FLOOR
                                                                                                NEW YORK, NEW YORK
                                                                                                10001
-------------------------------------------------------------------------------------------------------------------------
853-MID-CAP VALUE                     9824.8110     9.86       NFS LLC FEBO                     26 PRISCILLA LANE
                                                               NFS/FMTC IRA FBO JOHN G          CARNEGIE, PA 15106
                                                               SHIVELY MD
                              -------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
855-INVERSE MID-CAP                     2259.0000     6.48      OPPENHEIMER & CO INC.            225 NE MIZNER BLVD.,
                                                                                                 STE. 600 BOCA RATON, FL
                                                                                                 33432
-------------------------------------------------------------------------------------------------------------------------
859-MULTI-CAP CORE                    140086.1170     6.91      PIPER JAFFRAY & CO.              800 NICOLLET MALL
EQUITY                                                                                           MINNEAPOLIS, MN 55402
-------------------------------------------------------------------------------------------------------------------------
865-COMMODITIES                         7698.2290     5.16      PERSHING LLC                     P.O. BOX 2052
                                                                                                 JERSEY CITY, NJ 07303-
                                                                                                 9998
                              -------------------------------------------------------------------------------------------
                                          7698.23     5.16      E MICHAEL LUCERO (MPP)           2222 E HIGHLAND AVENUE
                                                                                                 # 425
                                                                                                 PHOENIX, AZ 85016-4881
                              -------------------------------------------------------------------------------------------
                                        9952.0830     6.67      HURLEY TRUST                     1024 E DESERT COVE AVE
                                                                AGREEMENT                        PHOENIX, AZ 85020
                                                                JUNE L HURLEY TTEE
                                                                DTD 8/23/1974
-------------------------------------------------------------------------------------------------------------------------
866-HEDGED EQUITY                      58923.7240    26.22      BEAR STEARNS SECURITIES          1 METROTECH CENTER
                                                                CORP.                            NORTH
                                                                                                 BROOKLYN, NY 11201-3859
-------------------------------------------------------------------------------------------------------------------------
868-S&P 500                             1395.8360     9.61      PERSHING LLC                     P. O. BOX 2052
                                                                                                 JERSEY CITY, NJ 07303-
                                                                                                 9998
                              -------------------------------------------------------------------------------------------
                                          5054.56    34.81      ROBERT W WEER (RIRA)             172 N COUNTY RD 350 W
                                                                                                 VALPARAISO, IN 46385
                              -------------------------------------------------------------------------------------------
                                          1728.73    11.91      LANCE LEWIS                      12522 HESBY ST
                                                                                                 VALLEY VILLAGE, CA
                                                                                                 91607
                              -------------------------------------------------------------------------------------------
                                          1599.63    11.02      LINDA ROCCO                      4653 CARMEL MOUNTAIN RD
                                                                                                 # 308-521
                                                                                                 SAN DIEGO, CA 92130
                              -------------------------------------------------------------------------------------------
                                           795.81     5.48      KEN KAITEL (SEP)                 156 S FULLER AVE
                                                                                                 LOS ANGELES, CA 90036
-------------------------------------------------------------------------------------------------------------------------
S&P 500 (CONTD.)                           748.73     5.16      GRETA L HASSEL (SEP)             341 STURTEVANT DR APT
                                                                                                 A
                                                                                                 SIERRA MADRE, CA 91024-
                                                                                                 1300
-------------------------------------------------------------------------------------------------------------------------
869-RUSSELL 2000(R)                      547.1830    30.12      NFS LLC FEBO                     80 RIVERDALE STREET
                                                                NFS/FMTC IRA FBO NIUSIA          HILLSDALE, NJ 07642
                                                                KLEINKOPF
                              -------------------------------------------------------------------------------------------
                                         302.3620    16.64      NFS LLC FEBO                     1563 FOLKESTONE
                                                                NFS/FMTC IRA FBO OLIVIA          TERRACE
                                                                SILBAR                           WESTLAKE VILLAGE, CA
                                                                                                 91361
                              -------------------------------------------------------------------------------------------
                                          96.9910     5.34      NFS LLC FEBO                     1720 9TH ST
                                                                NFS/FMTC ROLLOVER IRA            MANHATTAN BEACH, CA
                                                                FBO RONALD R REISS               90266
                              -------------------------------------------------------------------------------------------
                                         403.4240    22.21      NFS LLC FEBO                     KANE CONSTRUCTION
                                                                WILLIAM A KANE TTEE              RETIREMENT
                                                                                                 29687 W BADEN PLC
                                                                                                 MALIBU, CA 90264
                              -------------------------------------------------------------------------------------------
                                         400.0000    22.02      RYDEX DISTRIBUTORS               9601 BLACKWELL RD,
                                                                                                 SUITE 500
                                                                                                 ATTN: JOANNE HAIGNEY
                                                                                                 ROCKVILLE, MD 20850
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                                                    H-CLASS SHARES

-------------------------------------------------------------------------------------------------------------------------
201-EUROPE ADVANTAGE                   314675.0820      22.28   CHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
                              -------------------------------------------------------------------------------------------
                                       198934.4080      14.08   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                       150175.7890      10.63   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
202-JAPAN ADVANTAGE                    117031.8560      10.49   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
                              -------------------------------------------------------------------------------------------
                                        75978.1070       6.81   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
203-RUSSELL 2000(R)                    686799.9890      29.04   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
ADVANTAGE                                                       CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                       216546.5750       9.16   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
-------------------------------------------------------------------------------------------------------------------------
204-MID-CAP ADVANTAGE                  413795.6650      31.82   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                       180956.3330      13.91   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
247-REAL ESTATE                          132156.3850    25.04   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         116384.6090    22.05   RSBCO                           107 NORTH TRENTON
                                                                ATTN: TRUST OPERATIONS          STREET
                                                                                                RUSTON, LA 71270
-------------------------------------------------------------------------------------------------------------------------
250-INVERSE RUSSELL                      437944.5430    17.68   CITIGROUP GLOBAL                333 WEST 34TH STREET -
2000(R)                                                         MARKETS INC.                    3RD FLOOR
                                                                                                NEW YORK, NEW YORK
                                                                                                10001
                              -------------------------------------------------------------------------------------------
                                         425380.1750    17.17   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
                              -------------------------------------------------------------------------------------------
                                         343345.1840    13.86   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                           128634.48     5.19   BROWN BROTHERS                  525 WASHINGTON BLVD
                                                                HARRIMAN & CO                   JERSEY CITY, NJ 07310
                              -------------------------------------------------------------------------------------------
                                         275919.7410    11.14   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
-------------------------------------------------------------------------------------------------------------------------
251-SMALL-CAP VALUE                      158191.0700    25.33   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                          90651.9660    14.52   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                          65733.4580    10.53   TRUST COMPANY OF                PO BOX 6503
                                                                AMERICA                         7103 S REVERE PKWY
                                                                                                ENGLEWOOD, CO 80155
                              -------------------------------------------------------------------------------------------
                                          56067.0170     8.98   FTC & CO                        PO BOX 173736
                                                                DATALYNX                        DENVER CO, 80217-3736
                              -------------------------------------------------------------------------------------------
                                          48050.4620     7.69   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
                              -------------------------------------------------------------------------------------------
                                          36347.0450     5.82   NATIONAL INVESTOR               55 WATER STREET,32ND
                                                                SERVICES                        FLOOR
                                                                                                NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
252-SMALL-CAP GROWTH                     145938.3710    30.30   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------

                              -------------------------------------------------------------------------------------------
                                       42833.6080     8.89      UMBSC & Co.                     P.O. Box 419260
                                                                FBO API GROWTH FUND             KANSAS CITY, MO 64141-
                                                                                                6260
-------------------------------------------------------------------------------------------------------------------------
253-MID-CAP VALUE                     484898.8270    53.82      NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                       85729.7810     9.52      CAREY & CO                      7 EASTON OVAL
                                                                                                EA4E70
                                                                                                COLUMBUS, OH 43219
                              -------------------------------------------------------------------------------------------
                                       73602.2230     8.17      NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
254-MID-CAP GROWTH                    277798.4390    34.08      NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                      134231.1110    16.47      TRUST COMPANY OF                PO BOX 6503
                                                                AMERICA                         7103 S REVERE PKWY
                                                                                                ENGLEWOOD, CO 80155
                              -------------------------------------------------------------------------------------------
                                       44563.2800     5.47      UMBSC & Co.                     P.O. Box 419260
                                                                FBO API GROWTH FUND             KANSAS CITY, MO 64141-
                                                                                                6260
-------------------------------------------------------------------------------------------------------------------------
255-INVERSE MID-CAP                   238183.0020    26.01      CITIGROUP GLOBAL                333 WEST 34TH STREET -
                                                                MARKETS INC.                    3RD FLOOR
                                                                                                NEW YORK, NEW YORK
                                                                                                10001
                              -------------------------------------------------------------------------------------------
                                      158281.9100    17.29      NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                       85296.9460     9.32      NATIONAL INVESTOR               55 WATER STREET,32ND
                                                                SERVICES                        FLOOR
                                                                                                NEW YORK, NY 10041
                              -------------------------------------------------------------------------------------------
                                       76169.2290     8.32      SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
-------------------------------------------------------------------------------------------------------------------------
256-LARGE-CAP VALUE                  1735211.9920    40.84      NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                      860060.0250    20.24      NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                      291686.7940     6.87      CAREY & CO                      7 EASTON OVAL EA4E70
                                                                                                COLUMBUS, OH 43219
                              -------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
257-LARGE-CAP GROWTH                     251984.7680    46.84   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                          96188.9850    17.88   TRUST COMPANY OF                P O BOX 6503
                                                                AMERICA                         ENGLEWOOD, CO 80112
                              -------------------------------------------------------------------------------------------
                                          27697.7740     5.15   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
258-SECTOR ROTATION                     4602742.9610    26.39   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
                              -------------------------------------------------------------------------------------------
                                        3317006.4490    19.02   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
259-MULTI-CAP CORE                       327713.2640    11.27   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
EQUITY                                                          CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         242608.5530     8.34   MERRILL LYNCH, PIERCE,          4800 DEER LAKE DRIVE E,
                                                                FENNER & SMITH, INC.            3RD FLOOR
                                                                FOR THE SOLE BENEFIT OF         JACKSONVILLE, FL 32246
                                                                ITS CUSTOMERS
                              -------------------------------------------------------------------------------------------
                                         190456.5670     6.55   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
                              -------------------------------------------------------------------------------------------
                                         159862.2430     5.50   NATIONAL INVESTOR               55 WATER STREET,32ND
                                                                SERVICES                        FLOOR
                                                                                                NEW YORK NY 10041
-------------------------------------------------------------------------------------------------------------------------
263-DYNAMIC                             1314240.2780    25.98   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
WEAKENING DOLLAR                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                        1033646.3240    20.43   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
                              -------------------------------------------------------------------------------------------
                                         420601.6020     8.31   MERRILL LYNCH, PIERCE,          4800 DEER LAKE DRIVE E,
                                                                FENNER & SMITH, INC.            3RD FLOOR
                                                                FOR THE SOLE BENEFIT OF         JACKSONVILLE, FL 32246
                                                                ITS CUSTOMERS
                              -------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
264-DYNAMIC                             394654.5560    37.58     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
STRENGTHENING DOLLAR                                             CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                        146120.9300    13.91     SCHWAB                           ATTN: MUTUAL FUNDS
                                                                 SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
-------------------------------------------------------------------------------------------------------------------------
265-COMMODITIES                         539075.6270    42.17     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                 CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                        150645.7120    11.78     FTC & CO                         PO BOX 173736
                                                                 DATALYNX                         DENVER CO 80217-3736
                              -------------------------------------------------------------------------------------------
                                        166954.9550    13.06     SCHWAB                           ATTN: MUTUAL FUNDS
                                                                 SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
-------------------------------------------------------------------------------------------------------------------------
266-HEDGED EQUITY                       331838.1740    37.98     SCHWAB                           ATTN: MUTUAL FUNDS
                                                                 SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
                              -------------------------------------------------------------------------------------------
                                        143686.9350    16.45     NATIONAL INVESTOR                55 WATER STREET,32ND
                                                                 SERVICES                         FLOOR
                                                                                                  NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
HEDGED EQUITY (CONTD.)                  127991.9750    14.65     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                 CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
267-ABSOLUTE RETURN                    1775375.7770    42.38     SCHWAB                           ATTN: MUTUAL FUNDS
STRATEGIES                                                       SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
                              -------------------------------------------------------------------------------------------
                                          428108.89    10.22     PRIVATE TRUST COMPANY            35 SWEET BRIER TRAIL
                                                                 FBO NANCY E ROCKWOOD             EASTON, CT 06612
                                                                 PSP
                              -------------------------------------------------------------------------------------------
                                        490951.0520    11.72     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                 CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
268-S&P 500                             199200.0000    42.60     RYDEX DISTRIBUTORS               9601 BLACKWELL RD,
                                                                                                  SUITE 500
                                                                                                  ATTN: JOANNE HAIGNEY
                                                                                                  ROCKVILLE, MD 20850
                              -------------------------------------------------------------------------------------------

                              -------------------------------------------------------------------------------------------
                                         160531.3810    34.33   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
269-RUSSELL 2000(R)                      152200.0000    40.01   DYNAMIC SEED CAPITAL,            10211 WINCOPIN CIRCLE
                                                                LLC                              STE. 450
                                                                                                 COLUMBIA, MD 21044
                              -------------------------------------------------------------------------------------------
                                            25606.76     6.73   ROBERT M SHAW OR                 1535 MINT SPRINGS ROAD
                                                                HEIDI E SONEN                    CROZET, VA 22932
                              -------------------------------------------------------------------------------------------
                                            24988.62     6.57   CEDRIC CHUN (ROTH)               2721 KOLONAHE PLACE
                                                                                                 HONOLULU, HI 96813
                              -------------------------------------------------------------------------------------------
                                          47000.0000    12.36   RYDEX DISTRIBUTORS               9601 BLACKWELL RD,
                                                                                                 SUITE 500
                                                                                                 ATTN: JOANNE HAIGNEY
                                                                                                 ROCKVILLE, MD 20850
-------------------------------------------------------------------------------------------------------------------------

                                                    INVESTOR CLASS SHARES

-------------------------------------------------------------------------------------------------------------------------
210-U.S. GOVERNMENT                   120911521.8800    11.29   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
MONEY MARKET                                                    CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
212-GOVERNMENT LONG                     1582509.7870    28.64   SCHWAB                           ATTN: MUTUAL FUNDS
BOND ADVANTAGE                                                  SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                         808947.8040    14.64   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         394505.1140     7.14   RSBCO                            107 NORTH TRENTON
                                                                ATTN: TRUST OPERATIONS           STREET
                                                                                                 RUSTON, LA 71270
-------------------------------------------------------------------------------------------------------------------------
214-INVERSE                             7986582.7960    22.17   SCHWAB                           ATTN: MUTUAL FUNDS
GOVERNMENT LONG                                                 SPECIAL CUSTODY                  TEAM E
BOND                                                            ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                        7623393.8430    21.16   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                        2703973.5880     7.51   MERRILL LYNCH, PIERCE,           4800 DEER LAKE DRIVE E,
                                                                FENNER & SMITH, INC.             3RD FLOOR
                                                                FOR THE SOLE BENEFIT OF          JACKSONVILLE, FL 32246
                                                                ITS CUSTOMERS
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
215-NOVA                                834760.5550    22.66     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                 CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                        604955.0820    16.42     SCHWAB                           ATTN: MUTUAL FUNDS
                                                                 SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
                              -------------------------------------------------------------------------------------------
                                        212167.1630     5.76     NATIONAL INVESTOR                55 WATER STREET,32ND
                                                                 SERVICES                         FLOOR
                                                                                                  NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
216-PRECIOUS METALS                     670591.0240    20.11     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                 CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                        466623.9400    13.99     SCHWAB                           ATTN: MUTUAL FUNDS
                                                                 SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
                              -------------------------------------------------------------------------------------------
                                        294698.0810     8.84     NATIONAL INVESTOR                55 WATER STREET,32ND
                                                                 SERVICES                         FLOOR
                                                                                                  NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
217-INVERSE S&P 500                   17065556.2730    29.56     SCHWAB                           ATTN: MUTUAL FUNDS
                                                                 SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
                              -------------------------------------------------------------------------------------------
                                      11587737.6240    20.07     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                 CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                       3564973.7350     6.17     OMNIBUS ACCOUNT                  PO BOX 9130
                                                                 C/O INVESTORS BANK &             FPG90
                                                                 TRUST                            BOSTON, MA 02117-9130
-------------------------------------------------------------------------------------------------------------------------
218-OTC                               19869290.1240    31.68     SCHWAB                           ATTN: MUTUAL FUNDS
                                                                 SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
                              -------------------------------------------------------------------------------------------
                                      10307913.9710    16.43     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                 CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                          6333281.50    10.10   STEPHEN A CHETEK LIVING          6544 NW 31ST TERRACE
                                                                TRUST                            BOCA RATON, FL 33496
                                                                DTD 12/19/88
                                                                STEPHEN A CHETEK TTEE
                              -------------------------------------------------------------------------------------------
                                        4304630.6680     6.86   GENWORTH FINANCIAL               3200 N CENTRAL, SUITE
                                                                TRUST COMPANY FBO                612
                                                                GENWORTH FINANCIAL               PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
-------------------------------------------------------------------------------------------------------------------------
220-INVERSE OTC                         1813212.3940    26.75   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                        1087692.7690    16.05   OMNIBUS ACCOUNT                  PO BOX 9130
                                                                C/O INVESTORS BANK &             FPG90
                                                                TRUST                            BOSTON, MA 02117-9130
                              -------------------------------------------------------------------------------------------
                                         852849.8210    12.58   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                         369562.5750     5.45   MERRILL LYNCH, PIERCE,           4800 DEER LAKE DRIVE E,
                                                                FENNER & SMITH, INC.             3RD FLOOR
                                                                FOR THE SOLE BENEFIT OF          JACKSONVILLE, FL 32246
                                                                ITS CUSTOMERS
-------------------------------------------------------------------------------------------------------------------------
231-ENERGY                              1546908.9960    30.57   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         279800.3270     5.53   FTC & CO                         PO BOX 173736
                                                                DATALYNX                         DENVER, CO 80217-3736
                              -------------------------------------------------------------------------------------------
                                         982906.4070    19.42   FTC & CO                         PO BOX 173736
                                                                DATALYNX                         DENVER, CO 80217-3736
                              -------------------------------------------------------------------------------------------
                                         539191.3300    10.65   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
-------------------------------------------------------------------------------------------------------------------------
232-FINANCIAL SERVICES                   222403.6310    29.57   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         116544.7940    15.49   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                          38236.2380     5.08   FTC & CO                         PO BOX 173736
                                                                DATALYNX                         DENVER, CO 80217-3736
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
233-HEALTH CARE                          775743.5530    44.77   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                         152867.3340     8.82   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         102076.0710     5.89   FTC & CO                         PO BOX 173736
                                                                DATALYNX                         DENVER, CO 80217-3736
-------------------------------------------------------------------------------------------------------------------------
234-TECHNOLOGY                           511880.7100    47.28   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                         119090.1560    11.00   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
235-BASIC MATERIALS                       96945.4930    16.54   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                          88702.4080    15.14   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                          67446.8140    11.51   FTC & CO                         PO BOX 173736
                                                                DATALYNX                         DENVER, CO 80217-3736
-------------------------------------------------------------------------------------------------------------------------
236-CONSUMER                             499761.0300    40.50   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
PRODUCTS                                                        CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         224695.7970    18.21   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
-------------------------------------------------------------------------------------------------------------------------
236-CONSUMER                                81317.90     6.59   DR R MICHAEL CLEAR               46 GRAND LAKE DR
PRODUCTS (CONTD.)                                               TOD BRIAN R &                    FORT THOMAS, KY 41075
                                                                EMILY T CLEAR
                              -------------------------------------------------------------------------------------------
                                          64169.7470     5.20   FTC & CO                         PO BOX 173736
                                                                DATALYNX                         DENVER, CO 80217-3736
                              -------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
237-LEISURE                               79778.9640    44.84   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                          46834.7270    26.33   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
238-RETAILING                            165548.7240    36.74   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                            48122.42    10.68   ROBERT M SHAW OR                 1535 MINT SPRINGS ROAD
                                                                HEIDI E SONEN                    CROZET, VA 22932
                              -------------------------------------------------------------------------------------------
                                          70360.7230    15.61   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
239-                                     170496.7830    28.64   SCHWAB                           ATTN: MUTUAL FUNDS
TELECOMMUNICATIONS                                              SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                         139076.8780    23.37   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
240-TRANSPORTATION                       126293.2950     7.02   FTC & CO                         PO BOX 173736
                                                                DATALYNX                         DENVER, CO 80217-3736
                              -------------------------------------------------------------------------------------------
                                         419308.1010    23.30   FTC & CO                         PO BOX 173736
                                                                DATALYNX                         DENVER, CO 80217-3736
                              -------------------------------------------------------------------------------------------
                                         689246.9700    38.30   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
240-TRANSPORTATION                       142347.8690     7.91   SCHWAB                           ATTN: MUTUAL FUNDS
(CONTD.)                                                        SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
-------------------------------------------------------------------------------------------------------------------------
241-ENERGY SERVICES                      871635.9230    26.03   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------

                              -------------------------------------------------------------------------------------------
                                         852265.8070    25.45   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
242-BANKING                              217072.8480    30.10   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         154006.5370    21.35   LPL FINANCIAL SERVICES          9785 TOWNE CENTRE
                                                                                                DRIVE
                                                                                                SAN DIEGO, CA 92121-1968
                              -------------------------------------------------------------------------------------------
                                          81950.8520    11.36   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
-------------------------------------------------------------------------------------------------------------------------
243-BIOTECHNOLOGY                       1072454.5220    29.94   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
                              -------------------------------------------------------------------------------------------
                                         892397.2950    24.92   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
244-ELECTRONICS                          419599.3350    21.53   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                           105369.81     5.41   ROBERT M SHAW (SEP)             1535 MINT SPRINGS RD
                                                                                                CROZET, VA 22932
                              -------------------------------------------------------------------------------------------
                                         389054.3030    19.96   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
-------------------------------------------------------------------------------------------------------------------------
ELECTRONICS (CONTD.)                                            ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
-------------------------------------------------------------------------------------------------------------------------
245-INTERNET                              15901.5390    15.18   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                            17487.44    16.69   ROBERT M SHAW OR                1535 MINT SPRINGS ROAD
                                                                HEIDI E SONEN                   CROZET, VA 22932
                              -------------------------------------------------------------------------------------------
                                             5409.61     5.16   KURT SONEN (ROTH)               314 HUNTINGTON DRIVE
                                                                                                ANN ARBOR, MI 48104
                              -------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                          7807.2530     7.45     SCHWAB                           ATTN: MUTUAL FUNDS
                                                                 SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
-------------------------------------------------------------------------------------------------------------------------
246-UTILITIES                           292678.3340    36.40     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                 CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         77344.5270     9.62     FTC & CO                         PO BOX 173736
                                                                 DATALYNX                         DENVER, CO 80217-3736
-------------------------------------------------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Calculating Net Asset Value." The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The NAV of a Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by a Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board.

The International Equity Funds will generally value their assets at fair value because of the time difference between the close of the relevant foreign exchanges and the time the Funds price their shares at the close of the NYSE. Such valuation will attempt to reflect the U.S. financial markets' perceptions and trading activity related to the Funds' assets since the calculation of the closing level of the Funds' respective benchmarks. The Topix 100 Index is determined in the early morning (2:00 or 3:00 a.m., depending on daylight savings time) U.S. Eastern Time ("ET"), prior to the opening of the NYSE. The STOXX 50 Index(SM) is determined in the mid-morning (approximately 10:30 a.m.) U.S. ET, prior to the closing of the NYSE. Under fair value pricing, the values assigned to a Fund's securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

On days when shares of the Fixed Income Funds, Absolute Return Strategies Fund, Hedged Equity Fund and Inverse Government Long Bond Master Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Fixed Income Funds, Absolute Return Strategies Fund, Hedged Equity Fund and Inverse Government Long Bond Master Fund which are traded on the Chicago Board of Trade ("CBOT") are valued at the earlier of: (i) the time of the execution of the last trade of the day for the Fixed Income Funds, Absolute Return Strategies Fund, Hedged Equity Fund and Inverse Government Long Bond Master Fund in those CBOT-traded portfolio securities; or (ii) the last price reported by an independent pricing service before the calculation of the Fixed Income Funds', Absolute Return Strategies Fund's, Hedged Equity Fund's or Inverse Government Long Bond Master Fund's NAV. On days when the CBOT is closed during its usual business hours and there is no need for the Fixed Income Funds, Absolute Return Strategies Fund, Hedged Equity Fund or Inverse Government Long Bond Master Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Fixed Income Funds, Absolute Return Strategies Fund, Hedged Equity Fund or Inverse Government Long Bond Master Fund will be the last price reported by an independent pricing service before the calculation of the Fund's NAV.

OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. Securities listed on the Nasdaq National Market and Nasdaq SmallCap Market may be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and the offered quotations of such currencies against U.S. Dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the NAV of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument while this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument. During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant NAV of $1.00.

The Money Market Fund's use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The Rule requires that the Money Market Fund limit its investments to U.S. Dollar-denominated instruments that meet the Rule's quality, maturity and diversification requirements. The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than ninety days and precludes the purchase of any instrument with a remaining maturity of more than thirteen months.

The  Money  Market  Fund  may  only  purchase  "Eligible  Securities."  Eligible
Securities are securities which: (a) have remaining maturities of thirteen months or less; (b) either (i) are rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) were long-term securities at the time of issuance whose issuers have outstanding short-term debt obligations which are comparable in priority and security and has a ratings as specified in (b) above; or (d) if no rating is assigned by any NRSRO as provided in (b) and (c) above, the unrated securities are determined by the Board to be of comparable quality to any rated securities.

As permitted by the Rule, the Board has delegated to the Advisor, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Board determines that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Board believes that maintaining such price no longer reflects a market-based NAV, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is: (a) below the currently applicable minimum investment; or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME or Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Funds' securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Funds' securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day's NAV.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. In addition, the U.S. Government bond market is closed on Columbus Day, and as of December 6, 2004, the U.S. Government bond market will likely close early the day before Columbus Day, as recommended by the Bond Market Association.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation
Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children's Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of a Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS

INITIAL SALES CHARGES / DEALER REALLOWANCES. A-Class Shares of the Funds are sold subject to a front-end sales charge as described in the A-Class Shares Prospectus. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of A-Class Shares.

---------------------------------------------------------------------------------------------
AMOUNT OF INVESTMENT                  AUTHORIZED DEALER COMMISSION AS % OF OFFERING PRICE
---------------------------------------------------------------------------------------------
Less than $100,000                                           4.00%
---------------------------------------------------------------------------------------------
$100,000 but less than $250,000                              3.00%
---------------------------------------------------------------------------------------------
$250,000 but less than $500,000                              2.25%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
AMOUNT OF INVESTMENT                  AUTHORIZED DEALER COMMISSION AS % OF OFFERING PRICE
---------------------------------------------------------------------------------------------
$500,000 but less than 1,000,000                             1.20%
---------------------------------------------------------------------------------------------
Greater than $1,000,000                                      1.00%
---------------------------------------------------------------------------------------------

REDUCED SALES CHARGES. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your securities dealer are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

RIGHTS OF ACCUMULATION

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Rydex Fund at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all A-Class and C-Class shares of the Rydex Funds that you own (other than A-Class Shares of the U.S. Government Money Market Fund, as discussed in its Prospectus), calculated at their then current public offering price.

If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying A-Class or C-Class shares of any Rydex Fund with a value of $80,000 and wish to invest an additional $40,000 in an A-Class Share of a Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, you or your securities dealer must furnish the Servicer with a list of the account numbers and the names in which your Rydex Fund accounts are registered at the time the purchase is made.

AGGREGATING ACCOUNTS (GROUP PURCHASES)

      1. To receive a reduced sales charge on A-Class Shares, investments in any A-Class or C-Class shares (other than A-Class Shares of the U.S. Government Money Market Fund, as discussed in the Prospectus) made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

      o trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

      o     solely controlled business accounts;

      o     single participant retirement plans; or

      o endowments or foundations established and controlled by you or your immediate family.

      2. Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple-employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

      3. Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating fund shares may be aggregated.

      SOME ACCOUNTS CANNOT BE AGGREGATED. At the request of certain investment firms, some accounts are set up as "street name" or "nominee" accounts. This means that the investment firm has sole access, and that the Funds have limited access, to the investment firm's clients' account information. Since the Servicer has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your securities dealer to determine if this applies to your account.

LETTERS OF INTENT

You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent ("LOI"), and then fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the Rydex Funds that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:

      CALCULATING THE INITIAL SALES CHARGE:

      o Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" in the Prospectus).

      o It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

      o The offering price may be further reduced as described below above under "Rights of Accumulation" if the Servicer is advised of all other accounts at the time of the investment.

      o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

      CALCULATING THE NUMBER OF SHARES TO BE PURCHASED

      o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

      o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

      o If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

      o The Servicer will process necessary adjustments upon the expiration or completion date of the LOI.

      FULFILLING THE INTENDED INVESTMENT

      o By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

      o To assure compliance with the provisions of the 1940 Act, the Servicer will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

      o If the intended investment is not completed, you will pay the Servicer the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Servicer as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

      CANCELING THE LOI

      o If at any time before completing the LOI Program you wish to cancel the agreement, you must give written notice to the Distributor.

      o If at any time before completion the LOI Program you request the Servicer to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Servicer will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

SALES CHARGE WAIVERS. The A-Class Shares' initial sales charges will be waived for certain types of investors, as described in the Prospectus.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectuses under "Dividends and Distributions." Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

The Government Long Bond Advantage and Money Market Funds intend to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends daily. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Funds. Net income will be calculated immediately prior to the determination  of NAV of the  Government  Long Bond  Advantage  and Money Market
Funds.

The Board may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Board, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 NAV for the Money Market Fund, the Board may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder of the Money Market Fund in excess of the net increase (I.E., dividends, less such reduction), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

With respect to the investment by the Government Long Bond Advantage Fund in U.S. Treasury zero coupon bonds, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the "original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Government Long Bond Advantage Fund which must be distributed to shareholders of the Fund in order to maintain the qualification of the Fund as regulated investment companies for tax purposes. The tax rules applicable to regulated investment companies are described below.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

REGULATED INVESTMENT COMPANY STATUS

A fund that qualifies as a regulated investment company ("RIC") under Subchapter M of the Code will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund distributes to the Fund's shareholders. Each of the Funds will seek to qualify for treatment as a RIC under the Code. Provided that for each tax year a Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's investment company income for such year (including, for this purpose, net realized short-term capital gains over net long-term capital losses) and at least 90% of its net tax-exempt income, the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the


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

Fund's investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test"). Income and gains from transactions in commodities such as precious metals and minerals will not qualify as gross income from "securities" for purposes of the 90% test. Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% Test. The Precious Metals Fund, therefore, intends to restrict its investment in precious metals and in precious minerals to avoid a violation of the 90% Test.

In the event of a failure by a Fund to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, for the one-year period ending on October 31 of such year, plus certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Except for the Government Long Bond Advantage Fund and the U.S. Government Money Market Fund, all or portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (I.E., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund's shareholders to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's


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shares.  Distributions  reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders of the Government Long Bond Advantage Fund and the U.S. Government Money Market Fund will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains. Interest and realized net short-term capital gains distributions are taxable to shareholders of the Government Long Bond Advantage Fund and the Money Market Fund as ordinary dividend income regardless of whether the shareholder receives such distributions in additional Fund shares or in cash. Since the Government Long Bond Advantage Fund's and the Money Market Fund's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the federal dividends received deduction available to corporations. Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held. Because the Money Market Fund intends to maintain a stable $1.00 NAV, shareholders of that Fund should not expect to realize any gain or loss on the sale, redemption or exchange of such shares.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

SPECIAL TAX CONSIDERATIONS

SECTOR FUNDS, INTERNATIONAL EQUITY FUNDS, ALTERNATIVE FUNDS AND ALTERNATIVE STRATEGIES FUNDS. As described above, gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% Test. It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC's


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

principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. If such future regulations were applied to the Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds, it is possible that the amount of their qualifying income would no longer satisfy the 90% Test and the Funds would fail to qualify as RICs.

It is also possible that the Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds' strategy of investing in foreign currency-related financial instruments might cause the Funds to fail to satisfy the Asset Test, resulting in their failure to qualify as RICs. Failure of the Asset Test might result from a determination by the Internal Revenue Service that financial instruments in which the Funds invest are not securities. Moreover, even if the financial instruments are treated as securities, a determination by the Internal Revenue Service regarding the identity of the issuers of the securities or the fair market values of the securities that differs from the determinations made by the Funds could result in the failure by the Funds to diversify their investments in a manner necessary to satisfy the Asset Test. The tax treatment of a Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above under "Regulated Investment Company Status".

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

The Sector Funds, International Equity Funds and Sector Rotation Fund may incur a liability for foreign dividend withholding taxes as a result of investment in stock or securities of foreign corporations. If, at any year-end, more than 50% of the assets of a Fund are comprised of stock or securities of foreign corporations, the Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by that Fund. The Fund will make such an election only if that Fund deems this to be in the best interests of its shareholders. If the Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in that Fund.

With respect to investments by the S&P 500 Fund, Russell 2000(R) Fund, Fixed Income Funds, Absolute Return Strategies Fund, Hedged Equity Fund or the Inverse Government Long Bond Master Fund in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, each Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

COMMODITIES FUND. One of the requirements for qualification as a RIC under Subchapter M of the Code is that a Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or


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

currencies ("Qualifying Income"). As described in the Prospectuses, the Fund intends to gain its exposure to the commodities markets by investing in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked structured notes.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Fund invests will not be considered qualifying income after September 30, 2006. After such time, the Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.

The Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income for purposes of the RIC qualification tests. The Advisor, therefore, believes it can continue to successfully operate the Fund in a manner consistent with the Fund's current investment objective by investing in certain commodities-linked structured notes.

If the Fund were to fail to qualify as a regulated investment company, the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Fund would be subject to diminished investment returns.

OPTIONS TRANSACTIONS BY THE FUNDS

If a call option written by a Fund expires, the amount of the premium received by a Fund for the option will be short-term capital gain to the Fund. If such an option is closed by a Fund, any gain or loss realized by a Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by a Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to a Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, a Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

Each Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. A Fund will utilize the tax treatment that, in a Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by a Fund. These tax considerations may have an impact on investment decisions made by a Fund.

Each of the Domestic Equity Funds, Sector Funds, International Equity Funds, Alternative Funds, Alternative Strategies Funds and Master Funds in its operations also will utilize options on stock indices. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of each of the Domestic Equity Funds, Sector Funds, International Equity Funds, Alternative Funds, Alternative Strategies Funds and Master Funds, involving non equity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each of these Funds will also have available a number of elections under the Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by a Fund. These tax considerations may have an impact on investment decisions made by a Fund.

A Fund's transactions in certain options, under some circumstances, could preclude a Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

MASTER-FEEDER STRUCTURE

Under a master-feeder arrangement, a Fund's investment portfolio is composed solely of shares of a "master fund," a separate mutual fund that has an identical investment objective, E.G., the Nova Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, each Fund would have an indirect interest in all of the securities owned by its corresponding master fund. Because of this indirect interest, each Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses. Currently, the Nova Fund, Inverse S&P 500 Fund, Inverse OTC Fund and the Inverse Government Long Bond Fund are each feeder funds in a master-feeder structure. The corresponding master funds for these Funds are the Nova Master Fund, Inverse S&P 500 Master Fund, Inverse OTC Master Fund and the Inverse Government Long Bond Master Fund, respectively.

Under a master-feeder arrangement, the Advisor manages the investment portfolios of both the Fund and its corresponding master fund. Investment advisory fees and custody fees are charged at the master-fund level, and other administrative costs are charged at the feeder-fund level. This arrangement avoids a "layering" of fees, E.G., each Fund's Total Annual Operating Expenses would be no higher as a result of investing in a master-feeder arrangement than they would be if the Funds pursued their investment objectives directly. Each master fund is taxable for federal income tax purposes as a corporation and each has made an election to be treated as a regulated investment company.

Each of the Nova Fund, Inverse S&P 500 Fund, Inverse OTC Fund and the Inverse Government Long Bond Fund will receive dividend and capital gain distributions from the Nova Master Fund, Inverse S&P 500 Master Fund, Inverse OTC Master Fund and the Inverse Government Long Bond Master Fund, respectively. Such dividend and capital gain distributions will then be distributed by the Nova Fund, Inverse S&P 500 Fund, Inverse OTC Fund and Inverse Government Long Bond Fund to their respective shareholders.


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

Each of the remaining Funds reserve the right to pursue their respective investment objectives through a "master-feeder arrangement," and are permitted to change their investment strategies without shareholder approval in order to do so, if the Funds' Board of Trustees determines that doing so would be in the best interests of shareholders. In addition, each Fund may discontinue investing through the master-feeder arrangement and pursue its investment objective directly if the Fund's Board of Trustees determines that doing so would be in the best interests of shareholders.

BACK-UP WITHHOLDING

In certain cases a Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES

Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.

Information concerning the Funds' portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those Service Providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other Service Providers, such as the Funds' administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds' current registration statement. As of August 1, 2006, Fund portfolio holdings information is disclosed to the following entities as part of ongoing arrangements that serve legitimate business purposes: Morningstar, Lipper, Vickers Stock Research, Thomson Financial, Bloomberg, Standard & Poor's and Investor Responsibility Research Center.

The Funds' Chief Compliance  Officer,  or a Compliance Manager designated by the
Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Funds' portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds' Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (E.G., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by a Fund.

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.


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

SHAREHOLDER INQUIRIES

You  may  visit  the  Trust's  web  site  at  WWW.RYDEXINVESTMENTS.COM  or  call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

INDEX PUBLISHERS

The Rydex Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Dow Jones, or the Board of Trade of the City of New York, Inc. ("NYBOT" or "Licensor"), a corporation with offices at World Financial Center, One North End Avenue, New York, NY. S&P, Dow Jones, and NYBOT make no representation or warranty, express or implied, to the owners of the Rydex Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex Funds particularly or the ability of the S&P, Dow Jones and/or NYBOT Indices to track general stock market performance. S&P, Dow Jones, and NYBOT's only relationship to Rydex Investments is the licensing of certain trademarks and trade names of S&P, Dow Jones, NYBOT and of the S&P Indices, Dow Jones
Industrial Average(SM) and NYBOT Indices which are determined, composed and calculated by S&P, Dow Jones, and NYBOT, respectively, without regard to Rydex Investments or the Rydex Funds. S&P, Dow Jones and NYBOT have no obligation to take the needs of Rydex Investments or the owners of the Rydex Funds into consideration in determining, composing or calculating the S&P Indices, the Dow Jones Industrial Average(SM), or NYBOT Indices, respectively. S&P, Dow Jones and NYBOT are not responsible for and have not participated in the determination of the prices and amount of the Rydex Funds, the timing of the issuance or sale of the Rydex Funds, or in the determination or calculation of the NAV of the Rydex Funds. S&P, Dow Jones and NYBOT have no obligation or liability in connection with the administration, marketing or trading of the Rydex Funds.

S&P, DOW JONES AND NYBOT DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDICES, DOW JONES INDUSTRIAL AVERAGE(SM), OR NYBOT INDICES, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN AND S&P, DOW JONES AND NYBOT SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P, DOW JONES AND NYBOT MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY RYDEX INVESTMENTS, OWNERS OF THE RYDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDICES, DOW JONES INDUSTRIAL AVERAGE(SM) , OR NYBOT INDICES, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN. S&P, DOW JONES AND NYBOT MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDICES, DOW JONES INDUSTRIAL AVERAGE(SM), OR NYBOT, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P, DOW JONES OR NYBOT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND RYDEX INVESTMENTS.

FRANK RUSSELL COMPANY ("RUSSELL")

THE RUSSELL 2000(R) ADVANTAGE, RUSSELL 2000(R) AND INVERSE RUSSELL 2000(R) FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY RUSSELL. RUSSELL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUNDS PARTICULARLY OR THE ABILITY OF THE RUSSELL 2000(R) INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE OR A SEGMENT OF THE SAME. RUSSELL'S PUBLICATION OF THE RUSSELL 2000(R) INDEX IN NO WAY SUGGESTS OR IMPLIES AN

OPINION BY RUSSELL AS TO THE  ADVISABILITY  OF  INVESTMENT  IN ANY OR ALL OF THE
SECURITIES UPON WHICH THE RUSSELL 2000(R) INDEX IS BASED. RUSSELL'S ONLY RELATIONSHIP TO THE TRUST IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF RUSSELL AND OF THE RUSSELL 2000(R) INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY RUSSELL WITHOUT REGARD TO THE TRUST OR THE FUNDS. RUSSELL IS NOT RESPONSIBLE FOR AND HAS NOT REVIEWED THE FUNDS NOR ANY ASSOCIATED LITERATURE OR PUBLICATIONS AND RUSSELL MAKES NO REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED AS TO THEIR ACCURACY OR COMPLETENESS, OR OTHERWISE. RUSSELL RESERVES THE RIGHT, AT ANY TIME AND WITHOUT NOTICE, TO ALTER, AMEND, TERMINATE OR IN ANY WAY CHANGE THE RUSSELL 2000(R) INDEX. RUSSELL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUNDS.

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000(R) INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, INVESTORS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000(R) INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201, serves as the Funds independent registered public accounting firm.

CUSTODIAN

U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust, and the Funds, under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended March 31, 2006, including notes thereto and the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI. A copy of the Trust's 2006 Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

Aaa - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   APPENDIX B

             RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION

      PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

      o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

      o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

      o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.   PROXY VOTING POLICIES AND PROCEDURES

      A.    Proxy Voting Policies

            Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

            The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III, below.

      B.    Proxy Voting Procedures

            Rydex Investments utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex Investments has agreed to:

      o Provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

      o Deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

      o Provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

      o Coordinate with IRRC with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III.  RESOLVING POTENTIAL CONFLICTS OF INTEREST

      The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

      o Managing a pension plan for a company whose management is soliciting proxies;

      o Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

      o     Rydex Investments,  its employees or affiliates having a business or
            personal   relationship   with  participants  in  a  proxy  contest,
            corporate directors or candidates for directorships.

      To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

      o REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

      o OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

      o USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

      o USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.   SECURITIES SUBJECT TO LENDING ARRANGEMENTS

      For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.    SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

      Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.   SHARES OF REGISTERED INVESTMENT COMPANIES (FUND OF FUNDS)

      Certain funds are structured as fund of funds and invest their assets primarily in other underlying funds (the "Funds of Funds"). The Funds of Funds will vote their shares in the underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (also called "mirror" or "echo" voting).

VII.  ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

      Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

      (i)   The name of the issuer of the portfolio security;

      (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

      (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

      (iv)  The shareholder meeting date;

      (v)   A brief identification of the matter voted on;

      (vi) Whether the matter was proposed by the issuer or by a security holder;

      (vii) Whether Rydex Investments (or IRRC as its agent) cast the client's vote on the matter;

      (viii) How Rydex Investments (or IRRC as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and

      (ix) Whether Rydex Investments (or IRRC as its agent) cast the client's vote for or against management.

VIII. DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

      Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

      Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

      If approved by the client, this policy and any requested records may be provided electronically.

IX.   RECORDKEEPING

      Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

      (i)   A copy of this Policy;

      (ii)  Proxy Statements received regarding client securities;

      (iii) Records of votes cast on behalf of clients;

      (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

      (v)   Records of client requests for proxy voting information.

      With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

      Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as IRRC, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES

      Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A.   Director Nominees in Uncontested Elections                       Vote With Mgt.
B.   Chairman and CEO is the Same Person                              Vote With Mgt.
C.   Majority of Independent Directors                                Vote With Mgt.
D.   Stock Ownership Requirements                                     Vote With Mgt.
E.   Limit Tenure of Outside Directors                                Vote With Mgt.
F.   Director and Officer Indemnification and Liability Protection    Vote With Mgt.
G.   Eliminate or Restrict Charitable Contributions                   Vote With Mgt.

PROXY CONTESTS

A.   Voting for Director Nominees in Contested Election               Vote With Mgt.
B.   Reimburse Proxy Solicitation                                     Vote With Mgt.

AUDITORS

A.   Ratifying Auditors                                               Vote With Mgt.

PROXY CONTEST DEFENSES
A.   Board Structure - Classified Board                               Vote With Mgt.
B.   Cumulative Voting                                                Vote With Mgt.
C.   Shareholder Ability to Call Special Meetings                     Vote With Mgt.

TENDER OFFER DEFENSES

A.   Submit Poison Pill for shareholder ratification                  Case-by-Case
B.   Fair Price Provisions                                            Vote With Mgt.
C.   Supermajority Shareholder Vote Requirement                       Vote With Mgt.
       To Amend the Charter or Bylaws
D.   Supermajority Shareholder Vote Requirement                       Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A.   Confidential Voting                                        Vote With Mgt.
B.   Equal Access                                               Vote With Mgt.
C.   Bundled Proposals                                          Vote With Mgt.

CAPITAL STRUCTURE

A.   Common Stock Authorization                                 Vote With Mgt.
B.   Stock Splits                                               Vote With Mgt.
C.   Reverse Stock Splits                                       Vote With Mgt.
D.   Preemptive Rights                                          Vote With Mgt.
E.   Share Repurchase Programs                                  Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A.   Shareholder Proposals to Limit Executive and               Case-by-Case
        Directors Pay
B.   Shareholder Ratification of Golden and Tin Parachutes      Vote With Mgt.
C.   Employee Stock Ownership Plans                             Vote With Mgt.
D.   401(k) Employee Benefit Plans                              Vote With Mgt.

STATE OF INCORPORATION

A.   Voting on State Takeover Plans                             Vote With Mgt.
B.   Voting on Reincorporation Proposals                        Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A.   Mergers and Acquisitions                                   Case-by-Case
B.   Corporate Restructuring                                    Vote With Mgt.
C.   Spin-Offs                                                  Vote With Mgt.
D.   Liquidations                                               Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A.   Issues with Social/Moral Implications                      Vote With Mgt.